                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                               February 11, 2010

         PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE
                               ANNUITY CONTRACTS

The Prudential Premier(R) Retirement Variable Annuity X SERIES(SM)("X SERIES"), Prudential Premier(R) Retirement Variable Annuity B SERIES(SM) ("B SERIES"), Prudential Premier(R) Retirement Variable Annuity L SERIES(SM) ("L SERIES"), and Prudential Premier(R) Retirement Variable Annuity C SERIES(SM) ("C SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). Each Annuity is purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of not less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the X Series, the L Series, the B Series and the C Series prospectus dated February 11, 2010. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Company                                                                      2

Experts                                                                      2

Principal Underwriter                                                        2

Payments Made to Promote Sale of Our Products                                2

Allocation of Initial Purchase Payment                                       3

Determination of Accumulation Unit Values                                    3

Separate Account Financial Information                                      A1

Company Financial Information                                               B1

                                    Prudential Annuity Service Center
 Pruco Life Insurance Company                 P.O. Box 7960
    213 Washington Street                Philadelphia, PA 19176
    Newark, NJ 07102-2992               Telephone: (888) PRU 2888

The Prudential Premier(R) Retirement Variable Annuity X SERIES(SM)("X SERIES"), Prudential Premier(R) Retirement Variable Annuity B SERIES(SM) ("B SERIES"), Prudential Premier(R) Retirement Variable Annuity L SERIES(SM) ("L SERIES"), and Prudential Premier(R) Retirement Variable Annuity C SERIES(SM) ("C SERIES") are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2008 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual variable annuities issued through the Account, PAD received commissions of $231,193,283, $154,899,679, and $116,185,253, in
2009, 2008, and 2007 respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

    . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker/dealers).

    . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker/dealers).

    . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2009) received payment with respect to annuity business during 2009 (or as to which a payment amount was accrued during 2009). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2009, the least amount paid, and greatest amount paid, were $55 and $2,282,252, respectively.

                    ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two Valuation Days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources.

Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each Valuation Day. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for that Sub-account for the current Valuation Day. The net investment factor for any Valuation Day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding Valuation Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and subtracting from the result the daily equivalent of the total annualized charge for the Annuity and any optional benefits (for which the charge is calculated as a percentage of Sub-account assets) for each day since the preceding Valuation Day. During the accumulation phase of your Annuity, the daily equivalent of the annualized charge is calculated using the formula 1 - (1 - c) 1 / 365, where c is the total annualized charge. However, for purposes of determining Unit values for a Beneficiary participating in the Beneficiary Continuation Option, we employ a different method. Specifically, we calculate the daily equivalent of the annualized Settlement Service Charge using the formula (1 + c)x(1 / 365) - 1, where c is the 1.00% Settlement Service Charge. The value of the assets of a Sub-account is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other funds held by that Sub-account by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. Because this Annuity is new, we include no historical unit values here.

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------
                                                                                             Prudential   Prudential
                                             Prudential     Prudential                        Flexible   Conservative
                                            Money Market Diversified Bond Prudential Equity   Managed      Balanced
                                             Portfolio      Portfolio         Portfolio      Portfolio    Portfolio
                                            ------------ ---------------- ----------------- -----------  ------------
ASSETS
  Investment in the portfolios, at value... $382,008,621   $236,342,350     $ 197,062,596   $15,220,478  $23,485,485
                                            ------------   ------------     -------------   -----------  -----------
  Net Assets............................... $382,008,621   $236,342,350     $ 197,062,596   $15,220,478  $23,485,485
                                            ============   ============     =============   ===========  ===========

NET ASSETS, representing:
  Accumulation units....................... $382,008,621   $236,342,350     $ 197,062,596   $15,220,478  $23,485,485
                                            ------------   ------------     -------------   -----------  -----------
                                            $382,008,621   $236,342,350     $ 197,062,596   $15,220,478  $23,485,485
                                            ============   ============     =============   ===========  ===========

  Units outstanding........................  322,559,721    144,785,736       155,513,734    10,712,762   16,534,184
                                            ============   ============     =============   ===========  ===========

  Portfolio shares held....................   38,200,862     23,897,103        12,016,012     1,233,426    1,850,708
  Portfolio net asset value per share...... $      10.00   $       9.89     $       16.40   $     12.34  $     12.69
  Investment in portfolio shares, at
   cost.................................... $382,008,621   $263,382,353     $ 322,721,937   $21,369,409  $28,511,042

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------
                                                                                             Prudential   Prudential
                                             Prudential     Prudential                        Flexible   Conservative
                                            Money Market Diversified Bond Prudential Equity   Managed      Balanced
                                             Portfolio      Portfolio         Portfolio      Portfolio    Portfolio
                                            ------------ ---------------- ----------------- -----------  ------------
INVESTMENT INCOME
  Dividend income.......................... $  8,548,463   $ 14,095,412     $   4,277,580   $   604,322  $ 1,073,635
                                            ------------   ------------     -------------   -----------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    5,020,384      3,846,776         4,295,772       282,090      428,629
                                            ------------   ------------     -------------   -----------  -----------

NET INVESTMENT INCOME (LOSS)...............    3,528,079     10,248,636           (18,192)      322,232      645,006
                                            ------------   ------------     -------------   -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0      2,616,509        31,784,559     1,640,284            0
  Realized gain (loss) on shares
   redeemed................................            0     (3,853,132)       (8,429,522)     (628,445)    (395,249)
  Net change in unrealized gain (loss) on
   investments.............................            0    (22,348,785)     (159,270,881)   (7,212,496)  (7,881,839)
                                            ------------   ------------     -------------   -----------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................            0    (23,585,408)     (135,915,844)   (6,200,657)  (8,277,088)
                                            ------------   ------------     -------------   -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $  3,528,079   $(13,336,772)    $(135,934,036)  $(5,878,425) $(7,632,082)
                                            ============   ============     =============   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A1


                                                   SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------
                                Prudential                                                      Prudential
  Prudential   Prudential High   Natural                                         Prudential        Small       T. Rowe Price
    Value        Yield Bond     Resources    Prudential Stock    Prudential       Jennison    Capitalization   International
  Portfolio       Portfolio     Portfolio    Index Portfolio  Global Portfolio   Portfolio    Stock Portfolio Stock Portfolio
-------------  --------------- ------------  ---------------- ---------------- -------------  --------------- ---------------

$ 188,188,307   $ 95,746,814   $  8,744,720   $ 288,791,821     $ 65,031,218   $ 246,262,166   $ 51,677,383    $ 18,227,283
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------
$ 188,188,307   $ 95,746,814   $  8,744,720   $ 288,791,821     $ 65,031,218   $ 246,262,166   $ 51,677,383    $ 18,227,283
=============   ============   ============   =============     ============   =============   ============    ============

$ 188,188,307   $ 95,746,814   $  8,744,720   $ 288,791,821     $ 65,031,218   $ 246,262,166   $ 51,677,383    $ 18,227,283
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------
$ 188,188,307   $ 95,746,814   $  8,744,720   $ 288,791,821     $ 65,031,218   $ 246,262,166   $ 51,677,383    $ 18,227,283
=============   ============   ============   =============     ============   =============   ============    ============

  129,517,161     74,439,344      2,068,953     252,566,352       57,721,857     223,475,591     28,369,065      21,047,492
=============   ============   ============   =============     ============   =============   ============    ============

   17,328,573     26,522,663        368,976      12,688,569        4,975,610      16,763,932      4,127,587       2,212,049
$       10.86   $       3.61   $      23.70   $       22.76     $      13.07   $       14.69   $      12.52    $       8.24

$ 358,546,803   $163,522,693   $ 12,972,563   $ 410,842,323     $ 97,250,227   $ 372,914,395   $ 69,718,027    $ 29,207,232

                                                   SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------
                                Prudential                                                      Prudential
  Prudential   Prudential High   Natural                                         Prudential        Small       T. Rowe Price
    Value        Yield Bond     Resources    Prudential Stock    Prudential       Jennison    Capitalization   International
  Portfolio       Portfolio     Portfolio    Index Portfolio  Global Portfolio   Portfolio    Stock Portfolio Stock Portfolio
-------------  --------------- ------------  ---------------- ---------------- -------------  --------------- ---------------

$   5,546,590   $ 11,337,287   $    144,971   $   9,589,247     $  1,835,636   $   1,913,377   $    863,320    $    584,103
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------

    4,353,319      1,855,315        255,657       6,303,418        1,499,885       5,328,682      1,041,534         431,405
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------

    1,193,271      9,481,972       (110,686)      3,285,829          335,751      (3,415,305)      (178,214)        152,698
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------

   63,567,195              0      2,440,806               0        6,196,544               0     11,523,983       1,127,922

  (12,900,836)   (12,950,213)     1,084,217      (5,971,171)        (512,538)    (10,301,753)       292,972         333,098

 (205,201,019)   (28,444,857)   (14,008,118)   (187,957,029)     (60,466,928)   (152,443,290)   (38,418,546)    (20,422,748)
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------

 (154,534,660)   (41,395,070)   (10,483,095)   (193,928,200)     (54,782,922)   (162,745,043)   (26,601,591)    (18,961,728)
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------

$(153,341,389)  $(31,913,098)  $(10,593,781)  $(190,642,371)    $(54,447,171)  $(166,160,348)  $(26,779,805)   $(18,809,030)
=============   ============   ============   =============     ============   =============   ============    ============

  The accompanying notes are an integral part of these financial statements.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------


                                                                                                        Janus Aspen
                                                                                                         Large Cap
                                            T. Rowe Price  Premier VIT   Premier VIT                 Growth Portfolio -
                                            Equity Income OpCap Managed NACM Small Cap AIM V.I. Core   Institutional
                                              Portfolio     Portfolio     Portfolio     Equity Fund        Shares
                                            ------------- ------------- -------------- ------------- ------------------
ASSETS
  Investment in the portfolios, at value... $ 65,377,231  $ 76,067,647   $ 30,354,894  $ 95,029,922     $ 54,523,462
                                            ------------  ------------   ------------  ------------     ------------
  Net Assets............................... $ 65,377,231  $ 76,067,647   $ 30,354,894  $ 95,029,922     $ 54,523,462
                                            ============  ============   ============  ============     ============

NET ASSETS, representing:
  Accumulation units....................... $ 65,377,231  $ 76,067,647   $ 30,354,894  $ 95,029,922     $ 54,523,462
                                            ------------  ------------   ------------  ------------     ------------
                                            $ 65,377,231  $ 76,067,647   $ 30,354,894  $ 95,029,922     $ 54,523,462
                                            ============  ============   ============  ============     ============

  Units outstanding........................   43,430,575    62,795,104     20,849,116    72,675,351       51,811,776
                                            ============  ============   ============  ============     ============

  Portfolio shares held....................    4,559,082     3,109,879      2,263,601     4,811,642        3,448,669
  Portfolio net asset value per share...... $      14.34  $      24.46   $      13.41  $      19.75     $      15.81
  Investment in portfolio shares, at
   cost.................................... $ 89,287,143  $123,618,319   $ 60,250,966  $116,537,430     $ 90,482,158

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------


                                                                                                        Janus Aspen
                                                                                                         Large Cap
                                            T. Rowe Price  Premier VIT   Premier VIT                 Growth Portfolio -
                                            Equity Income OpCap Managed NACM Small Cap AIM V.I. Core   Institutional
                                              Portfolio     Portfolio     Portfolio     Equity Fund        Shares
                                            ------------- ------------- -------------- ------------- ------------------
INVESTMENT INCOME
  Dividend income.......................... $  2,221,144  $  3,249,539   $          0  $  2,741,891     $    604,548
                                            ------------  ------------   ------------  ------------     ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    1,349,540     1,440,319        670,349     1,880,400        1,158,757
                                            ------------  ------------   ------------  ------------     ------------

NET INVESTMENT INCOME (LOSS)...............      871,604     1,809,220       (670,349)      861,491         (554,209)
                                            ------------  ------------   ------------  ------------     ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....    3,108,896     9,078,246     11,166,193             0                0
  Realized gain (loss) on shares
   redeemed................................     (276,582)   (6,420,432)    (2,479,931)    1,467,220       (3,211,154)
  Net change in unrealized gain (loss) on
   investments.............................  (45,740,983)  (40,414,836)   (32,156,183)  (48,699,488)     (36,429,883)
                                            ------------  ------------   ------------  ------------     ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................  (42,908,669)  (37,757,022)   (23,469,921)  (47,232,268)     (39,641,037)
                                            ------------  ------------   ------------  ------------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(42,037,065) $(35,947,802)  $(24,140,270) $(46,370,777)    $(40,195,246)
                                            ============  ============   ============  ============     ============

  The accompanying notes are an integral part of these financial statements.

                                      A3

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
                                                                             Franklin
                                                                            Templeton
   Janus Aspen                                                                Small-
  International       MFS VIT       MFS VIT    Credit Suisse                 Mid Cap                        Prudential
Growth Portfolio - Research Bond    Growth     Trust Global    American       Growth       Prudential      Diversified
  Institutional      Series -      Series -      Small Cap    Century VP    Securities   Jennison 20/20    Conservative
      Shares       Initial Class Initial Class   Portfolio    Value Fund       Fund      Focus Portfolio Growth Portfolio
------------------ ------------- ------------- ------------- ------------  ------------  --------------- ----------------

  $  99,657,272    $ 17,309,884  $ 49,105,535   $ 8,186,784  $ 25,826,087  $ 19,938,623   $ 40,439,623     $ 79,507,764
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------
  $  99,657,272    $ 17,309,884  $ 49,105,535   $ 8,186,784  $ 25,826,087  $ 19,938,623   $ 40,439,623     $ 79,507,764
  =============    ============  ============   ===========  ============  ============   ============     ============

  $  99,657,272    $ 17,309,884  $ 49,105,535   $ 8,186,784  $ 25,826,087  $ 19,938,623   $ 40,439,623     $ 79,507,764
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------
  $  99,657,272    $ 17,309,884  $ 49,105,535   $ 8,186,784  $ 25,826,087  $ 19,938,623   $ 40,439,623     $ 79,507,764
  =============    ============  ============   ===========  ============  ============   ============     ============

     48,523,083      15,464,104    45,316,173    11,498,400    17,239,718    19,231,726     38,183,159       69,129,150
  =============    ============  ============   ===========  ============  ============   ============     ============

      3,762,071       1,341,851     3,143,760     1,112,335     5,518,395     1,696,904      4,405,188        9,556,222
  $       26.49    $      12.90  $      15.62   $      7.36  $       4.68  $      11.75   $       9.18     $       8.32

  $ 113,657,939    $ 22,902,536  $ 72,384,134   $15,021,100  $ 37,585,359  $ 37,443,403   $ 54,313,258     $ 98,735,614

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
                                                                             Franklin
                                                                            Templeton
   Janus Aspen                                                                Small-
  International       MFS VIT       MFS VIT    Credit Suisse                 Mid Cap                        Prudential
Growth Portfolio - Research Bond    Growth     Trust Global    American       Growth       Prudential      Diversified
  Institutional      Series -      Series -      Small Cap    Century VP    Securities   Jennison 20/20    Conservative
      Shares       Initial Class Initial Class   Portfolio    Value Fund       Fund      Focus Portfolio Growth Portfolio
------------------ ------------- ------------- ------------- ------------  ------------  --------------- ----------------

  $   2,206,282    $    138,492  $    172,365   $   234,503  $    894,625  $          0   $    349,828     $  4,030,825
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------

      2,579,672         356,073     1,038,820       186,545       488,050       435,424        872,968        1,442,127
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------

       (373,390)       (217,581)     (866,455)       47,958       406,575      (435,424)      (523,140)       2,588,698
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------

     28,905,193               0             0             0     4,749,564     3,908,377      3,837,425        7,545,979

     16,535,163         (18,307)   (1,293,019)     (403,644)   (1,360,665)   (1,465,360)       806,947         (756,655)

   (164,497,728)    (10,814,995)  (30,794,674)   (7,410,749)  (14,806,759)  (18,328,557)   (33,003,666)     (34,732,184)
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------

   (119,057,372)    (10,833,302)  (32,087,693)   (7,814,393)  (11,417,860)  (15,885,540)   (28,359,294)     (27,942,860)
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------

  $(119,430,762)   $(11,050,883) $(32,954,148)  $(7,766,435) $(11,011,285) $(16,320,964)  $(28,882,434)    $(25,354,162)
  =============    ============  ============   ===========  ============  ============   ============     ============

  The accompanying notes are an integral part of these financial statements.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------
                                                                             Prudential SP                 Prudential SP
                                                          AllianceBernstein   T.Rowe Price   Prudential SP   Small Cap
                                             Davis Value      Large Cap        Large-Cap      Davis Value      Value
                                              Portfolio   Growth Portfolio  Growth Portfolio   Portfolio     Portfolio
                                            ------------  ----------------- ---------------- ------------- -------------
ASSETS
  Investment in the portfolios, at value... $ 29,757,826     $ 4,273,430      $         0    $115,972,689  $103,258,676
                                            ------------     -----------      -----------    ------------  ------------
  Net Assets............................... $ 29,757,826     $ 4,273,430      $         0    $115,972,689  $103,258,676
                                            ============     ===========      ===========    ============  ============

NET ASSETS, representing:
  Accumulation units....................... $ 29,757,826     $ 4,273,430      $         0    $115,972,689  $103,258,676
                                            ------------     -----------      -----------    ------------  ------------
                                            $ 29,757,826     $ 4,273,430      $         0    $115,972,689  $103,258,676
                                            ============     ===========      ===========    ============  ============

  Units outstanding........................   39,031,611      10,045,059                0     126,902,093    94,789,632
                                            ============     ===========      ===========    ============  ============

  Portfolio shares held....................    3,602,642         237,018                0      17,257,841    13,586,668
  Portfolio net asset value per share...... $       8.26     $     18.03      $      0.00    $       6.72  $       7.60
  Investment in portfolio shares, at
   cost.................................... $ 38,882,690     $ 5,939,096      $         0    $166,278,897  $166,045,120

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------
                                                                             Prudential SP                 Prudential SP
                                                          AllianceBernstein   T.Rowe Price   Prudential SP   Small Cap
                                             Davis Value      Large Cap        Large-Cap      Davis Value      Value
                                              Portfolio   Growth Portfolio  Growth Portfolio   Portfolio     Portfolio
                                            ------------  ----------------- ---------------- ------------- -------------
INVESTMENT INCOME
  Dividend income.......................... $    439,769     $         0      $         0    $  2,607,985  $  1,617,729
                                            ------------     -----------      -----------    ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      662,052          89,355          279,079       2,886,413     2,337,668
                                            ------------     -----------      -----------    ------------  ------------

NET INVESTMENT INCOME (LOSS)...............     (222,283)        (89,355)        (279,079)       (278,428)     (719,939)
                                            ------------     -----------      -----------    ------------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....      798,974               0                0      11,108,373    15,483,922
  Realized gain (loss) on shares
   redeemed................................    1,282,630         (52,337)       6,327,720        (334,933)   (7,264,643)
  Net change in unrealized gain (loss) on
   investments.............................  (24,753,355)     (3,017,145)      (8,848,963)    (95,976,933)  (58,840,779)
                                            ------------     -----------      -----------    ------------  ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................  (22,671,751)     (3,069,482)      (2,521,243)    (85,203,493)  (50,621,500)
                                            ------------     -----------      -----------    ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(22,894,034)    $(3,158,837)     $(2,800,322)   $(85,481,921) $(51,341,439)
                                            ============     ===========      ===========    ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A5

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------
                                   Prudential SP    Janus Aspen    Prudential SP                   Prudential SP
 Prudential SP    Prudential SP     PIMCO High       Large Cap       Large Cap    Prudential SP      Strategic
   Small Cap       PIMCO Total         Yield      Growth Portfolio     Value         AIM Core     Partners Focused
Growth Portfolio Return Portfolio    Portfolio    - Service Shares   Portfolio   Equity Portfolio Growth Portfolio
---------------- ---------------- --------------- ---------------- ------------- ---------------- ----------------
  $         0      $366,114,540    $101,734,889     $12,589,474    $          0    $         0      $ 15,423,312
  -----------      ------------    ------------     -----------    ------------    -----------      ------------
  $         0      $366,114,540    $101,734,889     $12,589,474    $          0    $         0      $ 15,423,312
  ===========      ============    ============     ===========    ============    ===========      ============

  $         0      $366,114,540    $101,734,889     $12,589,474    $          0    $         0      $ 15,423,312
  -----------      ------------    ------------     -----------    ------------    -----------      ------------
  $         0      $366,114,540    $101,734,889     $12,589,474    $          0    $         0      $ 15,423,312
  ===========      ============    ============     ===========    ============    ===========      ============

            0       291,242,873      95,716,729      18,115,495               0              0        20,787,394
  ===========      ============    ============     ===========    ============    ===========      ============

            0        33,102,580      15,184,312         807,535               0              0         3,226,634
  $      0.00      $      11.06    $       6.70     $     15.59    $       0.00    $      0.00      $       4.78

  $         0      $375,051,044    $151,501,790     $16,140,422    $          0    $         0      $ 22,344,273

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------
                                                    Janus Aspen    Prudential SP                   Prudential SP
 Prudential SP    Prudential SP    Prudential SP     Large Cap       Large Cap    Prudential SP      Strategic
   Small Cap       PIMCO Total      PIMCO High    Growth Portfolio     Value         AIM Core     Partners Focused
Growth Portfolio Return Portfolio Yield Portfolio - Service Shares   Portfolio   Equity Portfolio Growth Portfolio
---------------- ---------------- --------------- ---------------- ------------- ---------------- ----------------
  $         0      $ 21,193,558    $ 11,510,782     $   110,229    $          0    $         0      $          0
  -----------      ------------    ------------     -----------    ------------    -----------      ------------


      184,345         6,612,219       2,311,336         309,605         390,204        140,123           374,964
  -----------      ------------    ------------     -----------    ------------    -----------      ------------

     (184,345)       14,581,339       9,199,446        (199,376)       (390,204)      (140,123)         (374,964)
  -----------      ------------    ------------     -----------    ------------    -----------      ------------

            0                 0         151,308               0               0              0         1,776,051

    4,147,642        (1,373,771)     (6,109,135)         89,464       7,897,675      5,286,444          (240,321)

   (5,734,953)      (23,236,258)    (43,336,774)     (9,205,278)    (10,838,051)    (5,604,938)      (12,021,009)
  -----------      ------------    ------------     -----------    ------------    -----------      ------------

   (1,587,311)      (24,610,029)    (49,294,601)     (9,115,814)     (2,940,376)      (318,494)      (10,485,279)
  -----------      ------------    ------------     -----------    ------------    -----------      ------------

  $(1,771,656)     $(10,028,690)   $(40,095,155)    $(9,315,190)   $ (3,330,580)   $  (458,617)     $(10,860,243)
  ===========      ============    ============     ===========    ============    ===========      ============

----------------

 Prudential SP
    Mid Cap
Growth Portfolio
----------------
  $ 47,008,622
  ------------
  $ 47,008,622
  ============

  $ 47,008,622
  ------------
  $ 47,008,622
  ============

    68,431,460
  ============

    13,705,138
  $       3.43

  $ 82,808,144


----------------

 Prudential SP
    Mid Cap
Growth Portfolio
----------------
  $          0
  ------------


     1,195,821
  ------------

    (1,195,821)
  ------------

    17,581,821

    (2,421,219)

   (53,225,166)
  ------------

   (38,064,564)
  ------------

  $(39,260,385)
  ============

  The accompanying notes are an integral part of these financial statements.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                              SUBACCOUNTS
                                            ------------------------------------------------------------------------------
                                                          Prudential SP
                                            SP Prudential Conservative   Prudential SP  Prudential SP     Prudential SP
                                            U.S. Emerging     Asset      Balanced Asset Growth Asset        Aggressive
                                               Growth      Allocation      Allocation    Allocation        Growth Asset
                                              Portfolio     Portfolio      Portfolio      Portfolio    Allocation Portfolio
                                            ------------- -------------  -------------- -------------  --------------------
ASSETS
  Investment in the portfolios, at value... $ 77,729,420  $ 389,809,586  $ 744,530,144  $ 576,128,269      $ 71,930,043
                                            ------------  -------------  -------------  -------------      ------------
  Net Assets............................... $ 77,729,420  $ 389,809,586  $ 744,530,144  $ 576,128,269      $ 71,930,043
                                            ============  =============  =============  =============      ============

NET ASSETS, representing:
  Accumulation units....................... $ 77,729,420  $ 389,809,586  $ 744,530,144  $ 576,128,269      $ 71,930,043
                                            ------------  -------------  -------------  -------------      ------------
                                            $ 77,729,420  $ 389,809,586  $ 744,530,144  $ 576,128,269      $ 71,930,043
                                            ============  =============  =============  =============      ============

  Units outstanding........................   71,243,044    284,454,963    545,598,303    410,508,785        73,262,450
                                            ============  =============  =============  =============      ============

  Portfolio shares held....................   16,971,489     43,848,097     95,208,458     87,292,162        12,913,832
  Portfolio net asset value per share...... $       4.58  $        8.89  $        7.82  $        6.60      $       5.57
  Investment in portfolio shares, at
   cost.................................... $118,411,003  $ 466,301,827  $ 960,676,441  $ 817,703,246      $107,742,606

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                              SUBACCOUNTS
                                            ------------------------------------------------------------------------------
                                                          Prudential SP
                                            SP Prudential Conservative   Prudential SP  Prudential SP     Prudential SP
                                            U.S. Emerging     Asset      Balanced Asset Growth Asset        Aggressive
                                               Growth      Allocation      Allocation    Allocation        Growth Asset
                                              Portfolio     Portfolio      Portfolio      Portfolio    Allocation Portfolio
                                            ------------- -------------  -------------- -------------  --------------------
INVESTMENT INCOME
  Dividend income.......................... $    352,807  $  15,546,058  $  25,078,976  $  14,363,738      $  1,212,050
                                            ------------  -------------  -------------  -------------      ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    1,872,813      8,588,637     18,191,071     15,474,502         1,870,849
                                            ------------  -------------  -------------  -------------      ------------

NET INVESTMENT INCOME (LOSS)...............   (1,520,006)     6,957,421      6,887,905     (1,110,764)         (658,799)
                                            ------------  -------------  -------------  -------------      ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....   19,702,609     25,820,952     76,023,305     84,135,302        12,023,550
  Realized gain (loss) on shares
   redeemed................................   (1,886,531)    (2,342,526)    (5,314,509)    (4,543,113)           27,781
  Net change in unrealized gain (loss) on
   investments.............................  (66,598,860)  (147,590,517)  (421,950,834)  (452,356,420)      (70,283,856)
                                            ------------  -------------  -------------  -------------      ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................  (48,782,782)  (124,112,091)  (351,242,038)  (372,764,231)      (58,232,525)
                                            ------------  -------------  -------------  -------------      ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(50,302,788) $(117,154,670) $(344,354,133) $(373,874,995)     $(58,891,324)
                                            ============  =============  =============  =============      ============

  The accompanying notes are an integral part of these financial statements.

                                      A7

                                              SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------

                                 Evergreen VA
 Prudential SP    Prudential SP  Diversified                             Evergreen VA  Evergreen VA   Evergreen VA
 International    International    Capital    Evergreen VA Evergreen VA Special Values International  Fundamental
Growth Portfolio Value Portfolio Builder Fund Growth Fund   Omega Fund       Fund       Equity Fund  Large Cap Fund
---------------- --------------- ------------ ------------ ------------ -------------- ------------- --------------

  $ 48,942,829    $ 50,078,115    $ 642,387    $  710,357   $1,685,479   $ 1,985,839    $1,115,339    $ 2,292,850
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------
  $ 48,942,829    $ 50,078,115    $ 642,387    $  710,357   $1,685,479   $ 1,985,839    $1,115,339    $ 2,292,850
  ============    ============    =========    ==========   ==========   ===========    ==========    ===========

  $ 48,942,829    $ 50,078,115    $ 642,387    $  710,357   $1,685,479   $ 1,985,839    $1,115,339    $ 2,292,850
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------
  $ 48,942,829    $ 50,078,115    $ 642,387    $  710,357   $1,685,479   $ 1,985,839    $1,115,339    $ 2,292,850
  ============    ============    =========    ==========   ==========   ===========    ==========    ===========

    54,357,708      46,483,565      873,923       653,130    1,435,894     1,686,963       101,559        245,567
  ============    ============    =========    ==========   ==========   ===========    ==========    ===========

    14,186,327      10,116,791       76,112        86,104      116,804       216,322       116,060        180,256
  $       3.45    $       4.95    $    8.44    $     8.25   $    14.43   $      9.18    $     9.61    $     12.72

  $ 94,512,893    $ 88,319,615    $ 999,414    $1,060,436   $1,711,304   $ 3,118,202    $1,550,610    $ 2,897,213

                                              SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------

                                 Evergreen VA
 Prudential SP    Prudential SP  Diversified                             Evergreen VA  Evergreen VA   Evergreen VA
 International    International    Capital    Evergreen VA Evergreen VA Special Values International  Fundamental
Growth Portfolio Value Portfolio Builder Fund Growth Fund   Omega Fund       Fund       Equity Fund  Large Cap Fund
---------------- --------------- ------------ ------------ ------------ -------------- ------------- --------------

  $  1,365,038    $  2,253,961    $       0    $      304   $        0   $    32,726    $        0    $    45,990
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------

     1,330,738       1,327,788       18,374        18,398       39,298        56,598        30,312         55,676
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------

        34,300         926,173      (18,374)      (18,094)     (39,298)      (23,872)      (30,312)        (9,686)
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------

    16,605,937      13,067,129            0             0            0             0        51,280              0

    (4,083,619)     (4,093,454)     (12,866)      (56,739)      53,579      (350,483)      (59,569)       (60,923)

   (66,896,536)    (55,995,996)    (541,866)     (499,792)    (762,410)     (707,876)     (914,639)    (1,268,492)
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------

   (54,374,218)    (47,022,321)    (554,732)     (556,531)    (708,831)   (1,058,359)     (922,928)    (1,329,415)
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------

  $(54,339,918)   $(46,096,148)   $(573,106)   $ (574,625)  $ (748,129)  $(1,082,231)   $ (953,240)   $(1,339,101)
  ============    ============    =========    ==========   ==========   ===========    ==========    ===========

  The accompanying notes are an integral part of these financial statements.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                             SUBACCOUNTS
                                            -----------------------------------------------------------------------------
                                                   AST         AST American    AST Schroders
                                            AllianceBernstein Century Income Multi Asset World  AST Cohen &     AST UBS
                                             Growth & Income     & Growth       Strategies     Steers Realty Dynamic Alpha
                                                Portfolio       Portfolio        Portfolio       Portfolio     Portfolio
                                            ----------------- -------------- ----------------- ------------- -------------
ASSETS
  Investment in the portfolios, at value...    $ 8,746,500     $ 6,322,376     $ 24,552,549     $10,254,926  $113,204,204
                                               -----------     -----------     ------------     -----------  ------------
  Net Assets...............................    $ 8,746,500     $ 6,322,376     $ 24,552,549     $10,254,926  $113,204,204
                                               ===========     ===========     ============     ===========  ============

NET ASSETS, representing:
  Accumulation units.......................    $ 8,746,500     $ 6,322,376     $ 24,552,549     $10,254,926  $113,204,204
                                               -----------     -----------     ------------     -----------  ------------
                                               $ 8,746,500     $ 6,322,376     $ 24,552,549     $10,254,926  $113,204,204
                                               ===========     ===========     ============     ===========  ============

  Units outstanding........................      1,267,865         873,129        3,113,982       1,379,876    12,706,973
                                               ===========     ===========     ============     ===========  ============

  Portfolio shares held....................        703,095         641,866        2,533,803       2,720,140    10,423,960
  Portfolio net asset value per share......    $     12.44     $      9.85     $       9.69     $      3.77  $      10.86
  Investment in portfolio shares, at
   cost....................................    $14,665,750     $ 8,911,451     $ 30,395,781     $27,049,729  $129,900,443

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                             SUBACCOUNTS
                                            -----------------------------------------------------------------------------
                                                   AST         AST American    AST Schroders
                                            AllianceBernstein Century Income Multi Asset World  AST Cohen &     AST UBS
                                             Growth & Income     & Growth       Strategies     Steers Realty Dynamic Alpha
                                                Portfolio       Portfolio        Portfolio       Portfolio     Portfolio
                                            ----------------- -------------- ----------------- ------------- -------------
INVESTMENT INCOME
  Dividend income..........................    $   186,488     $   154,910     $    485,747     $   736,374  $    289,708
                                               -----------     -----------     ------------     -----------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        190,024         118,125          486,063         248,832     1,746,484
                                               -----------     -----------     ------------     -----------  ------------

NET INVESTMENT INCOME (LOSS)...............         (3,536)         36,785             (316)        487,542    (1,456,776)
                                               -----------     -----------     ------------     -----------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....      1,233,498               0        2,476,154       8,415,317     3,983,994
  Realized gain (loss) on shares
   redeemed................................     (1,225,156)       (529,470)      (7,064,954)     (5,328,734)  (14,615,131)
  Net change in unrealized gain (loss) on
   investments.............................     (6,144,410)     (2,684,843)      (5,451,107)     (9,923,500)  (15,876,715)
                                               -----------     -----------     ------------     -----------  ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................     (6,136,068)     (3,214,313)     (10,039,907)     (6,836,917)  (26,507,852)
                                               -----------     -----------     ------------     -----------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................    $(6,139,604)    $(3,177,528)    $(10,040,223)    $(6,349,375) $(27,964,628)
                                               ===========     ===========     ============     ===========  ============

  The accompanying notes are an integral part of these financial statements.

                                      A9

                                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AST Goldman
   AST DeAM      AST Neuberger      AST DeAM                     AST Federated                                        Sachs
   Large-Cap    Berman Small-Cap    Small-Cap    AST High Yield    Aggressive      AST Mid-Cap    AST Small-Cap    Concentrated
Value Portfolio Growth Portfolio Value Portfolio   Portfolio    Growth Portfolio Value Portfolio Value Portfolio Growth Portfolio
--------------- ---------------- --------------- -------------- ---------------- --------------- --------------- ----------------
  $ 8,361,234     $ 3,314,109      $         0    $ 6,054,336     $ 5,079,885      $ 3,559,445     $11,281,078     $ 8,050,512
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------
  $ 8,361,234     $ 3,314,109      $         0    $ 6,054,336     $ 5,079,885      $ 3,559,445     $11,281,078     $ 8,050,512
  ===========     ===========      ===========    ===========     ===========      ===========     ===========     ===========

  $ 8,361,234     $ 3,314,109      $         0    $ 6,054,336     $ 5,079,885      $ 3,559,445     $11,281,078     $ 8,050,512
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------
  $ 8,361,234     $ 3,314,109      $         0    $ 6,054,336     $ 5,079,885      $ 3,559,445     $11,281,078     $ 8,050,512
  ===========     ===========      ===========    ===========     ===========      ===========     ===========     ===========

    1,121,066         486,560                0        769,468         740,521          519,110       1,506,188       1,115,251
  ===========     ===========      ===========    ===========     ===========      ===========     ===========     ===========

    1,259,222         538,005                0      1,142,327         962,099          499,922       1,301,162         484,387
  $      6.64     $      6.16      $      0.00    $      5.30     $      5.28      $      7.12     $      8.67     $     16.62

  $15,182,307     $ 4,836,621      $         0    $ 8,786,356     $ 9,705,822      $ 5,698,481     $17,780,144     $11,338,716

                                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AST Goldman
   AST DeAM      AST Neuberger      AST DeAM                     AST Federated                                        Sachs
   Large-Cap    Berman Small-Cap    Small-Cap    AST High Yield    Aggressive      AST Mid-Cap    AST Small-Cap    Concentrated
Value Portfolio Growth Portfolio Value Portfolio   Portfolio    Growth Portfolio Value Portfolio Value Portfolio Growth Portfolio
--------------- ---------------- --------------- -------------- ---------------- --------------- --------------- ----------------
  $   308,098     $         0      $   105,534    $   703,066     $         0      $    51,460     $   139,275     $    13,962
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------


      214,939          73,877           42,210        128,650         126,885           81,088         199,293         160,901
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------

       93,159         (73,877)          63,324        574,416        (126,885)         (29,628)        (60,018)       (146,939)
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------

    1,947,130               0                0              0       1,623,006          210,089       1,338,976               0

   (2,138,116)       (204,516)      (2,036,468)      (642,248)     (1,245,181)        (467,887)     (1,448,775)       (774,895)

   (5,916,354)     (2,181,176)       1,554,319     (2,233,736)     (4,832,683)      (2,030,142)     (4,862,121)     (4,201,937)
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------

   (6,107,340)     (2,385,692)        (482,149)    (2,875,984)     (4,454,858)      (2,287,940)     (4,971,920)     (4,976,832)
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------

  $(6,014,181)    $(2,459,569)     $  (418,825)   $(2,301,568)    $(4,581,743)     $(2,317,568)    $(5,031,938)    $(5,123,771)
  ===========     ===========      ===========    ===========     ===========      ===========     ===========     ===========

  The accompanying notes are an integral part of these financial statements.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------

                                              AST Goldman                    AST Lord Abbett  AST Marsico     AST MFS
                                             Sachs Mid-Cap    AST Large-Cap  Bond-Debenture  Capital Growth   Growth
                                            Growth Portfolio Value Portfolio    Portfolio      Portfolio     Portfolio
                                            ---------------- --------------- --------------- -------------- -----------
ASSETS
  Investment in the portfolios, at value...   $ 6,917,484     $ 48,881,573     $ 9,950,724    $ 33,179,056  $ 5,321,970
                                              -----------     ------------     -----------    ------------  -----------
  Net Assets...............................   $ 6,917,484     $ 48,881,573     $ 9,950,724    $ 33,179,056  $ 5,321,970
                                              ===========     ============     ===========    ============  ===========

NET ASSETS, representing:
  Accumulation units.......................   $ 6,917,484     $ 48,881,573     $ 9,950,724    $ 33,179,056  $ 5,321,970
                                              -----------     ------------     -----------    ------------  -----------
                                              $ 6,917,484     $ 48,881,573     $ 9,950,724    $ 33,179,056  $ 5,321,970
                                              ===========     ============     ===========    ============  ===========

  Units outstanding........................       953,416        7,349,270       1,182,593       4,707,895      674,179
                                              ===========     ============     ===========    ============  ===========

  Portfolio shares held....................     2,393,593        4,764,286       1,256,405       2,622,850      773,542
  Portfolio net asset value per share......   $      2.89     $      10.26     $      7.92    $      12.65  $      6.88
  Investment in portfolio shares, at
   cost....................................   $11,555,674     $ 84,342,622     $13,789,879    $ 53,719,793  $ 7,079,442

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------

                                              AST Goldman                    AST Lord Abbett  AST Marsico     AST MFS
                                             Sachs Mid-Cap    AST Large-Cap  Bond-Debenture  Capital Growth   Growth
                                            Growth Portfolio Value Portfolio    Portfolio      Portfolio     Portfolio
                                            ---------------- --------------- --------------- -------------- -----------
INVESTMENT INCOME
  Dividend income..........................   $         0     $  1,120,443     $ 1,105,300    $    211,681  $    17,211
                                              -----------     ------------     -----------    ------------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       158,851          789,735         218,611         688,241      110,775
                                              -----------     ------------     -----------    ------------  -----------

NET INVESTMENT INCOME (LOSS)...............      (158,851)         330,708         886,689        (476,560)     (93,564)
                                              -----------     ------------     -----------    ------------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....     1,953,917        4,163,790         470,060       2,238,894            0
  Realized gain (loss) on shares
   redeemed................................      (778,082)      (3,893,896)     (1,033,795)     (2,202,573)    (343,949)
  Net change in unrealized gain (loss) on
   investments.............................    (5,977,164)     (35,722,633)     (3,815,319)    (25,153,768)  (2,627,646)
                                              -----------     ------------     -----------    ------------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    (4,801,329)     (35,452,739)     (4,379,054)    (25,117,447)  (2,971,595)
                                              -----------     ------------     -----------    ------------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $(4,960,180)    $(35,122,031)    $(3,492,365)   $(25,594,007) $(3,065,159)
                                              ===========     ============     ===========    ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A11

                                                    SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                 AST Neuberger                         AST                                        AST T. Rowe
 AST Neuberger    Berman/LSV      AST PIMCO     AllianceBernstein              AST T. Rowe Price  Price Asset      AST MFS
 Berman Mid-Cap  Mid-Cap Value Limited Maturity    Core Value      AST QMA US  Natural Resources  Allocation        Global
Growth Portfolio   Portfolio    Bond Portfolio      Portfolio     Equity Alpha     Portfolio       Portfolio   Equity Portfolio
---------------- ------------- ---------------- ----------------- ------------ ----------------- ------------  ----------------
  $11,182,278     $10,553,439    $29,608,240       $ 5,074,661    $ 5,014,351    $ 50,317,685    $135,698,571    $ 7,770,678
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------
  $11,182,278     $10,553,439    $29,608,240       $ 5,074,661    $ 5,014,351    $ 50,317,685    $135,698,571    $ 7,770,678
  ===========     ===========    ===========       ===========    ===========    ============    ============    ===========

  $11,182,278     $10,553,439    $29,608,240       $ 5,074,661    $ 5,014,351    $ 50,317,685    $135,698,571    $ 7,770,678
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------
  $11,182,278     $10,553,439    $29,608,240       $ 5,074,661    $ 5,014,351    $ 50,317,685    $135,698,571    $ 7,770,678
  ===========     ===========    ===========       ===========    ===========    ============    ============    ===========

    1,397,540       1,605,754      2,766,545           797,592        753,558       6,046,079      16,314,150        923,613
  ===========     ===========    ===========       ===========    ===========    ============    ============    ===========

      874,299       1,171,303      2,728,870           805,502        609,277       2,801,653      10,643,025      1,100,663
  $     12.79     $      9.01    $     10.85       $      6.30    $      8.23    $      17.96    $      12.75    $      7.06

  $16,370,816     $20,729,112    $30,363,741       $ 9,681,165    $ 7,867,378    $ 88,788,296    $166,190,792    $13,570,033

                                                    SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                 AST Neuberger                         AST                                        AST T. Rowe
 AST Neuberger    Berman/LSV      AST PIMCO     AllianceBernstein              AST T. Rowe Price  Price Asset      AST MFS
 Berman Mid-Cap  Mid-Cap Value Limited Maturity    Core Value      AST QMA US  Natural Resources  Allocation        Global
Growth Portfolio   Portfolio    Bond Portfolio      Portfolio     Equity Alpha     Portfolio       Portfolio   Equity Portfolio
---------------- ------------- ---------------- ----------------- ------------ ----------------- ------------  ----------------
  $         0     $   270,530    $ 1,157,039       $   238,235    $   154,826    $    570,731    $  2,844,824    $   121,897
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------


      285,870         262,552        356,286           121,524        113,028       1,493,039       3,093,350        163,865
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------

     (285,870)          7,978        800,753           116,711         41,798        (922,308)       (248,526)       (41,968)
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------

            0       1,138,047              0           854,009              0       8,819,102       5,893,825      2,363,177

     (539,371)     (2,091,689)      (505,976)       (1,018,691)      (357,889)     (4,316,953)    (29,145,632)      (955,053)

   (8,624,461)     (7,409,530)      (887,776)       (3,732,007)    (3,008,817)    (59,617,276)    (27,993,059)    (5,536,367)
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------

   (9,163,832)     (8,363,172)    (1,393,752)       (3,896,689)    (3,366,706)    (55,115,127)    (51,244,866)    (4,128,243)
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------

  $(9,449,702)    $(8,355,194)   $  (592,999)      $(3,779,978)   $(3,324,908)   $(56,037,435)   $(51,493,392)   $(4,170,211)
  ===========     ===========    ===========       ===========    ===========    ============    ============    ===========

  The accompanying notes are an integral part of these financial statements.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                               SUBACCOUNTS
                                            --------------------------------------------------------------------------------
                                                                                              AST Capital      AST Academic
                                              AST JPMorgan    AST T. Rowe    AST Aggressive   Growth Asset   Strategies Asset
                                             International    Price Global  Asset Allocation   Allocation       Allocation
                                            Equity Portfolio Bond Portfolio    Portfolio       Portfolio        Portfolio
                                            ---------------- -------------- ---------------- --------------  ----------------
ASSETS
  Investment in the portfolios, at value...   $ 13,886,577    $22,604,592     $ 39,367,288   $  849,425,942   $  766,747,473
                                              ------------    -----------     ------------   --------------   --------------
  Net Assets...............................   $ 13,886,577    $22,604,592     $ 39,367,288   $  849,425,942   $  766,747,473
                                              ============    ===========     ============   ==============   ==============

NET ASSETS, representing:
  Accumulation units.......................   $ 13,886,577    $22,604,592     $ 39,367,288   $  849,425,942   $  766,747,473
                                              ------------    -----------     ------------   --------------   --------------
                                              $ 13,886,577    $22,604,592     $ 39,367,288   $  849,425,942   $  766,747,473
                                              ============    ===========     ============   ==============   ==============

  Units outstanding........................      1,881,333      2,190,381        5,851,992      113,271,269       99,124,715
                                              ============    ===========     ============   ==============   ==============

  Portfolio shares held....................        921,472      2,016,467        6,084,589      111,913,826       97,179,654
  Portfolio net asset value per share......   $      15.07    $     11.21     $       6.47   $         7.59   $         7.89
  Investment in portfolio shares, at
   cost....................................   $ 21,040,839    $24,521,193     $ 65,279,066   $1,199,898,011   $1,030,676,091

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                               SUBACCOUNTS
                                            --------------------------------------------------------------------------------
                                                                                              AST Capital      AST Academic
                                              AST JPMorgan    AST T. Rowe    AST Aggressive   Growth Asset   Strategies Asset
                                             International    Price Global  Asset Allocation   Allocation       Allocation
                                            Equity Portfolio Bond Portfolio    Portfolio       Portfolio        Portfolio
                                            ---------------- -------------- ---------------- --------------  ----------------
INVESTMENT INCOME
  Dividend income..........................   $    509,066    $ 1,484,472     $    385,468   $   12,172,409   $   12,012,254
                                              ------------    -----------     ------------   --------------   --------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        324,632        476,114          913,525       26,406,202       21,794,421
                                              ------------    -----------     ------------   --------------   --------------

NET INVESTMENT INCOME (LOSS)...............        184,434      1,008,358         (528,057)     (14,233,793)      (9,782,167)
                                              ------------    -----------     ------------   --------------   --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....              0        915,108        6,308,178       80,059,537       49,551,847
  Realized gain (loss) on shares
   redeemed................................       (978,052)    (1,574,425)      (2,565,118)    (134,781,097)     (86,436,127)
  Net change in unrealized gain (loss) on
   investments.............................     (9,597,780)    (2,493,272)     (32,282,898)    (477,981,135)    (371,373,651)
                                              ------------    -----------     ------------   --------------   --------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    (10,575,832)    (3,152,589)     (28,539,838)    (532,702,695)    (408,257,931)
                                              ------------    -----------     ------------   --------------   --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $(10,391,398)   $(2,144,231)    $(29,067,895)  $ (546,936,488)  $ (418,040,098)
                                              ============    ===========     ============   ==============   ==============

  The accompanying notes are an integral part of these financial statements.

                                      A13

                                                      SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                                  AST First Trust
  AST Balanced   AST Preservation AST First Trust     Capital       AST Advanced    AST T. Rowe
Asset Allocation Asset Allocation Balanced Target   Appreciation     Strategies   Price Large-Cap     AST Money
   Portfolio        Portfolio        Portfolio    Target Portfolio   Portfolio    Growth Portfolio Market Portfolio
---------------- ---------------- --------------- ---------------- -------------  ---------------- ----------------

 $ 424,591,636     $265,987,153    $130,124,309    $ 154,549,251   $ 214,851,679    $ 33,148,843     $68,076,135
 -------------     ------------    ------------    -------------   -------------    ------------     -----------
 $ 424,591,636     $265,987,153    $130,124,309    $ 154,549,251   $ 214,851,679    $ 33,148,843     $68,076,135
 =============     ============    ============    =============   =============    ============     ===========

 $ 424,591,636     $265,987,153    $130,124,309    $ 154,549,251   $ 214,851,679    $ 33,148,843     $68,076,135
 -------------     ------------    ------------    -------------   -------------    ------------     -----------
 $ 424,591,636     $265,987,153    $130,124,309    $ 154,549,251   $ 214,851,679    $ 33,148,843     $68,076,135
 =============     ============    ============    =============   =============    ============     ===========

    53,050,863       30,029,546      18,094,136       23,483,225      27,546,977       5,294,968       6,400,730
 =============     ============    ============    =============   =============    ============     ===========

    51,590,721       29,229,358      17,752,293       22,529,045      26,991,417       4,755,932      68,076,135
 $        8.23     $       9.10    $       7.33    $        6.86   $        7.96    $       6.97     $      1.00

 $ 519,456,260     $297,234,338    $172,926,839    $ 221,731,272   $ 274,026,262    $ 52,553,779     $68,076,135

                                                      SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                                  AST First Trust
  AST Balanced   AST Preservation AST First Trust     Capital       AST Advanced    AST T. Rowe
Asset Allocation Asset Allocation Balanced Target   Appreciation     Strategies   Price Large-Cap     AST Money
   Portfolio        Portfolio        Portfolio    Target Portfolio   Portfolio    Growth Portfolio Market Portfolio
---------------- ---------------- --------------- ---------------- -------------  ---------------- ----------------

 $   4,817,340     $  1,568,923    $  3,886,144    $   3,097,239   $   5,988,411    $     61,521     $   779,797
 -------------     ------------    ------------    -------------   -------------    ------------     -----------

     8,938,479        3,864,204       3,571,546        5,124,235       6,347,883         525,256         534,515
 -------------     ------------    ------------    -------------   -------------    ------------     -----------

    (4,121,139)      (2,295,281)        314,598       (2,026,996)       (359,472)       (463,735)        245,282
 -------------     ------------    ------------    -------------   -------------    ------------     -----------

    17,057,959        6,206,137       3,271,635        3,236,809       7,727,533               0               0

   (48,702,016)     (10,410,978)    (28,065,899)     (49,018,153)    (41,799,233)     (1,707,794)              0

  (127,689,464)     (39,350,783)    (52,432,763)     (82,524,470)    (79,206,256)    (19,654,694)              0
 -------------     ------------    ------------    -------------   -------------    ------------     -----------

  (159,333,521)     (43,555,624)    (77,227,027)    (128,305,814)   (113,277,956)    (21,362,488)              0
 -------------     ------------    ------------    -------------   -------------    ------------     -----------

 $(163,454,660)    $(45,850,905)   $(76,912,429)   $(130,332,810)  $(113,637,428)   $(21,826,223)    $   245,282
 =============     ============    ============    =============   =============    ============     ===========

----------------


 AST Small-Cap
Growth Portfolio
----------------

  $ 22,897,173
  ------------
  $ 22,897,173
  ============

  $ 22,897,173
  ------------
  $ 22,897,173
  ============

     3,393,864
  ============

     2,044,390
  $      11.20

  $ 33,526,045


----------------


 AST Small-Cap
Growth Portfolio
----------------

  $          0
  ------------

       345,834
  ------------

      (345,834)
  ------------

             0

      (878,797)

   (10,691,554)
  ------------

   (11,570,351)
  ------------

  $(11,916,185)
  ============

  The accompanying notes are an integral part of these financial statements.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                               SUBACCOUNTS
                                            --------------------------------------------------------------------------------



                                            AST PIMCO Total                                     Gartmore NVIT   AST Western
                                              Return Bond   AST International AST International  Developing   Asset Core Plus
                                               Portfolio     Value Portfolio  Growth Portfolio  Markets Fund  Bond Portfolio
                                            --------------- ----------------- ----------------- ------------- ---------------
ASSETS
  Investment in the portfolios, at value...   $28,962,339      $ 5,280,213       $ 4,623,573    $ 10,589,326    $5,058,320
                                              -----------      -----------       -----------    ------------    ----------
  Net Assets...............................   $28,962,339      $ 5,280,213       $ 4,623,573    $ 10,589,326    $5,058,320
                                              ===========      ===========       ===========    ============    ==========

NET ASSETS, representing:
  Accumulation units.......................   $28,962,339      $ 5,280,213       $ 4,623,573    $ 10,589,326    $5,058,320
                                              -----------      -----------       -----------    ------------    ----------
                                              $28,962,339      $ 5,280,213       $ 4,623,573    $ 10,589,326    $5,058,320
                                              ===========      ===========       ===========    ============    ==========

  Units outstanding........................     2,742,684          761,106           760,513       1,132,683       543,173
                                              ===========      ===========       ===========    ============    ==========

  Portfolio shares held....................     2,560,773          471,869           607,565       2,823,820       535,272
  Portfolio net asset value per share......   $     11.31      $     11.19       $      7.61    $       3.75    $     9.45
  Investment in portfolio shares, at
   cost....................................   $29,586,088      $ 8,951,842       $ 9,081,760    $ 28,116,487    $5,113,332

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                               SUBACCOUNTS
                                            --------------------------------------------------------------------------------



                                            AST PIMCO Total                                     Gartmore NVIT   AST Western
                                              Return Bond   AST International AST International  Developing   Asset Core Plus
                                               Portfolio     Value Portfolio  Growth Portfolio  Markets Fund  Bond Portfolio
                                            --------------- ----------------- ----------------- ------------- ---------------
INVESTMENT INCOME
  Dividend income..........................   $   720,955      $   201,634       $    95,717    $    173,667    $    2,203
                                              -----------      -----------       -----------    ------------    ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       318,531          128,375           109,741         394,369        26,626
                                              -----------      -----------       -----------    ------------    ----------

NET INVESTMENT INCOME (LOSS)...............       402,424           73,259           (14,024)       (220,702)      (24,423)
                                              -----------      -----------       -----------    ------------    ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....       104,769          613,365         1,218,703      10,638,006           198
  Realized gain (loss) on shares
   redeemed................................      (266,388)        (773,177)         (920,046)     (4,230,106)      (56,531)
  Net change in unrealized gain (loss) on
   investments.............................    (1,060,985)      (4,375,839)       (4,776,936)    (24,917,965)      (55,164)
                                              -----------      -----------       -----------    ------------    ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    (1,222,604)      (4,535,651)       (4,478,279)    (18,510,065)     (111,497)
                                              -----------      -----------       -----------    ------------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $  (820,180)     $(4,462,392)      $(4,492,303)   $(18,730,767)   $ (135,920)
                                              ===========      ===========       ===========    ============    ==========

  The accompanying notes are an integral part of these financial statements.

                                      A15


                                               SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                                                              Franklin
                                                                                            Templeton VIP
                                                              AST Parametric                  Founding    AST Goldman
AST Investment                                                   Emerging                       Funds     Sachs Small-
  Grade Bond      AST Bond       AST Bond    AST Global Real  Markets Equity AST Focus Four  Allocation    Cap Value
  Portfolio    Portfolio 2018 Portfolio 2019 Estate Portfolio   Portfolio    Plus Portfolio     Fund       Portfolio
-------------- -------------- -------------- ---------------- -------------- -------------- ------------- ------------

 $706,743,506   $24,606,467    $19,589,786       $164,063        $540,409      $6,721,034    $22,207,190    $544,923
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------
 $706,743,506   $24,606,467    $19,589,786       $164,063        $540,409      $6,721,034    $22,207,190    $544,923
 ============   ===========    ===========       ========        ========      ==========    ===========    ========

 $706,743,506   $24,606,467    $19,589,786       $164,063        $540,409      $6,721,034    $22,207,190    $544,923
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------
 $706,743,506   $24,606,467    $19,589,786       $164,063        $540,409      $6,721,034    $22,207,190    $544,923
 ============   ===========    ===========       ========        ========      ==========    ===========    ========

   65,795,202     2,045,743      1,618,833         26,829          96,949         899,108      3,342,483      71,315
 ============   ===========    ===========       ========        ========      ==========    ===========    ========

   64,838,854     2,011,976      1,591,372         31,370         109,839         892,568      3,958,501      82,315
 $      10.90   $     12.23    $     12.31       $   5.23        $   4.92      $     7.53    $      5.61    $   6.62

 $647,372,607   $20,769,528    $16,477,009       $177,779        $564,797      $6,899,478    $23,871,573    $555,078

                                               SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                                                              Franklin
                                                                                            Templeton VIP
                                                              AST Parametric                  Founding    AST Goldman
AST Investment                                                   Emerging                       Funds     Sachs Small-
  Grade Bond      AST Bond       AST Bond    AST Global Real  Markets Equity AST Focus Four  Allocation    Cap Value
  Portfolio    Portfolio 2018 Portfolio 2019 Estate Portfolio   Portfolio    Plus Portfolio     Fund       Portfolio
-------------- -------------- -------------- ---------------- -------------- -------------- ------------- ------------

 $          0   $         0    $         0       $      0        $      0      $        0    $   496,771    $      0
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------

    3,673,374       129,705         96,488            450           1,389          20,292        123,556       1,577
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------

   (3,673,374)     (129,705)       (96,488)          (450)         (1,389)        (20,292)       373,215      (1,577)
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------

            0             0              0              0               0               0        480,193           0

   10,715,046     1,356,820        453,189        (10,951)        (36,268)       (750,908)    (4,677,191)    (55,117)

   59,370,899     3,836,939      3,112,777        (13,716)        (24,388)       (178,444)    (1,664,383)    (10,155)
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------

   70,085,945     5,193,759      3,565,966        (24,667)        (60,656)       (929,352)    (5,861,381)    (65,272)
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------

 $ 66,412,571   $ 5,064,054    $ 3,469,478       $(25,117)       $(62,045)     $ (949,644)   $(5,488,166)   $(66,849)
 ============   ===========    ===========       ========        ========      ==========    ===========    ========

  The accompanying notes are an integral part of these financial statements.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                              AST CLS       AST CLS     AST Horizon   AST Horizon     AST Niemann
                                            Growth Asset Moderate Asset Growth Asset Moderate Asset  Capital Growth
                                             Allocation    Allocation    Allocation    Allocation   Asset Allocation
                                             Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
                                            ------------ -------------- ------------ -------------- ----------------
ASSETS
  Investment in the portfolios, at value... $11,717,053   $22,577,957   $ 8,203,191   $16,459,399      $5,599,020
                                            -----------   -----------   -----------   -----------      ----------
  Net Assets............................... $11,717,053   $22,577,957   $ 8,203,191   $16,459,399      $5,599,020
                                            ===========   ===========   ===========   ===========      ==========

NET ASSETS, representing:
  Accumulation units....................... $11,717,053   $22,577,957   $ 8,203,191   $16,459,399      $5,599,020
                                            -----------   -----------   -----------   -----------      ----------
                                            $11,717,053   $22,577,957   $ 8,203,191   $16,459,399      $5,599,020
                                            ===========   ===========   ===========   ===========      ==========

  Units outstanding........................   1,749,729     3,072,666     1,149,266     2,161,413         746,040
                                            ===========   ===========   ===========   ===========      ==========

  Portfolio shares held....................   1,574,873     3,101,368     1,160,282     2,132,046         768,041
  Portfolio net asset value per share...... $      7.44   $      7.28   $      7.07   $      7.72      $     7.29
  Investment in portfolio shares, at
   cost.................................... $12,119,535   $23,448,324   $ 8,353,736   $16,834,840      $5,621,292

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                              AST CLS       AST CLS     AST Horizon   AST Horizon     AST Niemann
                                            Growth Asset Moderate Asset Growth Asset Moderate Asset  Capital Growth
                                             Allocation    Allocation    Allocation    Allocation   Asset Allocation
                                             Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
                                            ------------ -------------- ------------ -------------- ----------------
INVESTMENT INCOME
  Dividend income.......................... $     1,477   $     1,396   $       482   $       322      $      184
                                            -----------   -----------   -----------   -----------      ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      65,418       104,138        37,837        67,219          21,475
                                            -----------   -----------   -----------   -----------      ----------

NET INVESTMENT INCOME (LOSS)...............     (63,941)     (102,742)      (37,355)      (66,897)        (21,291)
                                            -----------   -----------   -----------   -----------      ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....       5,219         1,651           345           144             197
  Realized gain (loss) on shares
   redeemed................................  (2,656,608)   (2,996,232)   (1,221,743)   (1,513,826)       (726,060)
  Net change in unrealized gain (loss) on
   investments.............................    (402,482)     (870,367)     (150,545)     (375,441)        (22,272)
                                            -----------   -----------   -----------   -----------      ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................  (3,053,871)   (3,864,948)   (1,371,943)   (1,889,123)       (748,135)
                                            -----------   -----------   -----------   -----------      ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(3,117,812)  $(3,967,690)  $(1,409,298)  $(1,956,020)     $ (769,426)
                                            ===========   ===========   ===========   ===========      ==========

  The accompanying notes are an integral part of these financial statements.

                                      A17

                                   SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------

ProFund VP   ProFund VP                                      ProFund VP ProFund VP
 Consumer     Consumer     ProFund VP ProFund VP ProFund VP   Mid-Cap    Mid-Cap   ProFund VP
 Services  Goods Portfolio Financials Healthcare Industrials   Growth     Value    Real Estate
---------- --------------- ---------- ---------- ----------- ---------- ---------- -----------
  $9,794      $ 54,918      $192,057   $171,880    $52,625    $ 48,147   $ 32,391    $62,835
  ------      --------      --------   --------    -------    --------   --------    -------
  $9,794      $ 54,918      $192,057   $171,880    $52,625    $ 48,147   $ 32,391    $62,835
  ======      ========      ========   ========    =======    ========   ========    =======

  $9,794      $ 54,918      $192,057   $171,880    $52,625    $ 48,147   $ 32,391    $62,835
  ------      --------      --------   --------    -------    --------   --------    -------
  $9,794      $ 54,918      $192,057   $171,880    $52,625    $ 48,147   $ 32,391    $62,835
  ======      ========      ========   ========    =======    ========   ========    =======

   1,394         7,151        36,431     20,602      8,624       7,754      5,006     11,375
  ======      ========      ========   ========    =======    ========   ========    =======

     486         2,232        12,140      7,246      2,176       2,500      1,937      2,189
  $20.16      $  24.61      $  15.82   $  23.72    $ 24.19    $  19.26   $  16.72    $ 28.71

  $9,374      $ 53,255      $207,027   $163,512    $50,821    $ 45,595   $ 30,923    $55,857

                                   SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------

ProFund VP   ProFund VP                                      ProFund VP ProFund VP
 Consumer     Consumer     ProFund VP ProFund VP ProFund VP   Mid-Cap    Mid-Cap   ProFund VP
 Services  Goods Portfolio Financials Healthcare Industrials   Growth     Value    Real Estate
---------- --------------- ---------- ---------- ----------- ---------- ---------- -----------
  $    0      $  1,045      $  1,737   $    237    $     0    $      0   $      0    $     0
  ------      --------      --------   --------    -------    --------   --------    -------


      15           316           785        517         77         484        270         94
  ------      --------      --------   --------    -------    --------   --------    -------

     (15)          729           952       (280)       (77)       (484)      (270)       (94)
  ------      --------      --------   --------    -------    --------   --------    -------

       0         3,531             0          0          0      17,254     14,430         41

    (863)      (17,103)      (32,273)   (19,033)    (1,868)    (66,419)   (35,089)    (2,938)

     420         1,663       (14,970)     8,368      1,804       2,552      1,468      6,978
  ------      --------      --------   --------    -------    --------   --------    -------

    (443)      (11,909)      (47,243)   (10,665)       (64)    (46,613)   (19,191)     4,081
  ------      --------      --------   --------    -------    --------   --------    -------

  $ (458)     $(11,180)     $(46,291)  $(10,945)   $  (141)   $(47,097)  $(19,461)   $ 3,987
  ======      ========      ========   ========    =======    ========   ========    =======

  The accompanying notes are an integral part of these financial statements.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------
                                            ProFund VP ProFund VP                               ProFund VP ProFund VP
                                            Small-Cap  Small-Cap      ProFund VP     ProFund VP Large-Cap  Large-Cap
                                              Growth     Value    Telecommunications Utilities    Growth     Value
                                            ---------- ---------- ------------------ ---------- ---------- ----------
ASSETS
  Investment in the portfolios, at value...  $ 41,653   $14,989        $40,362        $38,728    $ 7,923    $14,753
                                             --------   -------        -------        -------    -------    -------
  Net Assets...............................  $ 41,653   $14,989        $40,362        $38,728    $ 7,923    $14,753
                                             ========   =======        =======        =======    =======    =======

NET ASSETS, representing:
  Accumulation units.......................  $ 41,653   $14,989        $40,362        $38,728    $ 7,923    $14,753
                                             --------   -------        -------        -------    -------    -------
                                             $ 41,653   $14,989        $40,362        $38,728    $ 7,923    $14,753
                                             ========   =======        =======        =======    =======    =======

  Units outstanding........................     6,114     2,084          5,553          5,365      1,179      2,353
                                             ========   =======        =======        =======    =======    =======

  Portfolio shares held....................     2,248       805          5,971          1,502        346        797
  Portfolio net asset value per share......  $  18.53   $ 18.63        $  6.76        $ 25.78    $ 22.87    $ 18.52
  Investment in portfolio shares, at
   cost....................................  $ 39,875   $15,376        $36,653        $37,278    $ 9,837    $21,696

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------
                                            ProFund VP ProFund VP                               ProFund VP ProFund VP
                                            Small-Cap  Small-Cap      ProFund VP     ProFund VP Large-Cap  Large-Cap
                                              Growth     Value    Telecommunications Utilities    Growth     Value
                                            ---------- ---------- ------------------ ---------- ---------- ----------
INVESTMENT INCOME
  Dividend income..........................  $      0   $     0        $     0        $    89    $     0    $   250
                                             --------   -------        -------        -------    -------    -------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       310       121             99            102         47        121
                                             --------   -------        -------        -------    -------    -------

NET INVESTMENT INCOME (LOSS)...............      (310)     (121)           (99)           (13)       (47)       129
                                             --------   -------        -------        -------    -------    -------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....       901     2,524              0             88         93      1,874
  Realized gain (loss) on shares
   redeemed................................   (21,424)   (9,302)        (1,050)          (632)        (9)       (41)
  Net change in unrealized gain (loss) on
   investments.............................     1,778      (387)         3,709          1,450     (1,914)    (6,943)
                                             --------   -------        -------        -------    -------    -------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   (18,745)   (7,165)         2,659            906     (1,830)    (5,110)
                                             --------   -------        -------        -------    -------    -------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $(19,055)  $(7,286)       $ 2,560        $   893    $(1,877)   $(4,981)
                                             ========   =======        =======        =======    =======    =======

  The accompanying notes are an integral part of these financial statements.

                                      A19

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                        SUBACCOUNTS
                                   -------------------------------------------------------------------------------------
                                      Prudential Money Market    Prudential Diversified Bond      Prudential Equity
                                             Portfolio                    Portfolio                   Portfolio
                                   ----------------------------  --------------------------  ---------------------------
                                     01/01/2008     01/01/2007    01/01/2008    01/01/2007     01/01/2008    01/01/2007
                                         to             to            to            to             to            to
                                     12/31/2008     12/31/2007    12/31/2008    12/31/2007     12/31/2008    12/31/2007
                                   -------------  -------------  ------------  ------------  -------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   3,528,079  $   9,548,385  $ 10,248,636  $ 11,475,995  $     (18,192) $ (1,800,977)
  Capital gains distributions
   received.......................             0              0     2,616,509             0     31,784,559       258,203
  Realized gain (loss) on shares
   redeemed.......................             0              0    (3,853,132)     (837,392)    (8,429,522)    4,876,206
  Net change in unrealized gain
   (loss) on investments..........             0              0   (22,348,785)    2,507,890   (159,270,881)   27,433,819
                                   -------------  -------------  ------------  ------------  -------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................     3,528,079      9,548,385   (13,336,772)   13,146,493   (135,934,036)   30,767,251
                                   -------------  -------------  ------------  ------------  -------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     2,214,906     10,727,673       354,741     1,181,977        908,526     1,416,033
  Annuity Payments................      (917,627)      (727,172)     (966,523)     (807,793)      (447,492)     (463,322)
  Surrenders, withdrawals and
   death benefits.................   (95,614,566)   (88,346,525)  (43,689,269)  (49,139,378)   (38,251,727)  (55,433,839)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   182,132,519    101,546,287   (11,070,256)    6,302,802    (11,395,376)  (10,498,653)
  Withdrawal and other
   charges........................      (337,190)      (224,617)     (116,116)     (114,413)      (303,216)     (328,819)
                                   -------------  -------------  ------------  ------------  -------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    87,478,042     22,975,646   (55,487,423)  (42,576,805)   (49,489,285)  (65,308,600)
                                   -------------  -------------  ------------  ------------  -------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    91,006,121     32,524,031   (68,824,195)  (29,430,312)  (185,423,321)  (34,541,349)

NET ASSETS
  Beginning of period.............   291,002,500    258,478,469   305,166,545   334,596,857    382,485,917   417,027,266
                                   -------------  -------------  ------------  ------------  -------------  ------------
  End of period................... $ 382,008,621  $ 291,002,500  $236,342,350  $305,166,545  $ 197,062,596  $382,485,917
                                   =============  =============  ============  ============  =============  ============

  Beginning units.................   244,094,803    223,442,335   177,980,463   203,399,251    183,783,219   215,287,865
                                   -------------  -------------  ------------  ------------  -------------  ------------
  Units issued....................   268,312,472    216,356,089    10,813,226    12,902,592      7,198,322     5,493,098
  Units redeemed..................  (189,847,554)  (195,703,621)  (44,007,953)  (38,321,380)   (35,467,807)  (36,997,744)
                                   -------------  -------------  ------------  ------------  -------------  ------------
  Ending units....................   322,559,721    244,094,803   144,785,736   177,980,463    155,513,734   183,783,219
                                   =============  =============  ============  ============  =============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A21


                                           SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------
Prudential Flexible Managed  Prudential Conservative         Prudential Value       Prudential High Yield Bond
        Portfolio               Balanced Portfolio              Portfolio                    Portfolio
--------------------------  -------------------------  ---------------------------  --------------------------
 01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008    01/01/2007
     to            to            to            to            to            to            to            to
 12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008    12/31/2007
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------

$   322,232   $   226,852   $    645,006  $   553,480  $   1,193,271  $   (661,076) $  9,481,972  $  9,805,052

  1,640,284       966,258              0            0     63,567,195    47,470,473             0             0

   (628,445)      409,314       (395,249)     598,229    (12,900,836)   21,349,379   (12,950,213)   (6,697,827)

 (7,212,496)     (285,863)    (7,881,839)     677,697   (205,201,019)  (58,913,015)  (28,444,857)     (785,085)
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------

 (5,878,425)    1,316,561     (7,632,082)   1,829,406   (153,341,389)    9,245,761   (31,913,098)    2,322,140
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------

     61,226       161,905         92,454      181,096      1,203,361     4,261,703       243,408       771,928
   (146,364)        1,290       (186,260)      11,560       (564,183)     (449,994)     (537,144)     (504,627)

 (3,126,985)   (4,041,063)    (4,832,669)  (6,098,870)   (38,570,475)  (61,991,399)  (21,096,636)  (28,790,219)

   (788,614)      (43,244)    (1,004,017)     130,045    (20,932,314)  (15,861,422)  (10,811,549)      680,226

          0             0              0            0       (295,762)     (339,878)      (61,939)      (62,134)
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------

 (4,000,737)   (3,921,112)    (5,930,492)  (5,776,169)   (59,159,373)  (74,380,990)  (32,263,860)  (27,904,526)
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------

 (9,879,162)   (2,604,551)   (13,562,574)  (3,946,763)  (212,500,762)  (65,135,229)  (64,176,958)  (25,582,686)

 25,099,640    27,704,191     37,048,059   40,994,822    400,689,069   465,824,298   159,923,772   185,506,458
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------
$15,220,478   $25,099,640   $ 23,485,485  $37,048,059  $ 188,188,307  $400,689,069  $ 95,746,814  $159,923,772
===========   ===========   ============  ===========  =============  ============  ============  ============

 13,097,287    15,162,765     20,216,229   23,409,828    158,069,268   186,032,754    95,300,290   111,866,241
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------
    121,036       369,459        452,014      607,803     10,651,835    15,187,396     2,563,668     7,180,776
 (2,505,561)   (2,434,937)    (4,134,059)  (3,801,402)   (39,203,942)  (43,150,882)  (23,424,614)  (23,746,727)
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------
 10,712,762    13,097,287     16,534,184   20,216,229    129,517,161   158,069,268    74,439,344    95,300,290
===========   ===========   ============  ===========  =============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                       SUBACCOUNTS
                                   -----------------------------------------------------------------------------------
                                       Prudential Natural        Prudential Stock Index
                                      Resources Portfolio               Portfolio           Prudential Global Portfolio
                                   -------------------------  ----------------------------  --------------------------
                                    01/01/2008    01/01/2007    01/01/2008     01/01/2007    01/01/2008    01/01/2007
                                        to            to            to             to            to            to
                                    12/31/2008    12/31/2007    12/31/2008     12/31/2007    12/31/2008    12/31/2007
                                   ------------  -----------  -------------  -------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (110,686) $  (159,897) $   3,285,829  $     130,057  $    335,751  $   (610,158)
  Capital gains distributions
   received.......................    2,440,806    3,584,562              0              0     6,196,544             0
  Realized gain (loss) on shares
   redeemed.......................    1,084,217    1,993,557     (5,971,171)    15,820,502      (512,538)    5,221,065
  Net change in unrealized gain
   (loss) on investments..........  (14,008,118)   2,249,162   (187,957,029)     6,897,909   (60,466,928)    7,338,251
                                   ------------  -----------  -------------  -------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (10,593,781)   7,667,384   (190,642,371)    22,848,468   (54,447,171)   11,949,158
                                   ------------  -----------  -------------  -------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       29,763       37,278      1,474,445      3,493,519       279,727       716,401
  Annuity Payments................      (71,318)      (9,680)      (773,537)      (661,355)      (89,379)      (75,571)
  Surrenders, withdrawals and
   death benefits.................   (2,941,767)  (3,264,252)   (52,210,978)   (80,041,585)  (12,413,846)  (16,681,139)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     (672,013)     138,204    (20,010,176)   (24,670,365)   (4,048,681)     (589,358)
  Withdrawal and other
   charges........................            0            0       (590,990)      (673,182)     (132,485)     (146,643)
                                   ------------  -----------  -------------  -------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (3,655,335)  (3,098,450)   (72,111,236)  (102,552,968)  (16,404,664)  (16,776,310)
                                   ------------  -----------  -------------  -------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (14,249,116)   4,568,934   (262,753,607)   (79,704,500)  (70,851,835)   (4,827,152)

NET ASSETS
  Beginning of period.............   22,993,836   18,424,902    551,545,428    631,249,928   135,883,053   140,710,205
                                   ------------  -----------  -------------  -------------  ------------  ------------
  End of period................... $  8,744,720  $22,993,836  $ 288,791,821  $ 551,545,428  $ 65,031,218  $135,883,053
                                   ============  ===========  =============  =============  ============  ============

  Beginning units.................    2,521,301    2,954,361    299,308,791    353,178,451    67,856,474    76,283,837
                                   ------------  -----------  -------------  -------------  ------------  ------------
  Units issued....................      221,628      196,124     15,744,490     14,756,645     5,063,653     6,673,569
  Units redeemed..................     (673,976)    (629,184)   (62,486,929)   (68,626,305)  (15,198,270)  (15,100,932)
                                   ------------  -----------  -------------  -------------  ------------  ------------
  Ending units....................    2,068,953    2,521,301    252,566,352    299,308,791    57,721,857    67,856,474
                                   ============  ===========  =============  =============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A23

                                            SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------
                              Prudential Small Capitalization T. Rowe Price International T. Rowe Price Equity Income
Prudential Jennison Portfolio       Stock Portfolio                Stock Portfolio                 Portfolio
---------------------------   ------------------------------  -------------------------   --------------------------
  01/01/2008     01/01/2007    01/01/2008      01/01/2007      01/01/2008     01/01/2007   01/01/2008    01/01/2007
      to             to            to              to              to             to           to            to
  12/31/2008     12/31/2007    12/31/2008      12/31/2007      12/31/2008     12/31/2007   12/31/2008    12/31/2007
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------

$  (3,415,305)  $ (5,951,927) $   (178,214)   $   (947,176)   $    152,698   $   (31,794) $    871,604  $    376,012

            0              0    11,523,983       6,898,491       1,127,922     4,650,707     3,108,896     7,769,554

  (10,301,753)      (512,787)      292,972       9,399,824         333,098     2,907,894      (276,582)    7,331,835

 (152,443,290)    56,194,783   (38,418,546)    (16,479,504)    (20,422,748)   (2,772,301)  (45,740,983)  (12,173,679)
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------

 (166,160,348)    49,730,069   (26,779,805)     (1,128,365)    (18,809,030)    4,754,506   (42,037,065)    3,303,722
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------

    1,172,638      2,275,580       165,121         334,155          43,042       111,724        94,069       284,480
     (682,638)      (415,017)      (84,347)        (94,347)        (99,300)      (27,906)     (263,545)     (326,903)

  (46,767,898)   (71,998,268)  (10,751,270)    (21,428,107)     (4,325,768)   (8,042,336)  (13,246,322)  (24,913,370)

  (20,297,081)   (25,030,815)   (5,281,382)     (1,550,334)       (454,975)      316,762    (4,798,797)   (1,572,264)

     (400,137)      (436,599)      (26,431)        (29,668)        (11,247)      (12,117)      (39,546)      (43,287)
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------

  (66,975,116)   (95,605,119)  (15,978,309)    (22,768,301)     (4,848,248)   (7,653,873)  (18,254,141)  (26,571,344)
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------

 (233,135,464)   (45,875,050)  (42,758,114)    (23,896,666)    (23,657,278)   (2,899,367)  (60,291,206)  (23,267,622)

  479,397,630    525,272,680    94,435,497     118,332,163      41,884,561    44,783,928   125,668,437   148,936,059
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------
$ 246,262,166   $479,397,630  $ 51,677,383    $ 94,435,497    $ 18,227,283   $41,884,561  $ 65,377,231  $125,668,437
=============   ============   ============    ============   ============   ===========  ============  ============

  269,107,914    323,559,966    35,286,455      43,382,910      24,451,997    29,145,102    52,567,150    63,395,065
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------
    9,947,628     11,031,220     1,685,568       3,148,402       2,734,766     2,947,788     1,798,150     3,114,914
  (55,579,951)   (65,483,272)   (8,602,958)    (11,244,857)     (6,139,271)   (7,640,893)  (10,934,725)  (13,942,829)
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------
  223,475,591    269,107,914    28,369,065      35,286,455      21,047,492    24,451,997    43,430,575    52,567,150
=============   ============   ============    ============   ============   ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                       SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                    Premier VIT OpCap Managed  Premier VIT NACM Small Cap
                                            Portfolio                   Portfolio           AIM V.I. Core Equity Fund
                                   --------------------------  --------------------------  --------------------------
                                    01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008    01/01/2007
                                        to            to            to            to            to            to
                                    12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008    12/31/2007
                                   ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $  1,809,220  $  1,127,948  $   (670,349) $ (1,034,578) $    861,491  $   (649,354)
  Capital gains distributions
   received.......................    9,078,246    10,695,046    11,166,193    16,127,016             0             0
  Realized gain (loss) on shares
   redeemed.......................   (6,420,432)       13,019    (2,479,931)    3,952,665     1,467,220     5,769,201
  Net change in unrealized gain
   (loss) on investments..........  (40,414,836)   (9,165,369)  (32,156,183)  (19,199,575)  (48,699,488)    6,982,080
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (35,947,802)    2,670,644   (24,140,270)     (154,472)  (46,370,777)   12,101,927
                                   ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      174,875       396,915        46,001       133,071       245,491       664,585
  Annuity Payments................     (312,470)     (231,370)      (46,163)     (110,920)     (339,295)     (321,299)
  Surrenders, withdrawals and
   death benefits.................  (16,008,361)  (23,230,230)   (7,053,887)  (14,230,636)  (17,778,245)  (28,436,026)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (4,028,432)   (2,624,635)   (2,489,094)   (2,027,626)   (7,313,137)   (5,426,944)
  Withdrawal and other
   charges........................      (58,667)      (63,681)      (20,166)      (22,557)      (70,444)      (75,247)
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (20,233,055)  (25,753,001)   (9,563,309)  (16,258,668)  (25,255,630)  (33,594,931)
                                   ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (56,180,857)  (23,082,357)  (33,703,579)  (16,413,140)  (71,626,407)  (21,493,004)

NET ASSETS
  Beginning of period.............  132,248,504   155,330,861    64,058,473    80,471,613   166,656,329   188,149,333
                                   ------------  ------------  ------------  ------------  ------------  ------------
  End of period................... $ 76,067,647  $132,248,504  $ 30,354,894  $ 64,058,473  $ 95,029,922  $166,656,329
                                   ============  ============  ============  ============  ============  ============

  Beginning units.................   76,642,743    91,386,293    25,324,620    31,548,569    87,692,122   105,518,881
  Units issued....................    2,439,439     1,678,089       940,115     1,340,932     1,679,556     2,635,303
  Units redeemed..................  (16,287,078)  (16,421,639)   (5,415,619)   (7,564,881)  (16,696,327)  (20,462,062)
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Ending units....................   62,795,104    76,642,743    20,849,116    25,324,620    72,675,351    87,692,122
                                   ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A25

                                            SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Large Cap Growth     Janus Aspen International Growth   MFS VIT Research Bond      MFS VIT Growth Series -
Portfolio - Institutional Shares Portfolio - Institutional Shares   Series - Initial Class          Initial Class
-------------------------------  -------------------------------  -------------------------  --------------------------
 01/01/2008       01/01/2007       01/01/2008      01/01/2007      01/01/2008    01/01/2007   01/01/2008    01/01/2007
     to               to               to              to              to            to           to            to
 12/31/2008       12/31/2007       12/31/2008      12/31/2007      12/31/2008    12/31/2007   12/31/2008    12/31/2007
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------

$   (554,209)    $   (787,902)   $    (373,390)   $ (1,954,215)   $   (217,581) $  (240,293) $   (866,455) $ (1,351,105)

           0                0       28,905,193               0               0            0             0             0

  (3,211,154)      (1,082,446)      16,535,163      28,189,280         (18,307)     976,993    (1,293,019)     (275,360)

 (36,429,883)      16,195,731     (164,497,728)     31,861,438     (10,814,995)   3,178,588   (30,794,674)   18,817,545
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------

 (40,195,246)      14,325,383     (119,430,762)     58,096,503     (11,050,883)   3,915,288   (32,954,148)   17,191,080
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------


     137,816          267,885          354,667         485,461          24,121      119,586       168,752       312,377
    (198,418)        (217,057)        (350,064)       (320,935)        (18,220)     (55,578)     (190,511)      (92,600)

 (11,172,077)     (16,869,602)     (26,680,384)    (40,212,001)     (3,482,213)  (6,545,820)   (9,753,480)  (16,179,927)

  (3,044,817)      (2,565,391)      (8,975,445)     (5,513,825)     (1,160,324)    (765,363)   (3,459,312)   (3,201,113)

     (47,275)         (52,404)         (72,952)        (78,089)        (12,077)     (12,818)      (41,683)      (43,776)
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------

 (14,324,771)     (19,436,569)     (35,724,178)    (45,639,389)     (4,648,713)  (7,259,993)  (13,276,234)  (19,205,039)
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------

 (54,520,017)      (5,111,186)    (155,154,940)     12,457,114     (15,699,596)  (3,344,705)  (46,230,382)   (2,013,959)

 109,043,479      114,154,665      254,812,212     242,355,098      33,009,480   36,354,185    95,335,917    97,349,876
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------
$ 54,523,462     $109,043,479    $  99,657,272    $254,812,212    $ 17,309,884  $33,009,480  $ 49,105,535  $ 95,335,917
 ============     ============    =============    ============   ============  ===========  ============  ============

  61,484,350       73,095,965       58,642,797      70,570,773      18,594,406   22,866,748    54,292,172    66,215,124
   1,987,016        3,051,137        3,329,342       6,371,601         505,310    1,468,962     2,204,993     2,531,305
 (11,659,590)     (14,662,752)     (13,449,056)    (18,299,577)     (3,635,612)  (5,741,304)  (11,180,992)  (14,454,257)
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------
  51,811,776       61,484,350       48,523,083      58,642,797      15,464,104   18,594,406    45,316,173    54,292,172
 ============     ============    =============    ============   ============  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                     SUBACCOUNTS
                                   ---------------------------------------------------------------------------------
                                   Credit Suisse Trust Global  American Century VP Value  Franklin Templeton Small-Mid
                                      Small Cap Portfolio                Fund             Cap Growth Securities Fund
                                   ------------------------   --------------------------  ---------------------------
                                    01/01/2008    01/01/2007   01/01/2008    01/01/2007    01/01/2008     01/01/2007
                                        to            to           to            to            to             to
                                    12/31/2008    12/31/2007   12/31/2008    12/31/2007    12/31/2008     12/31/2007
                                   -----------   -----------  ------------  ------------  ------------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $    47,958   $  (295,520) $    406,575  $    137,576  $   (435,424)  $  (639,854)
  Capital gains distributions
   received.......................           0             0     4,749,564     4,646,224     3,908,377     3,336,067
  Realized gain (loss) on shares
   redeemed.......................    (403,644)      474,585    (1,360,665)    1,762,230    (1,465,360)      381,676
  Net change in unrealized gain
   (loss) on investments..........  (7,410,749)   (1,060,958)  (14,806,759)   (9,471,962)  (18,328,557)    1,310,503
                                   -----------   -----------  ------------  ------------  ------------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (7,766,435)     (881,893)  (11,011,285)   (2,925,932)  (16,320,964)    4,388,392
                                   -----------   -----------  ------------  ------------  ------------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      16,164        86,564        27,806       145,436        77,166       101,536
  Annuity Payments................     (19,057)      (24,812)      (64,281)      (78,688)      (75,532)      (42,956)
  Surrenders, withdrawals and
   death benefits.................  (2,020,628)   (3,504,264)   (5,264,884)   (9,858,247)   (4,300,185)   (7,534,257)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     (66,330)     (210,360)   (2,834,214)     (217,327)   (1,043,964)   (1,201,632)
  Withdrawal and other
   charges........................      (6,640)       (8,113)      (14,158)      (16,583)      (15,955)      (18,320)
                                   -----------   -----------  ------------  ------------  ------------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (2,096,491)   (3,660,985)   (8,149,731)  (10,025,409)   (5,358,470)   (8,695,629)
                                   -----------   -----------  ------------  ------------  ------------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (9,862,926)   (4,542,878)  (19,161,016)  (12,951,341)  (21,679,434)   (4,307,237)

NET ASSETS
  Beginning of period.............  18,049,710    22,592,588    44,987,103    57,938,444    41,618,057    45,925,294
                                   -----------   -----------  ------------  ------------  ------------   -----------
  End of period................... $ 8,186,784   $18,049,710  $ 25,826,087  $ 44,987,103  $ 19,938,623   $41,618,057
                                   ===========   ===========  ============  ============  ============   ===========

  Beginning units.................  13,308,089    15,775,801    21,699,456    26,126,227    22,772,786    27,563,919
                                   -----------   -----------  ------------  ------------  ------------   -----------
  Units issued....................   1,108,053     1,392,409       943,807     2,186,899     1,293,583     1,712,879
  Units redeemed..................  (2,917,742)   (3,860,121)   (5,403,545)   (6,613,670)   (4,834,643)   (6,504,012)
                                   -----------   -----------  ------------  ------------  ------------   -----------
  Ending units....................  11,498,400    13,308,089    17,239,718    21,699,456    19,231,726    22,772,786
                                   ===========   ===========  ============  ============  ============   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A27

                                           SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------
 Prudential Jennison 20/20    Prudential Diversified                                  AllianceBernstein Large Cap
      Focus Portfolio       Conservative Growth Portfolio    Davis Value Portfolio        Growth Portfolio
--------------------------  ----------------------------  --------------------------  --------------------------
 01/01/2008    01/01/2007    01/01/2008     01/01/2007     01/01/2008    01/01/2007    01/01/2008    01/01/2007
     to            to            to             to             to            to            to            to
 12/31/2008    12/31/2007    12/31/2008     12/31/2007     12/31/2008    12/31/2007    12/31/2008    12/31/2007
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

$   (523,140) $   (701,975) $  2,588,698   $  2,397,027   $   (222,283) $   (236,664) $   (89,355)  $  (126,855)

   3,837,425     7,217,340     7,545,979      4,660,818        798,974     2,554,998            0             0

     806,947     5,191,052      (756,655)     3,677,205      1,282,630     3,945,085      (52,337)      336,322

 (33,003,666)   (4,331,529)  (34,732,184)    (5,165,473)   (24,753,355)   (3,967,269)  (3,017,145)      823,409
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

 (28,882,434)    7,374,888   (25,354,162)     5,569,577    (22,894,034)    2,296,150   (3,158,837)    1,032,876
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

     219,448       443,544       239,513        777,610        125,830       151,616       26,163        49,782
    (121,046)      (49,420)     (350,908)      (127,793)       (60,615)     (103,294)     (20,314)      (12,117)

  (8,978,193)  (15,229,173)  (15,779,229)   (19,923,745)    (7,563,029)  (12,202,260)    (994,813)   (2,104,325)

    (472,183)      965,691      (684,583)     3,234,950     (3,089,377)    1,052,933     (103,403)     (163,411)

     (25,953)      (26,980)      (42,154)       (44,753)       (16,200)      (17,098)      (2,563)       (2,930)
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

  (9,377,927)  (13,896,338)  (16,617,361)   (16,083,731)   (10,603,391)  (11,118,103)  (1,094,930)   (2,233,001)
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

 (38,260,361)   (6,521,450)  (41,971,523)   (10,514,154)   (33,497,425)   (8,821,953)  (4,253,767)   (1,200,125)

  78,699,984    85,221,434   121,479,287    131,993,441     63,255,251    72,077,204    8,527,197     9,727,322
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------
$ 40,439,623  $ 78,699,984  $ 79,507,764   $121,479,287   $ 29,757,826  $ 63,255,251  $ 4,273,430   $ 8,527,197
============  ============  ============   ============   ============  ============  ===========   ===========

  44,588,199    52,650,757    81,707,989     92,716,714     48,816,764    57,391,108   11,891,126    15,195,034
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------
   5,484,030     5,492,280     4,975,217      6,056,511      4,120,535     6,355,087    1,294,230     1,512,597
 (11,889,070)  (13,554,838)  (17,554,056)   (17,065,236)   (13,905,688)  (14,929,431)  (3,140,297)   (4,816,505)
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------
  38,183,159    44,588,199    69,129,150     81,707,989     39,031,611    48,816,764   10,045,059    11,891,126
============  ============  ============   ============   ============  ============  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                       SUBACCOUNTS
                                   --------------------------------------------------------------------------------------

                                   Prudential SP T.Rowe Price    Prudential SP Davis Value   Prudential SP Small Cap Value
                                   Large - Cap Growth Portfolio          Portfolio                    Portfolio
                                   ---------------------------  ---------------------------  ----------------------------
                                    01/01/2008     01/01/2007     01/01/2008    01/01/2007    01/01/2008     01/01/2007
                                        to             to             to            to            to             to
                                   05/01/2008**    12/31/2007     12/31/2008    12/31/2007    12/31/2008     12/31/2007
                                   ------------   -----------   -------------  ------------  ------------   ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (279,079)  $  (853,627)  $    (278,428) $ (2,140,822) $   (719,939)  $ (1,884,546)
  Capital gains distributions
   received.......................            0             0      11,108,373     7,932,303    15,483,922     11,637,277
  Realized gain (loss) on shares
   redeemed.......................    6,327,720     1,421,093        (334,933)    9,727,778    (7,264,643)     4,577,654
  Net change in unrealized gain
   (loss) on investments..........   (8,848,963)    3,269,914     (95,976,933)   (8,196,204)  (58,840,779)   (23,410,698)
                                   ------------   -----------   -------------  ------------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (2,800,322)    3,837,380     (85,481,921)    7,323,055   (51,341,439)    (9,080,313)
                                   ------------   -----------   -------------  ------------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       41,369       363,892         671,564     1,976,168       681,899      1,373,512
  Annuity Payments................       (8,283)       (8,546)        (37,283)      (46,340)     (165,591)       (45,269)
  Surrenders, withdrawals and
   death benefits.................   (2,079,534)   (5,297,853)    (17,991,089)  (23,230,304)  (14,735,465)   (22,939,324)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (53,131,836)     (989,630)     (9,144,789)   (7,750,093)  (11,946,246)    (9,069,516)
  Withdrawal and other
   charges........................      (42,519)     (127,819)       (406,744)     (462,497)     (366,077)      (430,939)
                                   ------------   -----------   -------------  ------------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (55,220,803)   (6,059,956)    (26,908,341)  (29,513,066)  (26,531,480)   (31,111,536)
                                   ------------   -----------   -------------  ------------  ------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (58,021,125)   (2,222,576)   (112,390,262)  (22,190,011)  (77,872,919)   (40,191,849)

NET ASSETS
  Beginning of period.............   58,021,125    60,243,701     228,362,951   250,552,962   181,131,595    221,323,444
                                   ------------   -----------   -------------  ------------  ------------   ------------
  End of period................... $          0   $58,021,125   $ 115,972,689  $228,362,951  $103,258,676   $181,131,595
                                   ============   ===========   =============  ============  ============   ============

  Beginning units.................   48,894,915    54,219,489     148,468,885   168,112,891   113,884,318    132,315,502
                                   ------------   -----------   -------------  ------------  ------------   ------------
  Units issued....................    1,299,117     3,560,973       9,436,445     8,423,886     8,285,399      7,252,789
  Units redeemed..................  (50,194,032)   (8,885,547)    (31,003,237)  (28,067,892)  (27,380,085)   (25,683,973)
                                   ------------   -----------   -------------  ------------  ------------   ------------
  Ending units....................            0    48,894,915     126,902,093   148,468,885    94,789,632    113,884,318
                                   ============   ===========   =============  ============  ============   ============

** Date subaccount was no longer available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A29

                                           SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------
                                                                                           Janus Aspen Large
 Prudential SP Small Cap    Prudential SP PIMCO Total   Prudential SP PIMCO High Yield         Cap Growth
     Growth Portfolio            Return Portfolio                Portfolio             Portfolio - Service Shares
-------------------------  ---------------------------  -----------------------------  -------------------------
 01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008      01/01/2007     01/01/2008    01/01/2007
     to            to            to            to            to              to             to            to
05/01/2008**   12/31/2007    12/31/2008    12/31/2007    12/31/2008      12/31/2007     12/31/2008    12/31/2007
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------

$   (184,345) $  (678,016) $  14,581,339  $ 11,537,861  $  9,199,446    $  9,665,439   $   (199,376) $  (253,778)

           0    1,449,645              0             0       151,308       2,583,607              0            0

   4,147,642    1,643,040     (1,373,771)      328,089    (6,109,135)        112,853         89,464      860,823

  (5,734,953)    (398,660)   (23,236,258)   19,218,370   (43,336,774)     (8,527,837)    (9,205,278)   2,292,064
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------

  (1,771,656)   2,016,009    (10,028,690)   31,084,320   (40,095,155)      3,834,062     (9,315,190)   2,899,109
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------

     108,028      411,447      1,520,914     3,008,365       455,858       1,546,975        199,160      218,733
           0       (7,421)      (643,087)      (87,573)     (306,065)        (37,998)       (10,564)           0

  (1,418,029)  (4,190,421)   (48,837,959)  (50,790,162)  (15,515,248)    (17,726,114)    (1,641,851)  (1,756,428)

 (35,224,578)  (1,127,994)    (1,043,571)   12,781,976   (13,070,228)     (2,655,156)      (811,294)     190,567

     (33,687)     (93,886)      (724,159)     (654,673)     (352,477)       (375,592)       (49,401)     (50,718)
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------

 (36,568,266)  (5,008,275)   (49,727,862)  (35,742,067)  (28,788,160)    (19,247,885)    (2,313,950)  (1,397,846)
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------

 (38,339,922)  (2,992,266)   (59,756,552)   (4,657,747)  (68,883,315)    (15,413,823)   (11,629,140)   1,501,263

  38,339,922   41,332,188    425,871,092   430,528,839   170,618,204     186,032,027     24,218,614   22,717,351
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------
$          0  $38,339,922  $ 366,114,540  $425,871,092  $101,734,889    $170,618,204   $ 12,589,474  $24,218,614
============  ===========  =============  ============   ============   ============   ============  ===========

  33,028,538   37,498,281    332,988,738   361,784,987   117,649,440     130,998,155     20,946,118   22,671,183
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------
     965,178    3,545,936     70,042,750    43,838,500     5,307,502      10,509,825      1,470,403    2,136,014
 (33,993,716)  (8,015,679)  (111,788,615)  (72,634,749)  (27,240,213)    (23,858,540)    (4,301,026)  (3,861,079)
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------
           0   33,028,538    291,242,873   332,988,738    95,716,729     117,649,440     18,115,495   20,946,118
============  ===========  =============  ============   ============   ============   ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                      SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                                                                             Prudential SP Strategic
                                   Prudential SP Large Cap Value   Prudential SP AIM Core    Partners Focused Growth
                                            Portfolio                 Equity Portfolio              Portfolio
                                   ----------------------------  -------------------------  -------------------------
                                    01/01/2008     01/01/2007     01/01/2008    01/01/2007   01/01/2008    01/01/2007
                                        to             to             to            to           to            to
                                   05/01/2008**    12/31/2007    05/01/2008**   12/31/2007   12/31/2008    12/31/2007
                                   ------------   ------------   ------------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (390,204)  $    (62,016)  $   (140,123) $  (167,398) $   (374,964) $  (473,973)
  Capital gains distributions
   received.......................            0      5,486,832              0      272,889     1,776,051    1,143,821
  Realized gain (loss) on shares
   redeemed.......................    7,897,675      5,002,904      5,286,444    1,245,905      (240,321)   1,026,654
  Net change in unrealized gain
   (loss) on investments..........  (10,838,051)   (13,929,183)    (5,604,938)     381,256   (12,021,009)   2,022,933
                                   ------------   ------------   ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (3,330,580)    (3,501,463)      (458,617)   1,732,652   (10,860,243)   3,719,435
                                   ------------   ------------   ------------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       51,276        498,612         50,660      569,439       168,969      208,214
  Annuity Payments................            0        (21,630)             0            0        (4,756)     (12,073)
  Surrenders, withdrawals and
   death benefits.................   (2,497,295)   (10,334,103)    (1,046,223)  (2,478,559)   (2,209,524)  (3,403,580)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (75,884,907)    (5,806,637)   (26,230,079)  (1,590,330)   (1,290,133)  (1,566,146)
  Withdrawal and other
   charges........................      (48,172)      (165,563)       (17,442)     (52,244)      (56,224)     (59,815)
                                   ------------   ------------   ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (78,379,098)   (15,829,321)   (27,243,084)  (3,551,694)   (3,391,668)  (4,833,400)
                                   ------------   ------------   ------------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (81,709,678)   (19,330,784)   (27,701,701)  (1,819,042)  (14,251,911)  (1,113,965)

NET ASSETS
  Beginning of period.............   81,709,678    101,040,462     27,701,701   29,520,743    29,675,223   30,789,188
                                   ------------   ------------   ------------  -----------  ------------  -----------
  End of period................... $          0   $ 81,709,678   $          0  $27,701,701  $ 15,423,312  $29,675,223
                                   ============   ============   ============  ===========  ============  ===========

  Beginning units.................   56,357,529     67,052,844     22,730,048   25,836,972    24,364,702   28,856,523
                                   ------------   ------------   ------------  -----------  ------------  -----------
  Units issued....................    1,615,984      2,750,444        365,817    1,882,040     2,347,310    2,201,845
  Units redeemed..................  (57,973,513)   (13,445,759)   (23,095,865)  (4,988,964)   (5,924,618)  (6,693,666)
                                   ------------   ------------   ------------  -----------  ------------  -----------
  Ending units....................            0     56,357,529              0   22,730,048    20,787,394   24,364,702
                                   ============   ============   ============  ===========  ============  ===========

** Date subaccount was no longer available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A31

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------

Prudential SP Mid Cap Growth SP Prudential U.S. Emerging  Prudential SP Conservative   Prudential SP Balanced Asset
         Portfolio                Growth Portfolio        Asset Allocation Portfolio       Allocation Portfolio
--------------------------   --------------------------  ---------------------------  ------------------------------
 01/01/2008     01/01/2007    01/01/2008    01/01/2007     01/01/2008    01/01/2007     01/01/2008      01/01/2007
     to             to            to            to             to            to             to              to
 12/31/2008     12/31/2007    12/31/2008    12/31/2007     12/31/2008    12/31/2007     12/31/2008      12/31/2007
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------

$ (1,195,821)  $ (1,463,690) $ (1,520,006) $ (2,009,119) $   6,957,421  $  7,209,155  $    6,887,905  $    4,759,019

  17,581,821      8,158,264    19,702,609    14,415,918     25,820,952    12,540,190      76,023,305      34,480,040

  (2,421,219)     4,684,928    (1,886,531)    7,113,662     (2,342,526)   13,410,731      (5,314,509)     35,031,542

 (53,225,166)     2,414,821   (66,598,860)    2,220,897   (147,590,517)    9,390,927    (421,950,834)     16,410,384
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------

 (39,260,385)    13,794,323   (50,302,788)   21,741,358   (117,154,670)   42,551,003    (344,354,133)     90,680,985
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------


     419,841        502,863       819,429     1,400,173      3,043,242     5,138,778       6,764,568      13,045,895
     (72,612)       (10,057)       (2,331)      (40,262)      (294,372)     (231,791)       (151,227)       (229,203)

  (8,365,130)   (10,586,721)  (11,842,639)  (15,636,221)   (62,019,827)  (58,186,036)   (102,952,342)   (108,882,830)

  (5,802,911)    (6,720,697)  (11,822,769)  (10,111,979)   (11,292,430)   (2,969,298)    (59,359,299)    (26,514,324)

    (203,336)      (239,136)     (294,307)     (319,603)      (867,789)     (905,299)     (2,065,440)     (2,187,074)
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------

 (14,024,148)   (17,044,748)  (23,142,617)  (24,707,892)   (71,431,176)  (57,153,646)   (157,763,740)   (124,767,536)
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------

 (53,284,533)    (3,250,425)  (73,445,405)   (2,966,534)  (188,585,846)  (14,602,643)   (502,117,873)    (34,086,551)

 100,293,155    103,543,580   151,174,825   154,141,359    578,395,432   592,998,075   1,246,648,017   1,280,734,568
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------
$ 47,008,622   $100,293,155  $ 77,729,420  $151,174,825  $ 389,809,586  $578,395,432  $  744,530,144  $1,246,648,017
============   ============  ============  ============  =============  ============  ==============  ==============

  83,211,649     99,309,567    87,699,272   103,548,936    339,433,316   376,139,981     645,652,884     710,506,570
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------
   4,548,137      6,141,128     6,407,896     6,763,198     27,715,207    22,670,512      27,510,053      40,970,247
 (19,328,326)   (22,239,046)  (22,864,124)  (22,612,862)   (82,693,560)  (59,377,177)   (127,564,634)   (105,823,933)
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------
  68,431,460     83,211,649    71,243,044    87,699,272    284,454,963   339,433,316     545,598,303     645,652,884
============   ============  ============  ============  =============  ============  ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                         SUBACCOUNTS
                                   --------------------------------------------------------------------------------------
                                                                    Prudential SP Aggressive
                                     Prudential SP Growth Asset      Growth Asset Allocation   Prudential SP International
                                        Allocation Portfolio                Portfolio               Growth Portfolio
                                   ------------------------------  --------------------------  --------------------------
                                     01/01/2008      01/01/2007     01/01/2008    01/01/2007    01/01/2008    01/01/2007
                                         to              to             to            to            to            to
                                     12/31/2008      12/31/2007     12/31/2008    12/31/2007    12/31/2008    12/31/2007
                                   --------------  --------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (1,110,764) $   (4,674,314) $   (658,799) $ (1,233,180) $     34,300  $ (1,016,091)
  Capital gains distributions
   received.......................     84,135,302      37,774,038    12,023,550     6,725,749    16,605,937    15,345,981
  Realized gain (loss) on shares
   redeemed.......................     (4,543,113)     42,938,049        27,781     6,522,339    (4,083,619)    5,669,869
  Net change in unrealized gain
   (loss) on investments..........   (452,356,420)      2,676,997   (70,283,856)     (624,748)  (66,896,536)   (2,403,052)
                                   --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (373,874,995)     78,714,770   (58,891,324)   11,390,160   (54,339,918)   17,596,707
                                   --------------  --------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      4,975,069      10,953,284       739,445       915,929       490,714     1,016,682
  Annuity Payments................              0        (244,261)            0             0        (9,136)      (10,995)
  Surrenders, withdrawals and
   death benefits.................    (69,316,344)    (86,923,142)   (9,330,616)  (13,697,907)   (7,857,629)   (9,953,965)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (60,556,901)    (60,904,749)  (10,498,776)   (7,171,631)   (4,002,998)    2,218,953
  Withdrawal and other
   charges........................     (2,018,990)     (2,241,291)     (417,000)     (483,464)     (184,314)     (204,207)
                                   --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (126,917,166)   (139,360,159)  (19,506,947)  (20,437,073)  (11,563,363)   (6,933,532)
                                   --------------  --------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (500,792,161)    (60,645,389)  (78,398,271)   (9,046,913)  (65,903,281)   10,663,175

NET ASSETS
  Beginning of period.............  1,076,920,430   1,137,565,819   150,328,314   159,375,227   114,846,110   104,182,935
                                   --------------  --------------  ------------  ------------  ------------  ------------
  End of period................... $  576,128,269  $1,076,920,430  $ 71,930,043  $150,328,314  $ 48,942,829  $114,846,110
                                   ==============  ==============  ============  ============  ============  ============

  Beginning units.................    486,655,639     550,336,999    87,310,185   100,341,179    63,064,027    67,133,774
                                   --------------  --------------  ------------  ------------  ------------  ------------
  Units issued....................     14,819,371      30,774,589     1,694,407     1,652,478     8,979,449    11,172,847
  Units redeemed..................    (90,966,225)    (94,455,949)  (15,742,142)  (14,683,472)  (17,685,768)  (15,242,594)
                                   --------------  --------------  ------------  ------------  ------------  ------------
  Ending units....................    410,508,785     486,655,639    73,262,450    87,310,185    54,357,708    63,064,027
                                   ==============  ==============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A33

                                      SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------

Prudential SP International Evergreen VA Diversified
      Value Portfolio        Capital Builder Fund    Evergreen VA Growth Fund Evergreen VA Omega Fund
--------------------------  ----------------------   ----------------------   -----------------------
 01/01/2008    01/01/2007   01/01/2008   01/01/2007  01/01/2008   01/01/2007   01/01/2008  01/01/2007
     to            to           to           to          to           to           to          to
 12/31/2008    12/31/2007   12/31/2008   12/31/2007  12/31/2008   12/31/2007   12/31/2008  12/31/2007
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------

$    926,173  $    476,035  $  (18,374)  $   30,832  $  (18,094)  $  (24,686) $   (39,298) $  (34,401)

  13,067,129    22,164,851           0            0           0      279,525            0           0

  (4,093,454)    8,244,609     (12,866)      16,918     (56,739)      29,756       53,579     117,524

 (55,995,996)  (13,612,295)   (541,866)      12,696    (499,792)    (157,382)    (762,410)    199,252
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------

 (46,096,148)   17,273,200    (573,106)      60,446    (574,625)     127,213     (748,129)    282,375
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------

     543,158     3,102,224         246       27,521       4,567        1,184        5,967       5,572
     (19,991)            0           0            0           0            0            0           0

  (7,258,758)   (9,193,274)    (40,245)     (61,344)   (106,871)     (66,652)    (141,809)   (267,326)

 (13,511,521)   (1,879,706)    (32,418)      (5,036)    (28,158)     (28,461)    (246,310)   (153,767)

    (204,859)     (237,141)     (2,215)      (2,438)     (1,945)      (2,290)      (6,047)     (6,668)
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------

 (20,451,971)   (8,207,897)    (74,632)     (41,297)   (132,407)     (96,219)    (388,199)   (422,189)
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------

 (66,548,119)    9,065,303    (647,738)      19,149    (707,032)      30,994   (1,136,328)   (139,814)

 116,626,234   107,560,931   1,290,125    1,270,976   1,417,389    1,386,395    2,821,807   2,961,621
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------
$ 50,078,115  $116,626,234  $  642,387   $1,290,125  $  710,357   $1,417,389  $ 1,685,479  $2,821,807
============  ============  ==========   ==========  ==========   ==========  ===========  ==========

  60,178,743    64,526,904     940,462      971,396     753,568      804,833    1,719,713   1,985,784
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------
   4,351,944    11,379,482      81,666       39,260      70,632        7,137       24,805      37,578
 (18,047,122)  (15,727,643)   (148,205)     (70,194)   (171,070)     (58,402)    (308,624)   (303,649)
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------
  46,483,565    60,178,743     873,923      940,462     653,130      753,568    1,435,894   1,719,713
============  ============  ==========   ==========  ==========   ==========  ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                   SUBACCOUNTS
                                   ----------------------------------------------------------------------------
                                     Evergreen VA Special    Evergreen VA International Evergreen VA Fundamental
                                          Values Fund              Equity Fund               Large Cap Fund
                                   ------------------------  -------------------------  -----------------------
                                    01/01/2008   01/01/2007   01/01/2008   01/01/2007    01/01/2008  01/01/2007
                                        to           to           to           to            to          to
                                    12/31/2008   12/31/2007   12/31/2008   12/31/2007    12/31/2008  12/31/2007
                                   -----------  -----------  -----------   ----------   -----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $   (23,872) $   (13,300) $   (30,312)  $   15,779   $    (9,686) $  (24,486)
  Capital gains distributions
   received.......................           0      603,225       51,280      165,768             0     323,178
  Realized gain (loss) on shares
   redeemed.......................    (350,483)      67,840      (59,569)      93,036       (60,923)    100,420
  Net change in unrealized gain
   (loss) on investments..........    (707,876)  (1,062,518)    (914,639)      (4,449)   (1,268,492)   (136,066)
                                   -----------  -----------  -----------   ----------   -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (1,082,231)    (404,753)    (953,240)     270,134    (1,339,101)    263,046
                                   -----------  -----------  -----------   ----------   -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       4,441        9,386        3,741        9,225         5,798      20,538
  Annuity Payments................           0            0            0            0             0           0
  Surrenders, withdrawals and
   death benefits.................    (167,479)    (360,465)     (97,784)    (259,590)     (168,900)   (216,891)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (935,523)     151,850      (99,203)      55,783      (278,499)   (116,142)
  Withdrawal and other
   charges........................      (8,744)     (10,788)      (3,220)      (3,300)       (8,525)     (8,652)
                                   -----------  -----------  -----------   ----------   -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (1,107,305)    (210,017)    (196,466)    (197,882)     (450,126)   (321,147)
                                   -----------  -----------  -----------   ----------   -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (2,189,536)    (614,770)  (1,149,706)      72,252    (1,789,227)    (58,101)

NET ASSETS
  Beginning of period.............   4,175,375    4,790,145    2,265,045    2,192,793     4,082,077   4,140,178
                                   -----------  -----------  -----------   ----------   -----------  ----------
  End of period................... $ 1,985,839  $ 4,175,375  $ 1,115,339   $2,265,045   $ 2,292,850  $4,082,077
                                   ===========  ===========  ===========   ==========   ===========  ==========

  Beginning units.................   2,396,456    2,499,178      118,621      129,829       288,937     312,057
                                   -----------  -----------  -----------   ----------   -----------  ----------
  Units issued....................     201,388      165,187        6,647        6,992        11,962       3,948
  Units redeemed..................    (910,881)    (267,909)     (23,709)     (18,200)      (55,332)    (27,068)
                                   -----------  -----------  -----------   ----------   -----------  ----------
  Ending units....................   1,686,963    2,396,456      101,559      118,621       245,567     288,937
                                   ===========  ===========  ===========   ==========   ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A35

                                        SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------
  AST AllianceBernstein     AST American Century    AST Schroders Multi Asset  AST Cohen & Steers Realty
Growth & Income Portfolio Income & Growth Portfolio World Strategies Portfolio         Portfolio
------------------------  -----------------------   -------------------------  ------------------------
 01/01/2008   01/01/2007   01/01/2008   01/01/2007   01/01/2008    01/01/2007   01/01/2008   01/01/2007
     to           to           to           to           to            to           to           to
 12/31/2008   12/31/2007   12/31/2008   12/31/2007   12/31/2008    12/31/2007   12/31/2008   12/31/2007
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------

$    (3,536) $   (53,150) $    36,785   $   41,027  $       (316) $   123,019  $   487,542  $   420,359

  1,233,498      463,061            0            0     2,476,154      775,012    8,415,317    3,766,843

 (1,225,156)     206,683     (529,470)     145,146    (7,064,954)     110,635   (5,328,734)     447,685

 (6,144,410)    (405,829)  (2,684,843)    (465,991)   (5,451,107)    (582,519)  (9,923,500)  (9,658,775)
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------

 (6,139,604)     210,765   (3,177,528)    (279,818)  (10,040,223)     426,147   (6,349,375)  (5,023,888)
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------

  2,100,585    5,521,690    1,786,870    2,324,439    30,210,253   14,172,365    1,292,816    4,725,886
          0            0            0            0             0            0            0            0

   (263,418)    (523,339)    (408,201)    (366,223)     (775,914)    (246,664)  (1,006,937)  (2,131,307)

 (1,189,240)   2,223,583       16,873    1,322,584   (13,038,425)   1,014,431     (159,763)  (2,341,276)

    (12,515)      (8,729)     (14,187)     (10,571)      (38,356)      (6,372)     (28,265)     (30,575)
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------

    635,412    7,213,205    1,381,355    3,270,229    16,357,558   14,933,760       97,851      222,728
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------

 (5,504,192)   7,423,970   (1,796,173)   2,990,411     6,317,335   15,359,907   (6,251,524)  (4,801,160)

 14,250,692    6,826,722    8,118,549    5,128,138    18,235,214    2,875,307   16,506,450   21,307,610
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------
$ 8,746,500  $14,250,692  $ 6,322,376   $8,118,549  $ 24,552,549  $18,235,214  $10,254,926  $16,506,450
===========  ===========  ===========   ==========  ============  ===========  ===========  ===========

  1,199,878      586,773      715,290      436,588     1,579,261      261,054    1,383,856    1,358,480
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------
    548,707      814,402      442,504      419,546     5,449,399    2,022,538      663,627      818,719
   (480,720)    (201,297)    (284,665)    (140,844)   (3,914,678)    (704,331)    (667,607)    (793,343)
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------
  1,267,865    1,199,878      873,129      715,290     3,113,982    1,579,261    1,379,876    1,383,856
===========  ===========  ===========   ==========  ============  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                     AST UBS Dynamic Alpha     AST DeAM Large-Cap Value    AST Neuberger Berman
                                           Portfolio                  Portfolio          Small-Cap Growth Portfolio
                                   -------------------------  -------------------------  -------------------------
                                    01/01/2008    01/01/2007   01/01/2008    01/01/2007   01/01/2008   01/01/2007
                                        to            to           to            to           to           to
                                    12/31/2008    12/31/2007   12/31/2008    12/31/2007   12/31/2008   12/31/2007
                                   ------------  -----------  ------------  -----------  -----------   ----------
OPERATIONS
  Net investment income
   (loss)......................... $ (1,456,776) $   (68,437) $     93,159  $  (127,281) $   (73,877)  $  (64,788)
  Capital gains distributions
   received.......................    3,983,994            0     1,947,130    1,522,062            0            0
  Realized gain (loss) on shares
   redeemed.......................  (14,615,131)      75,672    (2,138,116)     677,135     (204,516)      59,979
  Net change in unrealized gain
   (loss) on investments..........  (15,876,715)  (1,086,609)   (5,916,354)  (2,366,393)  (2,181,176)     573,788
                                   ------------  -----------  ------------  -----------  -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (27,964,628)  (1,079,374)   (6,014,181)    (294,477)  (2,459,569)     568,979
                                   ------------  -----------  ------------  -----------  -----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  111,020,865   29,277,252     1,014,129    7,819,882      645,805    1,150,907
  Annuity Payments................            0            0             0            0            0            0
  Surrenders, withdrawals and
   death benefits.................   (2,224,722)    (431,507)     (576,917)    (925,392)    (166,272)    (265,415)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (7,077,160)   7,946,826    (6,320,268)  (5,052,371)    (366,121)   1,288,714
  Withdrawal and other
   charges........................     (147,539)      (7,020)      (18,847)     (18,962)      (6,807)      (4,341)
                                   ------------  -----------  ------------  -----------  -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  101,571,444   36,785,551    (5,901,903)   1,823,157      106,605    2,169,865
                                   ------------  -----------  ------------  -----------  -----------   ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   73,606,816   35,706,177   (11,916,084)   1,528,680   (2,352,964)   2,738,844

NET ASSETS
  Beginning of period.............   39,597,388    3,891,211    20,277,318   18,748,638    5,667,073    2,928,229
                                   ------------  -----------  ------------  -----------  -----------   ----------
  End of period................... $113,204,204  $39,597,388  $  8,361,234  $20,277,318  $ 3,314,109   $5,667,073
                                   ============  ===========  ============  ===========  ===========   ==========

  Beginning units.................    3,548,377      342,751     1,645,958    1,480,585      466,332      273,848
                                   ------------  -----------  ------------  -----------  -----------   ----------
  Units issued....................   23,953,143    5,295,754       289,001    1,018,106      277,501      276,150
  Units redeemed..................  (14,794,547)  (2,090,128)     (813,893)    (852,733)    (257,273)     (83,666)
                                   ------------  -----------  ------------  -----------  -----------   ----------
  Ending units....................   12,706,973    3,548,377     1,121,066    1,645,958      486,560      466,332
                                   ============  ===========  ============  ===========  ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A37

                                       SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value                            AST Federated Aggressive
        Portfolio         AST High Yield Portfolio      Growth Portfolio      AST Mid-Cap Value Portfolio
------------------------  ------------------------  ------------------------  --------------------------
 01/01/2008   01/01/2007   01/01/2008   01/01/2007   01/01/2008   01/01/2007   01/01/2008    01/01/2007
     to           to           to           to           to           to           to            to
07/18/2008**  12/31/2007   12/31/2008   12/31/2007   12/31/2008   12/31/2007   12/31/2008    12/31/2007
------------ -----------  -----------  -----------  -----------  -----------   -----------   ----------

$    63,324  $   (33,274) $   574,416  $   720,757  $  (126,885) $  (177,069) $   (29,628)   $  (72,696)

          0      792,631            0            0    1,623,006    1,089,226      210,089       163,908

 (2,036,468)      33,809     (642,248)     178,816   (1,245,181)     351,320     (467,887)       79,518

  1,554,319   (1,908,008)  (2,233,736)    (833,723)  (4,832,683)    (414,145)  (2,030,142)     (200,240)
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------

   (418,825)  (1,114,842)  (2,301,568)      65,850   (4,581,743)     849,332   (2,317,568)      (29,510)
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------


    179,260    2,050,321      942,721    1,742,674      979,418    2,734,617      510,221     1,723,735
          0         (953)           0       (2,089)           0            0            0             0

    (77,397)    (284,378)    (637,316)    (557,537)    (476,633)    (766,297)    (220,500)     (367,470)

 (4,566,693)      44,191     (607,106)  (1,005,249)  (2,262,009)     429,452     (496,383)      253,697

     (5,197)      (8,508)     (12,792)     (11,569)     (15,645)     (16,763)      (9,790)       (8,239)
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------

 (4,470,027)   1,800,673     (314,493)     166,230   (1,774,869)   2,381,009     (216,452)    1,601,723
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------

 (4,888,852)     685,831   (2,616,061)     232,080   (6,356,612)   3,230,342   (2,534,020)    1,572,213

  4,888,852    4,203,021    8,670,397    8,438,317   11,436,497    8,206,156    6,093,465     4,521,252
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------
$         0  $ 4,888,852  $ 6,054,336  $ 8,670,397  $ 5,079,885  $11,436,497  $ 3,559,445    $6,093,465
===========  ===========  ===========  ===========  ===========  ===========   ===========   ==========

    532,811      360,678      806,798      790,173      898,714      686,881      539,593       395,509
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------
     69,123      305,444      297,026      373,905      290,386      489,173      204,521       281,252
   (601,934)    (133,311)    (334,356)    (357,280)    (448,579)    (277,340)    (225,004)     (137,168)
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------
          0      532,811      769,468      806,798      740,521      898,714      519,110       539,593
===========  ===========  ===========  ===========  ===========  ===========   ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   ----------------------------------------------------------------------------
                                                                 AST Goldman Sachs         AST Goldman Sachs
                                      AST Small-Cap Value       Concentrated Growth         Mid-Cap Growth
                                           Portfolio                 Portfolio                 Portfolio
                                   ------------------------  ------------------------  ------------------------
                                    01/01/2008   01/01/2007   01/01/2008   01/01/2007   01/01/2008   01/01/2007
                                        to           to           to           to           to           to
                                    12/31/2008   12/31/2007   12/31/2008   12/31/2007   12/31/2008   12/31/2007
                                   -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (60,018) $   (79,737) $  (146,939) $  (142,373) $  (158,851) $  (148,875)
  Capital gains distributions
   received.......................   1,338,976    1,307,198            0            0    1,953,917            0
  Realized gain (loss) on shares
   redeemed.......................  (1,448,775)     282,806     (774,895)     234,792     (778,082)     224,110
  Net change in unrealized gain
   (loss) on investments..........  (4,862,121)  (2,476,936)  (4,201,937)     594,826   (5,977,164)   1,024,063
                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (5,031,938)    (966,669)  (5,123,771)     687,245   (4,960,180)   1,099,298
                                   -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     737,348    3,018,663    2,217,823    3,650,926    1,631,845    3,076,566
  Annuity Payments................           0            0            0            0            0            0
  Surrenders, withdrawals and
   death benefits.................    (419,914)    (641,998)    (299,035)    (244,309)    (346,456)    (397,398)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   4,562,052     (104,159)  (1,353,116)   3,200,246     (925,647)   2,041,110
  Withdrawal and other
   charges........................     (23,500)     (17,031)     (15,075)     (11,902)     (16,631)     (11,526)
                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   4,855,986    2,255,475      550,597    6,594,961      343,111    4,708,752
                                   -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    (175,952)   1,288,806   (4,573,174)   7,282,206   (4,617,069)   5,808,050

NET ASSETS
  Beginning of period.............  11,457,030   10,168,224   12,623,686    5,341,480   11,534,553    5,726,503
                                   -----------  -----------  -----------  -----------  -----------  -----------
  End of period................... $11,281,078  $11,457,030  $ 8,050,512  $12,623,686  $ 6,917,484  $11,534,553
                                   ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units.................   1,042,991      825,836    1,012,604      469,809      918,532      526,092
                                   -----------  -----------  -----------  -----------  -----------  -----------
  Units issued....................     983,441      580,864      808,087      788,748      491,206      609,321
  Units redeemed..................    (520,244)    (363,709)    (705,440)    (245,953)    (456,322)    (216,881)
                                   -----------  -----------  -----------  -----------  -----------  -----------
  Ending units....................   1,506,188    1,042,991    1,115,251    1,012,604      953,416      918,532
                                   ===========  ===========  ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A39

                                        SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------

   AST Large-Cap Value       AST Lord Abbett Bond-   AST Marsico Capital Growth
        Portfolio             Debenture Portfolio            Portfolio          AST MFS Growth Portfolio
-------------------------  ------------------------  -------------------------  -----------------------
 01/01/2008    01/01/2007   01/01/2008   01/01/2007   01/01/2008    01/01/2007   01/01/2008  01/01/2007
     to            to           to           to           to            to           to          to
 12/31/2008    12/31/2007   12/31/2008   12/31/2007   12/31/2008    12/31/2007   12/31/2008  12/31/2007
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------

$    330,708  $   (87,209) $   886,689  $   650,962  $   (476,560) $  (416,528) $   (93,564) $  (82,745)

   4,163,790      464,781      470,060       58,143     2,238,894            0            0           0

  (3,893,896)     503,082   (1,033,795)     163,472    (2,202,573)     578,466     (343,949)    115,517

 (35,722,633)  (1,696,825)  (3,815,319)    (411,829)  (25,153,768)   3,022,114   (2,627,646)    562,164
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------

 (35,122,031)    (816,171)  (3,492,365)     460,748   (25,594,007)   3,184,052   (3,065,159)    594,936
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------

   1,599,957    2,854,116      696,584    2,207,740     3,325,259    4,983,692    1,385,086   1,666,606
     (15,267)           0            0       (2,144)            0            0            0           0

  (4,898,845)    (927,674)    (694,074)    (657,789)   (2,784,669)  (1,488,981)    (234,815)   (357,895)

  70,928,588     (762,718)    (957,868)   3,230,830    23,829,845    6,596,287      628,570   1,122,836

    (110,544)     (23,209)     (17,630)     (14,138)      (75,330)     (33,657)     (14,390)     (9,985)
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------

  67,503,889    1,140,515     (972,988)   4,764,499    24,295,105   10,057,341    1,764,451   2,421,562
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------

  32,381,858      324,344   (4,465,353)   5,225,247    (1,298,902)  13,241,393   (1,300,708)  3,016,498

  16,499,715   16,175,371   14,416,077    9,190,830    34,477,958   21,236,565    6,622,678   3,606,180
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------
$ 48,881,573  $16,499,715  $ 9,950,724  $14,416,077  $ 33,179,056  $34,477,958  $ 5,321,970  $6,622,678
============  ===========  ===========  ===========  ============  ===========  ===========  ==========

   1,453,309    1,335,896    1,291,635      856,639     2,731,660    1,873,849      520,711     316,445
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------
   7,849,961      472,354      409,988      702,356     3,217,488    1,301,123      511,066     291,359
  (1,954,000)    (354,941)    (519,030)    (267,360)   (1,241,253)    (443,312)    (357,598)    (87,093)
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------
   7,349,270    1,453,309    1,182,593    1,291,635     4,707,895    2,731,660      674,179     520,711
============  ===========  ===========  ===========  ============  ===========  ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                     SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                      AST Neuberger Berman      AST Neuberger Berman/     AST PIMCO Limited Maturity
                                    Mid-Cap Growth Portfolio  LSV Mid-Cap Value Portfolio      Bond Portfolio
                                   -------------------------  -------------------------   ------------------------
                                    01/01/2008    01/01/2007   01/01/2008     01/01/2007   01/01/2008    01/01/2007
                                        to            to           to             to           to            to
                                    12/31/2008    12/31/2007   12/31/2008     12/31/2007   12/31/2008    12/31/2007
                                   ------------  -----------  ------------   -----------  -----------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (285,870) $  (302,079) $      7,978   $  (191,805) $   800,753   $   387,257
  Capital gains distributions
   received.......................            0            0     1,138,047     3,010,159            0             0
  Realized gain (loss) on shares
   redeemed.......................     (539,371)     726,631    (2,091,689)      137,587     (505,976)       97,171
  Net change in unrealized gain
   (loss) on investments..........   (8,624,461)   2,388,846    (7,409,530)   (3,035,117)    (887,776)        6,161
                                   ------------  -----------  ------------   -----------  -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (9,449,702)   2,813,398    (8,355,194)      (79,176)    (592,999)      490,589
                                   ------------  -----------  ------------   -----------  -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    1,356,649    5,400,456     1,304,364     3,178,216    2,914,594     1,554,371
  Annuity Payments................            0            0             0             0            0             0
  Surrenders, withdrawals and
   death benefits.................     (823,747)    (872,278)   (1,068,651)   (1,253,911)  (8,842,834)   (1,672,874)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (3,740,555)   5,357,220    (1,937,411)      614,999   24,767,480     2,888,855
  Withdrawal and other
   charges........................      (23,292)     (18,255)      (30,117)      (29,634)     (37,641)      (19,153)
                                   ------------  -----------  ------------   -----------  -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (3,230,945)   9,867,143    (1,731,815)    2,509,670   18,801,599     2,751,199
                                   ------------  -----------  ------------   -----------  -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (12,680,647)  12,680,541   (10,087,009)    2,430,494   18,208,600     3,241,788

NET ASSETS
  Beginning of period.............   23,862,925   11,182,384    20,640,448    18,209,954   11,399,640     8,157,852
                                   ------------  -----------  ------------   -----------  -----------   -----------
  End of period................... $ 11,182,278  $23,862,925  $ 10,553,439   $20,640,448  $29,608,240   $11,399,640
                                   ============  ===========  ============   ===========  ===========   ===========

  Beginning units.................    1,637,350      896,909     1,765,979     1,551,952    1,058,689       795,163
                                   ------------  -----------  ------------   -----------  -----------   -----------
  Units issued....................      528,479    1,150,624       435,587       820,373    3,238,164       599,513
  Units redeemed..................     (768,289)    (410,183)     (595,812)     (606,346)  (1,530,308)     (335,987)
                                   ------------  -----------  ------------   -----------  -----------   -----------
  Ending units....................    1,397,540    1,637,350     1,605,754     1,765,979    2,766,545     1,058,689
                                   ============  ===========  ============   ===========  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A41

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core                           AST T. Rowe Price Natural    AST T. Rowe Price Asset
     Value Portfolio       AST QMA US Equity Alpha      Resources Portfolio        Allocation Portfolio
------------------------   -----------------------  --------------------------  --------------------------
 01/01/2008    01/01/2007   01/01/2008  01/01/2007   01/01/2008    01/01/2007    01/01/2008    01/01/2007
     to            to           to          to           to            to            to            to
 12/31/2008    12/31/2007   12/31/2008  12/31/2007   12/31/2008    12/31/2007    12/31/2008    12/31/2007
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------

$   116,711   $     9,763  $    41,798  $   25,105  $   (922,308) $   (761,086) $   (248,526) $   (256,143)

    854,009       480,617            0           0     8,819,102     5,212,592     5,893,825     3,942,554

 (1,018,691)      191,203     (357,889)    118,332    (4,316,953)    2,865,358   (29,145,632)      330,287

 (3,732,007)   (1,293,564)  (3,008,817)   (233,509)  (59,617,276)   17,169,209   (27,993,059)   (2,897,322)
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------

 (3,779,978)     (611,981)  (3,324,908)    (90,072)  (56,037,435)   24,486,073   (51,493,392)    1,119,376
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------


    642,714     5,642,458      864,440   4,013,762    14,130,937    13,896,557   113,855,498   128,236,414
          0             0            0      (2,172)            0             0             0             0

   (207,158)     (573,138)    (489,633)   (489,680)   (6,885,446)   (4,647,066)   (5,217,722)   (1,654,530)

 (1,240,918)     (412,189)    (330,253)    773,819    (1,779,733)    9,762,852   (71,146,777)   10,728,129

     (8,406)       (7,800)      (9,994)     (7,548)     (154,967)     (112,084)     (138,004)      (17,169)
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------

   (813,768)    4,649,331       34,560   4,288,181     5,310,791    18,900,259    37,352,995   137,292,844
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------

 (4,593,746)    4,037,350   (3,290,348)  4,198,109   (50,726,644)   43,386,332   (14,140,397)  138,412,220

  9,668,407     5,631,057    8,304,699   4,106,590   101,044,329    57,657,997   149,838,968    11,426,748
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------
$ 5,074,661   $ 9,668,407  $ 5,014,351  $8,304,699  $ 50,317,685  $101,044,329  $135,698,571  $149,838,968
===========   ===========  ===========  ==========  ============  ============  ============  ============

    861,734       466,466      749,258     362,215     5,782,932     4,374,000    12,962,530     1,012,731
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------
    238,098       724,572      203,172     493,037     3,933,858     2,920,429    21,223,810    17,405,537
   (302,240)     (329,304)    (198,872)   (105,994)   (3,670,711)   (1,511,497)  (17,872,190)   (5,455,738)
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------
    797,592       861,734      753,558     749,258     6,046,079     5,782,932    16,314,150    12,962,530
===========   ===========  ===========  ==========  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   -----------------------------------------------------------------------------
                                     AST MFS Global Equity   AST JPMorgan International AST T. Rowe Price Global
                                           Portfolio              Equity Portfolio           Bond Portfolio
                                   ------------------------  -------------------------  ------------------------
                                    01/01/2008   01/01/2007   01/01/2008    01/01/2007   01/01/2008   01/01/2007
                                        to           to           to            to           to           to
                                    12/31/2008   12/31/2007   12/31/2008    12/31/2007   12/31/2008   12/31/2007
                                   -----------  -----------  ------------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (41,968) $    79,527  $    184,434  $     4,428  $ 1,008,358  $   203,726
  Capital gains distributions
   received.......................   2,363,177    1,201,198             0            0      915,108            0
  Realized gain (loss) on shares
   redeemed.......................    (955,053)     300,996      (978,052)     634,849   (1,574,425)     116,321
  Net change in unrealized gain
   (loss) on investments..........  (5,536,367)    (948,730)   (9,597,780)     673,828   (2,493,272)     383,880
                                   -----------  -----------  ------------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (4,170,211)     632,991   (10,391,398)   1,313,105   (2,144,231)     703,927
                                   -----------  -----------  ------------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   1,329,770    2,366,056     3,204,331    4,848,545    3,460,731    1,570,129
  Annuity Payments................           0            0             0            0            0            0
  Surrenders, withdrawals and
   death benefits.................    (688,629)    (680,198)   (1,117,473)  (1,008,747)  (1,590,617)    (494,070)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     374,259    1,066,910      (897,014)   3,258,216    7,130,409    6,727,759
  Withdrawal and other
   charges........................     (18,208)     (14,156)      (33,878)     (28,161)     (32,665)     (15,939)
                                   -----------  -----------  ------------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................     997,192    2,738,612     1,155,966    7,069,853    8,967,858    7,787,879
                                   -----------  -----------  ------------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (3,173,019)   3,371,603    (9,235,432)   8,382,958    6,823,627    8,491,806

NET ASSETS
  Beginning of period.............  10,943,697    7,572,094    23,122,009   14,739,051   15,780,965    7,289,159
                                   -----------  -----------  ------------  -----------  -----------  -----------
  End of period................... $ 7,770,678  $10,943,697  $ 13,886,577  $23,122,009  $22,604,592  $15,780,965
                                   ===========  ===========  ============  ===========  ===========  ===========

  Beginning units.................     832,347      606,014     1,776,624    1,170,827    1,471,615      736,041
                                   -----------  -----------  ------------  -----------  -----------  -----------
  Units issued....................     389,762      442,816       774,154    1,040,473    2,746,828      980,717
  Units redeemed..................    (298,496)    (216,483)     (669,445)    (434,676)  (2,028,062)    (245,143)
                                   -----------  -----------  ------------  -----------  -----------  -----------
  Ending units....................     923,613      832,347     1,881,333    1,776,624    2,190,381    1,471,615
                                   ===========  ===========  ============  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A43


                                                SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------
   AST Aggressive Asset       AST Capital Growth Asset      AST Academic Strategies Asset  AST Balanced Asset Allocation
   Allocation Portfolio         Allocation Portfolio            Allocation Portfolio                Portfolio
-------------------------  ------------------------------  ------------------------------  ---------------------------
 01/01/2008    01/01/2007    01/01/2008      01/01/2007      01/01/2008      01/01/2007      01/01/2008     01/01/2007
     to            to            to              to              to              to              to             to
 12/31/2008    12/31/2007    12/31/2008      12/31/2007      12/31/2008      12/31/2007      12/31/2008     12/31/2007
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------

$   (528,057) $  (825,300) $  (14,233,793) $  (21,678,998) $   (9,782,167) $  (16,129,482) $  (4,121,139)  $ (5,249,730)

   6,308,178      342,015      80,059,537       4,168,071      49,551,847       3,421,811     17,057,959        898,182

  (2,565,118)     877,690    (134,781,097)     13,033,818     (86,436,127)      8,885,116    (48,702,016)     3,697,914

 (32,282,898)   3,111,657    (477,981,135)     74,686,796    (371,373,651)     62,580,914   (127,689,464)    20,392,734
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------

 (29,067,895)   3,506,062    (546,936,488)     70,209,687    (418,040,098)     58,758,359   (163,454,660)    19,739,100
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------

  10,838,654   21,593,794     418,003,784     711,833,958     331,938,456     489,416,991    282,814,601    182,035,711
           0            0               0         (65,116)              0               0              0         (6,616)

  (1,374,397)  (2,080,693)    (39,331,920)    (30,116,627)    (47,656,450)    (36,449,238)   (26,611,285)   (13,020,915)

  (4,330,132)   1,406,672    (473,453,702)     24,596,895    (302,449,235)     43,351,738    (86,533,373)    27,123,255

     (86,533)     (58,715)       (885,579)       (345,949)       (808,325)       (325,839)      (405,035)      (113,918)
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------

   5,047,592   20,861,058     (95,667,417)    705,903,161     (18,975,554)    495,993,652    169,264,908    196,017,517
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------

 (24,020,303)  24,367,120    (642,603,905)    776,112,848    (437,015,652)    554,752,011      5,810,248    215,756,617

  63,387,591   39,020,471   1,492,029,847     715,916,999   1,203,763,125     649,011,114    418,781,388    203,024,771
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------
$ 39,367,288  $63,387,591  $  849,425,942  $1,492,029,847  $  766,747,473  $1,203,763,125  $ 424,591,636   $418,781,388
============  ===========  ==============  ==============  ==============  ==============  =============   ============

   5,322,867    3,487,834     126,428,108      64,775,630     103,751,420      59,537,127     36,429,104     18,790,094
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------
   2,110,888    2,713,239      85,417,535     108,072,908      60,586,094      73,749,662     56,991,625     28,521,912
  (1,581,763)    (878,206)    (98,574,374)    (46,420,430)    (65,212,799)    (29,535,369)   (40,369,866)   (10,882,902)
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------
   5,851,992    5,322,867     113,271,269     126,428,108      99,124,715     103,751,420     53,050,863     36,429,104
============  ===========  ==============  ==============  ==============  ==============  =============   ============

  The accompanying notes are an integral part of these financial statements.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                       SUBACCOUNTS
                                   -----------------------------------------------------------------------------------
                                     AST Preservation Asset          AST First Trust         AST First Trust Capital
                                      Allocation Portfolio      Balanced Target Portfolio  Appreciation Target Portfolio
                                   --------------------------  --------------------------  ---------------------------
                                    01/01/2008    01/01/2007    01/01/2008    01/01/2007     01/01/2008     01/01/2007
                                        to            to            to            to             to             to
                                    12/31/2008    12/31/2007    12/31/2008    12/31/2007     12/31/2008     12/31/2007
                                   ------------  ------------  ------------  ------------  -------------   ------------
OPERATIONS
  Net investment income
   (loss)......................... $ (2,295,281) $ (1,607,288) $    314,598  $ (1,979,199) $  (2,026,996)  $ (2,958,236)
  Capital gains distributions
   received.......................    6,206,137             0     3,271,635        57,591      3,236,809        190,369
  Realized gain (loss) on shares
   redeemed.......................  (10,410,978)    2,109,095   (28,065,899)    1,022,890    (49,018,153)     1,487,923
  Net change in unrealized gain
   (loss) on investments..........  (39,350,783)    5,722,307   (52,432,763)    6,506,632    (82,524,470)    11,311,415
                                   ------------  ------------  ------------  ------------  -------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (45,850,905)    6,224,114   (76,912,429)    5,607,914   (130,332,810)    10,031,471
                                   ------------  ------------  ------------  ------------  -------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  154,280,405    59,329,950   111,335,236   109,393,615    161,263,790    170,346,054
  Annuity Payments................            0             0             0             0              0              0
  Surrenders, withdrawals and
   death benefits.................  (11,748,925)   (4,398,700)   (6,162,597)   (3,606,330)    (6,681,892)    (3,531,692)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   35,003,972    18,205,856   (79,847,477)    8,224,995   (139,522,399)    18,086,301
  Withdrawal and other
   charges........................     (182,763)      (44,915)     (167,976)      (36,361)      (220,563)       (46,357)
                                   ------------  ------------  ------------  ------------  -------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  177,352,689    73,092,191    25,157,186   113,975,919     14,838,936    184,854,306
                                   ------------  ------------  ------------  ------------  -------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  131,501,784    79,316,305   (51,755,243)  119,583,833   (115,493,874)   194,885,777

NET ASSETS
  Beginning of period.............  134,485,369    55,169,064   181,879,552    62,295,719    270,043,125     75,157,348
                                   ------------  ------------  ------------  ------------  -------------   ------------
  End of period................... $265,987,153  $134,485,369  $130,124,309  $181,879,552  $ 154,549,251   $270,043,125
                                   ============  ============  ============  ============  =============   ============

  Beginning units.................   11,972,174     5,216,358    16,264,877     5,918,415     23,823,742      7,226,320
                                   ------------  ------------  ------------  ------------  -------------   ------------
  Units issued....................   35,165,020    12,852,507    20,724,031    16,507,876     33,374,918     27,217,419
  Units redeemed..................  (17,107,648)   (6,096,691)  (18,894,772)   (6,161,414)   (33,715,435)   (10,619,997)
                                   ------------  ------------  ------------  ------------  -------------   ------------
  Ending units....................   30,029,546    11,972,174    18,094,136    16,264,877     23,483,225     23,823,742
                                   ============  ============  ============  ============  =============   ============

  The accompanying notes are an integral part of these financial statements.

                                      A45

                                          SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------
        AST Advanced             AST T. Rowe Price                                    AST Small-Cap Growth
    Strategies Portfolio     Large-Cap Growth Portfolio AST Money Market Portfolio          Portfolio
---------------------------  ------------------------   --------------------------  ------------------------
  01/01/2008    01/01/2007    01/01/2008    01/01/2007   01/01/2008    01/01/2007    01/01/2008   01/01/2007
      to            to            to            to           to            to            to           to
  12/31/2008    12/31/2007    12/31/2008    12/31/2007   12/31/2008    12/31/2007    12/31/2008   12/31/2007
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------

$    (359,472) $ (3,494,404) $   (463,735)  $  (51,051) $    245,282  $    385,360  $   (345,834) $  (23,980)

    7,727,533       361,600             0            0             0             0             0           0

  (41,799,233)    1,559,999    (1,707,794)      16,000             0             0      (878,797)      6,141

  (79,206,256)   14,749,115   (19,654,694)     170,389             0             0   (10,691,554)     31,592
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------

 (113,637,428)   13,176,310   (21,826,223)     135,338       245,282       385,360   (11,916,185)     13,753
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------

  174,130,780   183,001,987     1,787,114    3,263,497    49,818,985    21,309,710       743,003   1,037,515
            0             0             0            0             0             0             0           0

   (7,034,691)   (4,698,642)   (2,996,980)     (81,059)  (31,541,624)  (12,837,330)   (1,772,698)    (42,255)

 (146,801,352)    7,986,527    50,786,914      371,540    33,889,021    (2,368,181)   33,633,794     612,917

     (264,888)      (41,724)      (77,044)      (3,481)      (20,676)       (1,664)      (56,122)     (1,736)
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------

   20,029,849   186,248,148    49,500,004    3,550,497    52,145,706     6,102,535    32,547,977   1,606,441
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------

  (93,607,579)  199,424,458    27,673,781    3,685,835    52,390,988     6,487,895    20,631,792   1,620,194

  308,459,258   109,034,800     5,475,062    1,789,227    15,685,147     9,197,252     2,265,381     645,187
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------
$ 214,851,679  $308,459,258  $ 33,148,843   $5,475,062  $ 68,076,135  $ 15,685,147  $ 22,897,173  $2,265,381
=============  ============  ============   ==========  ============  ============  ============  ==========

   27,227,717    10,307,670       491,260      170,951     1,485,801       899,074       216,366      65,095
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------
   32,943,121    28,895,611     5,810,800      363,116    12,358,322     4,120,154     3,837,949     166,199
  (32,623,861)  (11,975,564)   (1,007,092)     (42,807)   (7,443,393)   (3,533,427)     (660,451)    (14,928)
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------
   27,546,977    27,227,717     5,294,968      491,260     6,400,730     1,485,801     3,393,864     216,366
=============  ============  ============   ==========  ============  ============  ============  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                   SUBACCOUNTS
                                   --------------------------------------------------------------------------

                                    AST PIMCO Total Return   AST International Value  AST International Growth
                                        Bond Portfolio              Portfolio                Portfolio
                                   ------------------------  -----------------------  -----------------------
                                    01/01/2008   01/01/2007   01/01/2008  01/01/2007   01/01/2008  01/01/2007
                                        to           to           to          to           to          to
                                    12/31/2008   12/31/2007   12/31/2008  12/31/2007   12/31/2008  12/31/2007
                                   -----------  -----------  -----------  ----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $   402,424  $   138,622  $    73,259  $  (10,211) $   (14,024) $  (40,431)
  Capital gains distributions
   received.......................     104,769            0      613,365           0    1,218,703     448,346
  Realized gain (loss) on shares
   redeemed.......................    (266,388)      27,212     (773,177)     54,754     (920,046)     23,609
  Net change in unrealized gain
   (loss) on investments..........  (1,060,985)     414,477   (4,375,839)    551,515   (4,776,936)    179,366
                                   -----------  -----------  -----------  ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (820,180)     580,311   (4,462,392)    596,058   (4,492,303)    610,890
                                   -----------  -----------  -----------  ----------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  17,546,985    7,417,343    2,298,658   5,606,964    2,724,833   3,797,812
  Annuity Payments................           0            0            0           0            0           0
  Surrenders, withdrawals and
   death benefits.................    (331,710)    (145,560)    (111,377)    (95,630)    (275,892)    (69,668)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     666,323      655,790   (1,368,151)    500,352     (154,641)    553,891
  Withdrawal and other
   charges........................     (16,201)      (3,866)      (9,671)     (4,553)      (8,317)     (5,753)
                                   -----------  -----------  -----------  ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  17,865,397    7,923,707      809,459   6,007,133    2,285,983   4,276,282
                                   -----------  -----------  -----------  ----------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  17,045,217    8,504,018   (3,652,933)  6,603,191   (2,206,320)  4,887,172

NET ASSETS
  Beginning of period.............  11,917,122    3,413,104    8,933,146   2,329,955    6,829,893   1,942,721
                                   -----------  -----------  -----------  ----------  -----------  ----------
  End of period................... $28,962,339  $11,917,122  $ 5,280,213  $8,933,146  $ 4,623,573  $6,829,893
                                   ===========  ===========  ===========  ==========  ===========  ==========

  Beginning units.................   1,086,162      331,319      709,326     214,394      550,016     183,231
                                   -----------  -----------  -----------  ----------  -----------  ----------
  Units issued....................   2,819,218      938,242      408,744     599,855      512,742     421,574
  Units redeemed..................  (1,162,696)    (183,399)    (356,964)   (104,923)    (302,245)    (54,789)
                                   -----------  -----------  -----------  ----------  -----------  ----------
  Ending units....................   2,742,684    1,086,162      761,106     709,326      760,513     550,016
                                   ===========  ===========  ===========  ==========  ===========  ==========

*  Date subaccount became available for investment.

  The accompanying notes are an integral part of these financial statements.

                                      A47

                                          SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------
                                                   AST Investment                               AST Global
 Gartmore NVIT Developing  AST Western Asset Core    Grade Bond      AST Bond       AST Bond    Real Estate
       Markets Fund          Plus Bond Portfolio     Portfolio    Portfolio 2018 Portfolio 2019  Portfolio
-------------------------  ----------------------  -------------- -------------- -------------- -----------
 01/01/2008    01/01/2007  01/01/2008  11/19/2007*  01/28/2008*    01/28/2008*    07/21/2008*   07/21/2008*
     to            to          to          to            to             to             to           to
 12/31/2008    12/31/2007  12/31/2008  12/31/2007    12/31/2008     12/31/2008     12/31/2008   12/31/2008
------------  -----------  ----------  ----------- -------------- -------------- -------------- -----------

$   (220,702) $  (321,904) $  (24,423)   $   (18)   $ (3,673,374)  $  (129,705)   $   (96,488)   $   (450)

  10,638,006    3,551,044         198          0               0             0              0           0

  (4,230,106)   1,283,010     (56,531)         0      10,715,046     1,356,820        453,189     (10,951)

 (24,917,965)   4,522,848     (55,164)       152      59,370,899     3,836,939      3,112,777     (13,716)
------------  -----------  ----------    -------    ------------   -----------    -----------    --------

 (18,730,767)   9,034,998    (135,920)       134      66,412,571     5,064,054      3,469,478     (25,117)
------------  -----------  ----------    -------    ------------   -----------    -----------    --------


     231,694    2,022,477   3,876,509     25,265               0        44,996          5,149     140,286
           0            0           0          0               0             0              0           0

  (1,641,310)  (1,382,739)    (10,197)         0      (3,593,170)      (59,561)       (43,230)     (4,090)

  (4,753,577)   5,687,336   1,304,898          0     645,703,271    19,557,125     16,158,620      53,030

     (46,404)     (42,548)     (2,369)         0      (1,779,166)         (147)          (231)        (46)
------------  -----------  ----------    -------    ------------   -----------    -----------    --------

  (6,209,597)   6,284,526   5,168,841     25,265     640,330,935    19,542,413     16,120,308     189,180
------------  -----------  ----------    -------    ------------   -----------    -----------    --------

 (24,940,364)  15,319,524   5,032,921     25,399     706,743,506    24,606,467     19,589,786     164,063

  35,529,690   20,210,166      25,399          0               0             0              0           0
------------  -----------  ----------    -------    ------------   -----------    -----------    --------
$ 10,589,326  $35,529,690  $5,058,320    $25,399    $706,743,506   $24,606,467    $19,589,786    $164,063
============  ===========  ==========    =======    ============   ===========    ===========    ========

   1,575,266    1,265,381       2,546          0               0             0              0           0
------------  -----------  ----------    -------    ------------   -----------    -----------    --------
     470,526      870,932     830,370      2,546     124,509,332     5,524,827      2,235,919      36,238
    (913,109)    (561,047)   (289,743)         0     (58,714,130)   (3,479,084)      (617,086)     (9,409)
------------  -----------  ----------    -------    ------------   -----------    -----------    --------
   1,132,683    1,575,266     543,173      2,546      65,795,202     2,045,743      1,618,833      26,829
============  ===========  ==========    =======    ============   ===========    ===========    ========

  The accompanying notes are an integral part of these financial statements.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                        SUBACCOUNTS
                                   ------------------------------------------------------------------------------------
                                                                Franklin
                                        AST                   Templeton VIP
                                     Parametric                 Founding    AST Goldman        AST           AST CLS
                                      Emerging     AST Focus      Funds     Sachs Small-    CLS Growth    Moderate Asset
                                   Markets Equity  Four Plus   Allocation    Cap Value   Asset Allocation   Allocation
                                     Portfolio     Portfolio      Fund       Portfolio      Portfolio       Portfolio
                                   -------------- ----------- ------------- ------------ ---------------- --------------
                                    07/21/2008*   07/21/2008*  05/1/2008*   07/21/2008*     05/1/2008*      05/1/2008*
                                         to           to           to            to             to              to
                                     12/31/2008   12/31/2008   12/31/2008    12/31/2008     12/31/2008      12/31/2008
                                   -------------- ----------- ------------- ------------ ---------------- --------------
OPERATIONS
  Net investment income
   (loss).........................    $ (1,389)   $  (20,292)  $   373,215    $ (1,577)    $   (63,941)    $  (102,742)
  Capital gains distributions
   received.......................           0             0       480,193           0           5,219           1,651
  Realized gain (loss) on shares
   redeemed.......................     (36,268)     (750,908)   (4,677,191)    (55,117)     (2,656,608)     (2,996,232)
  Net change in unrealized gain
   (loss) on investments..........     (24,388)     (178,444)   (1,664,383)    (10,155)       (402,482)       (870,367)
                                      --------    ----------   -----------    --------     -----------     -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................     (62,045)     (949,644)   (5,488,166)    (66,849)     (3,117,812)     (3,967,690)
                                      --------    ----------   -----------    --------     -----------     -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     227,123     8,122,006    37,532,397     471,641      20,857,810      30,711,567
  Annuity Payments................           0             0             0           0               0               0
  Surrenders, withdrawals and
   death benefits.................          (8)       (2,266)      (41,372)     (3,434)        (18,066)        (48,551)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     375,399      (447,687)   (9,781,950)    143,638      (5,998,888)     (4,106,777)
  Withdrawal and other
   charges........................         (60)       (1,375)      (13,719)        (73)         (5,991)        (10,592)
                                      --------    ----------   -----------    --------     -----------     -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................     602,454     7,670,678    27,695,356     611,772      14,834,865      26,545,647
                                      --------    ----------   -----------    --------     -----------     -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................     540,409     6,721,034    22,207,190     544,923      11,717,053      22,577,957

NET ASSETS
  Beginning of period.............           0             0             0           0               0               0
                                      --------    ----------   -----------    --------     -----------     -----------
  End of period...................    $540,409    $6,721,034   $22,207,190    $544,923     $11,717,053     $22,577,957
                                      ========    ==========   ===========    ========     ===========     ===========

  Beginning units.................           0             0             0           0               0               0
                                      --------    ----------   -----------    --------     -----------     -----------
  Units issued....................     127,851     1,736,369     7,699,095     109,407       4,216,528       6,031,671
  Units redeemed..................     (30,902)     (837,261)   (4,356,612)    (38,092)     (2,466,799)     (2,959,005)
                                      --------    ----------   -----------    --------     -----------     -----------
  Ending units....................      96,949       899,108     3,342,483      71,315       1,749,729       3,072,666
                                      ========    ==========   ===========    ========     ===========     ===========

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A49

                                          SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------


AST Horizon   AST Horizon     AST Niemann
Growth Asset Moderate Asset  Capital Growth  ProFund VP   ProFund VP
 Allocation    Allocation   Asset Allocation  Consumer     Consumer     ProFund VP  ProFund VP  ProFund VP
 Portfolio     Portfolio       Portfolio      Services  Goods Portfolio Financials  Healthcare  Industrials
------------ -------------- ---------------- ---------- --------------- ----------- ----------- -----------
 05/1/2008*    05/1/2008*      05/1/2008*    05/1/2008*   05/1/2008*    05/01/2008* 05/01/2008* 05/01/2008*
     to            to              to            to           to            to          to          to
 12/31/2008    12/31/2008      12/31/2008    12/31/2008   12/31/2008    12/31/2008  12/31/2008  12/31/2008
------------ -------------- ---------------- ---------- --------------- ----------- ----------- -----------

$   (37,355)  $   (66,897)    $   (21,291)    $   (15)     $    729      $    952    $   (280)    $   (77)

        345           144             197           0         3,531             0           0           0

 (1,221,743)   (1,513,826)       (726,060)       (863)      (17,103)      (32,273)    (19,033)     (1,868)

   (150,545)     (375,441)        (22,272)        420         1,663       (14,970)      8,368       1,804
-----------   -----------     -----------     -------      --------      --------    --------     -------

 (1,409,298)   (1,956,020)       (769,426)       (458)      (11,180)      (46,291)    (10,945)       (141)
-----------   -----------     -----------     -------      --------      --------    --------     -------

 11,853,567    20,333,042       8,007,529      10,728        67,870       276,976     178,820      53,377
          0             0               0           0             0             0           0           0

     (1,919)      (36,494)         (7,870)          0             0             0           0           0

 (2,235,932)   (1,874,419)     (1,628,717)       (476)       (1,772)      (38,624)      4,011        (611)

     (3,227)       (6,710)         (2,496)          0             0            (4)         (6)          0
-----------   -----------     -----------     -------      --------      --------    --------     -------

  9,612,489    18,415,419       6,368,446      10,252        66,098       238,348     182,825      52,766
-----------   -----------     -----------     -------      --------      --------    --------     -------

  8,203,191    16,459,399       5,599,020       9,794        54,918       192,057     171,880      52,625

          0             0               0           0             0             0           0           0
-----------   -----------     -----------     -------      --------      --------    --------     -------
$ 8,203,191   $16,459,399     $ 5,599,020     $ 9,794      $ 54,918      $192,057    $171,880     $52,625
===========   ===========     ===========     =======      ========      ========    ========     =======

          0             0               0           0             0             0           0           0
-----------   -----------     -----------     -------      --------      --------    --------     -------
  2,328,033     3,983,651       1,555,248       2,236        23,562        65,008      42,256      11,577
 (1,178,767)   (1,822,238)       (809,208)       (842)      (16,411)      (28,577)    (21,654)     (2,953)
-----------   -----------     -----------     -------      --------      --------    --------     -------
  1,149,266     2,161,413         746,040       1,394         7,151        36,431      20,602       8,624
===========   ===========     ===========     =======      ========      ========    ========     =======

  The accompanying notes are an integral part of these financial statements.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   -----------------------------------------------------------------------------
                                   ProFund VP  ProFund VP              ProFund VP  ProFund VP
                                     Mid-Cap     Mid-Cap   ProFund VP   Small-Cap   Small-Cap      ProFund VP
                                     Growth       Value    Real Estate   Growth       Value    Telecommunications
                                   ----------- ----------- ----------- ----------- ----------- ------------------
                                   05/01/2008* 05/01/2008* 05/01/2008* 05/01/2008* 05/01/2008*    05/01/2008*
                                       to          to          to          to          to              to
                                   12/31/2008  12/31/2008  12/31/2008  12/31/2008  12/31/2008      12/31/2008
                                   ----------- ----------- ----------- ----------- ----------- ------------------
OPERATIONS
  Net investment income
   (loss).........................  $   (484)   $   (270)    $   (94)   $   (310)    $  (121)       $   (99)
  Capital gains distributions
   received.......................    17,254      14,430          41         901       2,524              0
  Realized gain (loss) on shares
   redeemed.......................   (66,419)    (35,089)     (2,938)    (21,424)     (9,302)        (1,050)
  Net change in unrealized gain
   (loss) on investments..........     2,552       1,468       6,978       1,778        (387)         3,709
                                    --------    --------     -------    --------     -------        -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (47,097)    (19,461)      3,987     (19,055)     (7,286)         2,560
                                    --------    --------     -------    --------     -------        -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    74,777      40,505      50,144      52,503      13,700         28,235
  Annuity Payments................         0           0           0           0           0              0
  Surrenders, withdrawals and
   death benefits.................         0           0           0           0           0              0
  Net transfers between other
   subaccounts or fixed rate
   option.........................    20,467      11,347       8,704       8,205       8,575          9,567
  Withdrawal and other
   charges........................         0           0           0           0           0              0
                                    --------    --------     -------    --------     -------        -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    95,244      51,852      58,848      60,708      22,275         37,802
                                    --------    --------     -------    --------     -------        -------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    48,147      32,391      62,835      41,653      14,989         40,362

NET ASSETS
  Beginning of period.............         0           0           0           0           0              0
                                    --------    --------     -------    --------     -------        -------
  End of period...................  $ 48,147    $ 32,391     $62,835    $ 41,653     $14,989        $40,362
                                    ========    ========     =======    ========     =======        =======

  Beginning units.................         0           0           0           0           0              0
                                    --------    --------     -------    --------     -------        -------
  Units issued....................    38,226      20,601      13,882      22,873       8,071          7,867
  Units redeemed..................   (30,472)    (15,595)     (2,507)    (16,759)     (5,987)        (2,314)
                                    --------    --------     -------    --------     -------        -------
  Ending units....................     7,754       5,006      11,375       6,114       2,084          5,553
                                    ========    ========     =======    ========     =======        =======

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A51

                            SUBACCOUNTS (Continued)
                      ----------------------------------
                                  ProFund VP  ProFund VP
                      ProFund VP   Large-Cap   Large-Cap
                       Utilities    Growth       Value
                      ----------- ----------- -----------
                      05/01/2008* 05/01/2008* 05/01/2008*
                          to          to          to
                      12/31/2008  12/31/2008  12/31/2008
                      ----------- ----------- -----------

                        $   (13)    $   (47)    $   129

                             88          93       1,874

                           (632)         (9)        (41)

                          1,450      (1,914)     (6,943)
                        -------     -------     -------

                            893      (1,877)     (4,981)
                        -------     -------     -------

                         31,387       2,799      10,232
                              0           0           0

                              0           0           0

                          6,448       7,001       9,502

                              0           0           0
                        -------     -------     -------

                         37,835       9,800      19,734
                        -------     -------     -------

                         38,728       7,923      14,753

                              0           0           0
                        -------     -------     -------
                        $38,728     $ 7,923     $14,753
                        =======     =======     =======

                              0           0           0
                        -------     -------     -------
                          6,789       1,179       2,353
                         (1,424)          0           0
                        -------     -------     -------
                          5,365       1,179       2,353
                        =======     =======     =======

  The accompanying notes are an integral part of these financial statements.

                                      A52

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               December 31, 2008

Note 1: General

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 15, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

        Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. was renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred twenty-three subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

 Prudential Series Fund    SP AIM Core Equity        AST Cohen & Steers
 Money Market Portfolio     Portfolio                 Realty Portfolio
 Diversified Bond          SP Strategic Partners     AST UBS Dynamic Alpha
  Portfolio                 Focused Growth Portfolio  Portfolio
 Equity Portfolio          SP Mid Cap Growth         AST DeAm Large-Cap Value
 Flexible Managed           Portfolio                 Portfolio
  Portfolio                SP Prudential U.S.        AST Neuberger Berman
 Conservative Balanced      Emerging Growth           Small-Cap Growth
  Portfolio                 Portfolio                 Portfolio
 Value Portfolio           SP Conservative Asset     AST DeAm Small-Cap Value
 High Yield Bond Portfolio  Allocation Portfolio      Portfolio
 Natural Resources         SP Balanced Asset         AST High Yield Portfolio
  Portfolio                 Allocation Portfolio     AST Federated Aggressive
 Stock Index Portfolio     SP Growth Asset            Growth Portfolio
 Global Portfolio           Allocation Portfolio     AST Mid-Cap Value
 Jennison Portfolio        SP Aggressive Growth       Portfolio
 Small Capitalization       Asset Allocation         AST Small-Cap Value
  Stock Portfolio           Portfolio                 Portfolio
 Jennison 20/20 Focus      SP International Growth   AST Goldman Sachs
  Portfolio                 Portfolio                 Concentrated Growth
 Diversified Conservative  SP International Value     Portfolio
  Growth Portfolio          Portfolio                AST Goldman Sachs
 SP T.Rowe Price                                      Mid-Cap Growth Portfolio
  Large-Cap Growth         Advanced Series Trust     AST Large-Cap Value
  Portfolio                AST AllianceBernstein      Portfolio
 SP Davis Value Portfolio   Growth & Income          AST Lord Abbett
 SP Small Cap Value         Portfolio                 Bond-Debenture Portfolio
  Portfolio                AST American Century      AST Marsico Capital
 SP Small Cap Growth        Income & Growth           Growth Portfolio
  Portfolio                 Portfolio                AST MFS Growth Portfolio
 SP PIMCO Total Return     AST Schroders             AST Neuberger Berman
  Portfolio                 Multi-Asset World         Mid-Cap Growth Portfolio
 SP PIMCO High Yield        Strategies Portfolio
  Portfolio
 SP Large Cap Value
  Portfolio

                                      A53

 AST Neuberger Berman/LSV  AST Bond Portfolio 2019   Gartmore NVIT
  Mid-Cap Value Portfolio  AST Global Real Estate    Developing Markets
 AST PIMCO Limited          Portfolio
  Maturity Bond Portfolio  AST Parametric Emerging   Janus Aspen Series
 AST AllianceBernstein      Markets Equity Portfolio Large Cap Growth
  Core Value Portfolio     AST Focus Four Plus        Portfolio -
 AST QMA US Equity Alpha    Portfolio                 Institutional Shares
 AST T.Rowe Price Natural  AST Goldman Sachs         Large Cap Growth
  Resources Portfolio       Small-Cap Value           Portfolio - Service
 AST T.Rowe Price Asset     Portfolio                 Shares
  Allocation Portfolio     AST CLS Growth Asset      International Growth
 AST MFS Global Equity      Allocation Portfolio      Portfolio -
  Portfolio                AST CLS Moderate Asset     Institutional Shares
 AST JPMorgan               Allocation Portfolio
  International Equity     AST Horizon Growth Asset  MFS Variable Insurance
  Portfolio                 Allocation Portfolio     Trust
 AST T.Rowe Price Global   AST Horizon Moderate      Research Bond Series -
  Bond Portfolio            Asset Allocation          Initial Class
 AST Aggressive Asset       Portfolio                Growth Series - Initial
  Allocation Portfolio     AST Niemann Capital        Class
 AST Capital Growth Asset   Growth Asset Allocation
  Allocation Portfolio      Portfolio                Premier VIT
 AST Academic Strategies                             Opcap Managed Portfolio
  Asset Allocation         Alliance Bernstein        NACM Small Cap Portfolio
  Portfolio                Large Cap Growth
 AST Balanced Asset         Portfolio                Profund
  Allocation Portfolio                               VP Consumer Services
 AST Preservation Asset    American Century          VP Consumer Goods
  Allocation Portfolio     Variable Portfolios        Portfolio
 AST First Trust Balanced  Value Fund                VP Financials
  Target Portfolio                                   VP Healthcare
 AST First Trust Capital   Credit Suisse             VP Industrials
  Appreciation Target      Trust Global Small Cap    VP Mid-Cap Growth
  Portfolio                 Portfolio                VP Mid-Cap Value
 AST Advanced Strategies                             VP Real Estate
  Portfolio                Davis                     VP Small-Cap Growth
 AST T.Rowe Price          Value Portfolio           VP Small-Cap Value
  Large-Cap Growth                                   VP Telecommunications
  Portfolio                Evergreen VA              VP Utilities
 AST Money Market          Diversified Capital       VP Large-Cap Growth
  Portfolio                 Builder Fund             VP Large-Cap Value
 AST Small-Cap Growth      Growth Fund
  Portfolio                Omega Fund                AIM Variable Insurance
 AST PIMCO Total Return    Special Values Fund       Core Equity Fund
  Bond Portfolio           International Equity Fund
 AST International Value   Fundamental Large Cap     T. Rowe Price
  Portfolio                 Fund                     International Stock
 AST International Growth                             Portfolio
  Portfolio                Franklin Templeton Funds  Equity Income Portfolio
 AST Western Asset Core    Small-Mid-Cap Growth
  Plus Bond Portfolio       Securities Fund
 AST Investment Grade      VIP Founding Funds
  Bond Portfolio            Allocation Fund
 AST Bond Portfolio 2018

        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

        On May 1, 2008 four Prudential Series funds were merged into four existing AST funds. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2008 as net transfers between subaccounts. The transfers occurred as follows:

Transferred From:              NAV  Transferred To:                        NAV  Balance Transferred:
-----------------              ---  ---------------                       ----- --------------------
Prudential SP AIM Core Equity
 Portfolio.................... 8.65 AST Marsico Capital Growth Portfolio  21.81          $25,517,323

                                      A54

Transferred From:                   NAV    Transferred To:                  NAV  Balance Transferred:
-----------------                   ---    ---------------                 ----- --------------------
Prudential SP T.Rowe Price Large -         AST T. Rowe Price Large-Cap
 Cap Growth Portfolio                7.44  Growth Portfolio                11.29         $52,265,952
Prudential SP Large Cap Value
 Portfolio                          11.36  AST Large-Cap Value Portfolio   18.11         $ 72,257,876
Prudential SP Small Cap Growth
 Portfolio                           7.35  AST Small-Cap Growth Portfolio  16.65         $ 34,741,067

        On July 18, 2008 AST Deam Small-Cap Value Portfolio merged into AST Small-Cap Value Portfolio. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in Net Assets for the year ended December 31, 2008 as net transfers between subaccounts. The transfer occurred as follows:

Transferred From:                   NAV   Transferred To:                NAV    Balance Transferred:
-----------------                   ---   ---------------                ---    --------------------
AST DeAm Small-Cap Value Portfolio  8.23  AST Small-Cap Value Portfolio  11.38         $4,579,091.28

Note 2: Significant Accounting Policies

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account adopted this guidance effective January 1, 2008. For further discussion please refer to Note 3: Fair Value.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3: Fair Value

        SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. SFAS No. 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

        Level 1--Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

        Level 2--Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived

                                      A55
        valuations that are not directly observable or can be corroborated by observable market data.

        Level 3--Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable annuity insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

        As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008 are presented.

Note 4: Taxes

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5: Purchases and Sales of Investments

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2008 were as follows:

                                                                    Purchases       Sales
                                                                   ------------ -------------
Prudential Money Market Portfolio................................. $237,800,865 $(155,343,207)
Prudential Diversified Bond Portfolio............................. $  2,224,459 $ (61,558,657)
Prudential Equity Portfolio....................................... $  3,673,118 $ (57,458,174)
Prudential Flexible Managed Portfolio............................. $     69,614 $  (4,352,441)
Prudential Conservative Balanced Portfolio........................ $    170,390 $  (6,529,510)
Prudential Value Portfolio........................................ $  6,547,124 $ (70,059,817)
Prudential High Yield Bond Portfolio.............................. $    220,028 $ (34,339,204)
Prudential Natural Resources Portfolio............................ $    876,977 $  (4,787,968)
Prudential Stock Index Portfolio.................................. $  6,643,573 $ (85,058,228)
Prudential Global Portfolio....................................... $  3,549,379 $ (21,453,929)
Prudential Jennison Portfolio..................................... $  3,885,614 $ (76,189,412)
Prudential Small Capitalization Stock Portfolio................... $    895,031 $ (17,914,874)
T. Rowe Price International Stock Portfolio....................... $  1,169,766 $  (6,449,420)
T. Rowe Price Equity Income Portfolio............................. $    305,304 $ (19,908,985)
Premier VIT OpCap Managed Portfolio............................... $     35,584 $ (21,708,958)
Premier VIT NACM Small Cap Portfolio.............................. $    124,768 $ (10,358,426)
AIM V.I. Core Equity Fund......................................... $      8,404 $ (27,144,434)
Janus Aspen Large Cap Growth Portfolio - Institutional Shares..... $    215,985 $ (15,699,513)
Janus Aspen International Growth Portfolio - Institutional Shares. $    589,005 $ (38,892,855)
MFS VIT Research Bond Series - Initial Class...................... $    100,315 $  (5,105,101)
MFS VIT Growth Series - Initial Class............................. $    316,902 $ (14,631,957)
Credit Suisse Trust Global Small Cap Portfolio.................... $    234,986 $  (2,518,022)
American Century VP Value Fund.................................... $     96,786 $  (8,734,566)
Franklin Templeton Small-Mid Cap Growth Securities Fund........... $    436,441 $  (6,230,335)

                                      A56

                                                             Purchases       Sales
                                                            ------------ -------------
Prudential Jennison 20/20 Focus Portfolio.................. $  2,189,428 $ (12,440,322)
Prudential Diversified Conservative Growth Portfolio....... $  2,175,432 $ (20,234,920)
Davis Value Portfolio...................................... $  1,145,243 $ (12,410,686)
AllianceBernstein Large Cap Growth Portfolio............... $    444,957 $  (1,629,242)
Prudential SP T.Rowe Price Large - Cap Growth Portfolio.... $    891,001 $ (56,390,883)
Prudential SP Davis Value Portfolio........................ $  5,885,845 $ (35,680,599)
Prudential SP Small Cap Value Portfolio.................... $  5,194,537 $ (34,063,685)
Prudential SP Small Cap Growth Portfolio................... $    759,622 $ (37,512,233)
Prudential SP PIMCO Total Return Portfolio................. $ 58,517,172 $(114,857,253)
Prudential SP PIMCO High Yield Portfolio................... $  3,550,275 $ (34,649,772)
Janus Aspen Large Cap Growth Portfolio - Service Shares.... $  1,182,291 $  (3,805,846)
Prudential SP Large Cap Value Portfolio.................... $    939,639 $ (79,708,941)
Prudential SP AIM Core Equity Portfolio.................... $    350,302 $ (27,733,510)
Prudential SP Strategic Partners Focused Growth Portfolio.. $  2,077,800 $ (5,844,433)
Prudential SP Mid Cap Growth Portfolio..................... $  2,153,062 $ (17,373,030)
SP Prudential U.S. Emerging Growth Portfolio............... $  4,494,012 $ (29,509,441)
Prudential SP Conservative Asset Allocation Portfolio...... $ 36,729,860 $(116,749,673)
Prudential SP Balanced Asset Allocation Portfolio.......... $ 22,272,729 $(198,227,541)
Prudential SP Growth Asset Allocation Portfolio............ $ 13,560,723 $(155,952,391)
Prudential SP Aggressive Growth Asset Allocation Portfolio. $  1,339,901 $ (22,717,697)
Prudential SP International Growth Portfolio............... $  7,388,459 $ (20,282,560)
Prudential SP International Value Portfolio................ $  3,539,307 $ (25,319,066)
Evergreen VA Diversified Capital Builder Fund.............. $     76,189 $    (169,195)
Evergreen VA Growth Fund................................... $     92,906 $    (243,711)
Evergreen VA Omega Fund.................................... $     26,178 $    (453,675)
Evergreen VA Special Values Fund........................... $    251,696 $  (1,415,599)
Evergreen VA International Equity Fund..................... $     96,714 $    (323,493)
Evergreen VA Fundamental Large Cap Fund.................... $    259,033 $    (764,835)
AST AllianceBernstein Growth & Income Portfolio............ $  4,073,698 $  (3,628,309)
AST American Century Income & Growth Portfolio............. $  3,439,937 $  (2,176,707)
AST Schroders Multi Asset World Strategies Portfolio....... $ 45,597,155 $ (29,725,660)
AST Cohen & Steers Realty Portfolio........................ $  6,028,063 $  (6,179,044)
AST UBS Dynamic Alpha Portfolio............................ $209,951,642 $(110,126,683)
AST DeAM Large-Cap Value Portfolio......................... $  2,295,889 $  (8,412,730)
AST Neuberger Berman Small-Cap Growth Portfolio............ $  2,346,015 $  (2,313,287)
AST DeAM Small-Cap Value Portfolio......................... $    564,286 $  (5,076,523)
AST High Yield Portfolio................................... $  2,536,438 $  (2,979,581)
AST Federated Aggressive Growth Portfolio.................. $  2,259,173 $  (4,160,927)
AST Mid-Cap Value Portfolio................................ $  1,728,414 $  (2,025,953)
AST Small-Cap Value Portfolio.............................. $  8,692,425 $  (4,035,732)
AST Goldman Sachs Concentrated Growth Portfolio............ $  6,737,674 $  (6,347,978)
AST Goldman Sachs Mid-Cap Growth Portfolio................. $  4,594,995 $  (4,410,735)
AST Large-Cap Value Portfolio.............................. $ 78,812,676 $ (12,098,522)
AST Lord Abbett Bond-Debenture Portfolio................... $  3,725,721 $  (4,917,321)
AST Marsico Capital Growth Portfolio....................... $ 34,152,660 $ (10,545,796)
AST MFS Growth Portfolio................................... $  4,870,388 $  (3,216,711)
AST Neuberger Berman Mid-Cap Growth Portfolio.............. $  4,686,768 $  (8,203,582)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio........... $  3,332,171 $  (5,326,537)
AST PIMCO Limited Maturity Bond Portfolio.................. $ 34,323,679 $ (15,878,366)
AST AllianceBernstein Core Value Portfolio................. $  1,702,102 $  (2,637,394)
AST QMA US Equity Alpha.................................... $  1,634,038 $  (1,712,507)
AST T. Rowe Price Natural Resources Portfolio.............. $ 43,312,513 $ (39,494,759)
AST T. Rowe Price Asset Allocation Portfolio............... $173,571,351 $(139,311,707)
AST MFS Global Equity Portfolio............................ $  3,624,040 $  (2,790,712)
AST JPMorgan International Equity Portfolio................ $  6,877,335 $  (6,046,000)
AST T. Rowe Price Global Bond Portfolio.................... $ 27,615,423 $ (19,123,679)
AST Aggressive Asset Allocation Portfolio.................. $ 16,070,357 $ (11,936,291)
AST Capital Growth Asset Allocation Portfolio.............. $587,941,879 $(710,015,499)
AST Academic Strategies Asset Allocation Portfolio......... $457,941,312 $(498,711,287)
AST Balanced Asset Allocation Portfolio.................... $445,154,161 $(284,827,733)
AST Preservation Asset Allocation Portfolio................ $285,178,596 $(111,690,110)

                                      A57

                                                         Purchases        Sales
                                                       -------------- -------------
AST First Trust Balanced Target Portfolio............. $  155,257,064 $(133,671,424)
AST First Trust Capital Appreciation Target Portfolio. $  231,824,046 $(222,109,344)
AST Advanced Strategies Portfolio..................... $  263,335,644 $(249,653,676)
AST T. Rowe Price Large-Cap Growth Portfolio.......... $   56,284,559 $  (7,309,811)
AST Money Market Portfolio............................ $   96,857,635 $ (45,246,444)
AST Small-Cap Growth Portfolio........................ $   37,457,551 $  (5,255,409)
AST PIMCO Total Return Bond Portfolio................. $   25,654,058 $  (8,107,192)
AST International Value Portfolio..................... $    3,383,504 $  (2,702,421)
AST International Growth Portfolio.................... $    4,270,187 $  (2,093,944)
Gartmore NVIT Developing Markets Fund................. $    6,095,933 $ (12,699,898)
AST Western Asset Core Plus Bond Portfolio............ $    7,351,395 $  (2,209,181)
AST Investment Grade Bond Portfolio................... $1,203,108,624 $(566,451,063)
AST Bond Portfolio 2018............................... $   41,909,575 $ (22,496,867)
AST Bond Portfolio 2019............................... $   21,803,197 $  (5,779,377)
AST Global Real Estate Portfolio...................... $      243,794 $     (55,065)
AST Parametric Emerging Markets Equity Portfolio...... $      742,172 $    (141,107)
AST Focus Four Plus Portfolio......................... $   12,855,629 $  (5,205,243)
Franklin Templeton VIP Founding Funds Allocation Fund. $   52,572,747 $ (25,000,947)
AST Goldman Sachs Small-Cap Value Portfolio........... $      863,745 $    (253,551)
AST CLS Growth Asset Allocation Portfolio............. $   28,523,405 $ (13,753,958)
AST CLS Moderate Asset Allocation Portfolio........... $   44,234,453 $ (17,792,943)
AST Horizon Growth Asset Allocation Portfolio......... $   17,140,964 $  (7,566,313)
AST Horizon Moderate Asset Allocation Portfolio....... $   28,970,479 $ (10,622,278)
AST Niemann Capital Growth Asset Allocation Portfolio. $   11,516,363 $  (5,169,392)
ProFund VP Consumer Services.......................... $       14,022 $      (3,784)
ProFund VP Consumer Goods Portfolio................... $      172,582 $    (106,801)
ProFund VP Financials................................. $      401,678 $    (164,115)
ProFund VP Healthcare................................. $      327,152 $    (144,845)
ProFund VP Industrials................................ $       67,601 $     (14,911)
ProFund VP Mid-Cap Growth............................. $      256,905 $    (162,145)
ProFund VP Mid-Cap Value.............................. $      137,472 $     (85,890)
ProFund VP Real Estate................................ $       68,506 $      (9,751)
ProFund VP Small-Cap Growth........................... $      159,094 $     (98,696)
ProFund VP Small-Cap Value............................ $       58,700 $     (36,546)
ProFund VP Telecommunications......................... $       49,738 $     (12,036)
ProFund VP Utilities.................................. $       46,387 $      (8,655)
ProFund VP Large-Cap Growth........................... $        9,799 $         (46)
ProFund VP Large-Cap Value............................ $       19,732 $        (120)

Note 6: Related Party Transactions

        PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

                                      A58

        The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Note 7: Financial Highlights

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                               At year ended                              For year ended
                   --------------------------------------  -----------------------------------------------
                                                    Net    Investment
                   Units        Unit Value         Assets    Income   Expense Ratio**     Total Return***
                   (000s)    Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                            Prudential Money Market Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  322,560 $1.05484 to  $10.69759 $382,009   2.58%    1.00%  to   2.45%    0.19% to    1.63%
December 31, 2007  244,095 $1.04749 to  $10.66982 $291,003   4.93%    1.00%  to   2.20%    2.79% to    3.63%
December 31, 2006  223,442 $1.01572 to  $10.36025 $258,478   4.67%    1.35%  to   2.00%    2.67% to    3.35%
December 31, 2005  183,246 $0.98795 to  $ 1.26691 $209,879   2.84%    1.35%  to   2.00%    0.88% to    1.54%
December 31, 2004  213,892 $0.97813 to  $ 1.24840 $243,516   1.00%    1.35%  to   2.00%   -0.93% to   -0.33%

                                          Prudential Diversified Bond Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  144,786 $1.36361 to  $ 1.63556 $236,342   5.11%    1.35%  to   1.65%   -5.02% to   -4.74%
December 31, 2007  177,980 $1.43562 to  $ 1.71791 $305,167   5.00%    1.35%  to   1.65%    4.00% to    4.31%
December 31, 2006  203,399 $1.38043 to  $ 1.64793 $334,597   4.86%    1.35%  to   1.65%    3.28% to    3.59%
December 31, 2005  241,749 $1.33655 to  $ 1.59160 $384,058   5.25%    1.35%  to   1.65%    1.61% to    1.91%
December 31, 2004  283,870 $1.31540 to  $ 1.56260 $442,817   4.38%    1.35%  to   1.65%    3.87% to    4.18%

                                               Prudential Equity Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  155,514 $0.80955 to  $ 1.37073 $197,063   1.44%    1.35%  to   2.00%  -39.37% to  -38.98%
December 31, 2007  183,783 $1.33060 to  $ 2.24766 $382,486   1.01%    1.35%  to   2.00%    7.17% to    7.86%
December 31, 2006  215,288 $1.23731 to  $ 2.08496 $417,027   1.04%    1.35%  to   2.00%   10.37% to   11.08%
December 31, 2005  249,850 $1.11720 to  $ 1.87806 $438,393   0.96%    1.35%  to   2.00%    9.29% to    9.98%
December 31, 2004  266,362 $1.01871 to  $ 1.70828 $435,764   1.24%    1.35%  to   2.00%    7.77% to    8.46%

                                          Prudential Flexible Managed Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   10,713 $1.42078 to  $ 1.42078 $ 15,220   2.99%    1.40%  to   1.40%  -25.86% to  -25.86%
December 31, 2007   13,097 $1.91640 to  $ 1.91640 $ 25,100   2.25%    1.40%  to   1.40%    4.89% to    4.89%
December 31, 2006   15,163 $1.82712 to  $ 1.82712 $ 27,704   2.03%    1.40%  to   1.40%   10.62% to   10.62%
December 31, 2005   17,773 $1.65164 to  $ 1.65164 $ 29,354   2.01%    1.40%  to   1.40%    2.73% to    2.73%
December 31, 2004   21,202 $1.60781 to  $ 1.60781 $ 34,089   1.48%    1.40%  to   1.40%    9.21% to    9.21%

                                       Prudential Conservative Balanced Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   16,534 $1.42042 to  $ 1.42042 $ 23,485   3.49%    1.40%  to   1.40%  -22.49% to  -22.49%
December 31, 2007   20,216 $1.83259 to  $ 1.83259 $ 37,048   2.81%    1.40%  to   1.40%    4.65% to    4.65%
December 31, 2006   23,410 $1.75118 to  $ 1.75118 $ 40,995   2.65%    1.40%  to   1.40%    8.91% to    8.91%
December 31, 2005   28,153 $1.60793 to  $ 1.60793 $ 45,268   2.44%    1.40%  to   1.40%    2.01% to    2.01%
December 31, 2004   34,197 $1.57630 to  $ 1.57630 $ 53,905   2.04%    1.40%  to   1.40%    6.54% to    6.54%

                                               Prudential Value Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  129,517 $0.88118 to  $ 1.71665 $188,188   1.86%    1.35%  to   2.00%  -43.43% to  -43.07%
December 31, 2007  158,069 $1.55562 to  $ 3.01663 $400,689   1.31%    1.35%  to   2.00%    1.15% to    1.81%
December 31, 2006  186,033 $1.53477 to  $ 2.96458 $465,824   1.44%    1.35%  to   2.00%   17.60% to   18.35%
December 31, 2005  196,035 $1.30259 to  $ 2.50630 $426,327   1.37%    1.35%  to   2.00%   14.39% to   15.11%
December 31, 2004  202,438 $1.13655 to  $ 2.17838 $396,997   1.36%    1.35%  to   2.00%   14.03% to   14.76%

                                      A59

                               At year ended                             For year ended
                   -------------------------------------  -----------------------------------------------
                                                   Net    Investment
                   Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- --------------------  -------- ---------- -----------------  ------------------
                                          Prudential High Yield Bond Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   74,439 $1.03639 to  $1.28867 $ 95,747   8.53%    1.35%  to   1.65%  -23.54% to  -23.32%
December 31, 2007   95,300 $1.35549 to  $1.68122 $159,924   7.01%    1.35%  to   1.65%    0.96% to    1.26%
December 31, 2006  111,866 $1.34263 to  $1.66129 $185,506   7.73%    1.35%  to   1.65%    8.44% to    8.77%
December 31, 2005  133,431 $1.23810 to  $1.52788 $203,527   6.74%    1.35%  to   1.65%    1.74% to    2.01%
December 31, 2004  160,681 $1.21693 to  $1.49829 $240,357   7.23%    1.35%  to   1.65%    8.52% to    8.84%

                                         Prudential Natural Resources Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008    2,069 $4.22664 to  $4.22664 $  8,745   0.79%    1.40%  to   1.40%  -53.65% to  -53.65%
December 31, 2007    2,521 $9.11983 to  $9.11983 $ 22,994   0.60%    1.40%  to   1.40%   46.23% to   46.23%
December 31, 2006    2,954 $6.23651 to  $6.23651 $ 18,425   1.93%    1.40%  to   1.40%   20.51% to   20.51%
December 31, 2005    3,343 $5.17504 to  $5.17504 $ 17,303   0.00%    1.40%  to   1.40%   53.76% to   53.76%
December 31, 2004    3,501 $3.36558 to  $3.36558 $ 11,783   3.40%    1.40%  to   1.40%   23.45% to   23.45%

                                            Prudential Stock Index Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008  252,566 $0.61713 to  $1.39552 $288,792   2.26%    1.35%  to   2.00%  -38.18% to  -37.77%
December 31, 2007  299,309 $0.99525 to  $2.24407 $551,545   1.51%    1.35%  to   2.00%    3.03% to    3.69%
December 31, 2006  353,178 $0.96309 to  $2.16530 $631,250   1.56%    1.35%  to   2.00%   13.28% to   14.02%
December 31, 2005  407,098 $0.84766 to  $1.90012 $645,583   1.47%    1.35%  to   2.00%    2.50% to    3.14%
December 31, 2004  443,160 $0.82464 to  $1.84300 $693,094   1.64%    1.35%  to   2.00%    8.29% to    8.98%

                                              Prudential Global Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   57,722 $0.60723 to  $1.31055 $ 65,031   1.82%    1.35%  to   2.00%  -44.04% to  -43.68%
December 31, 2007   67,856 $1.08191 to  $2.32839 $135,883   1.05%    1.35%  to   2.00%    8.30% to    9.00%
December 31, 2006   76,284 $0.99602 to  $2.13726 $140,710   0.65%    1.35%  to   2.00%   17.31% to   18.05%
December 31, 2005   83,554 $0.84666 to  $1.81132 $131,804   0.61%    1.35%  to   2.00%   13.80% to   14.53%
December 31, 2004   92,115 $0.74184 to  $1.58248 $128,221   0.99%    1.35%  to   2.00%    7.44% to    8.13%

                                             Prudential Jennison Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008  223,476 $0.47008 to  $1.35460 $246,262   0.52%    1.35%  to   2.00%  -38.51% to  -38.11%
December 31, 2007  269,108 $0.76233 to  $2.19002 $479,398   0.28%    1.35%  to   2.00%    9.79% to   10.50%
December 31, 2006  323,560 $0.69237 to  $1.98290 $525,273   0.28%    1.35%  to   2.00%   -0.20% to    0.44%
December 31, 2005  372,673 $0.69178 to  $1.97537 $609,136   0.10%    1.35%  to   2.00%   12.31% to   13.05%
December 31, 2004  421,800 $0.61411 to  $1.74849 $620,026   0.45%    1.35%  to   2.00%    7.49% to    8.18%

                                    Prudential Small Capitalization Stock Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   28,369 $1.39606 to  $2.09568 $ 51,677   1.16%    1.35%  to   1.65%  -32.16% to  -31.96%
December 31, 2007   35,286 $2.05789 to  $3.08163 $ 94,435   0.55%    1.35%  to   1.65%   -2.16% to   -1.86%
December 31, 2006   43,383 $2.10323 to  $3.14174 $118,332   0.56%    1.35%  to   1.65%   12.81% to   13.15%
December 31, 2005   50,766 $1.86435 to  $2.77814 $122,366   0.59%    1.35%  to   1.65%    5.52% to    5.83%
December 31, 2004   56,066 $1.76674 to  $2.62630 $127,911   0.59%    1.35%  to   1.65%   20.06% to   20.42%

                                      T. Rowe Price International Stock Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   21,047 $0.64232 to  $0.87049 $ 18,227   1.89%    1.35%  to   1.65%  -49.54% to  -49.39%
December 31, 2007   24,452 $1.27297 to  $1.72087 $ 41,885   1.33%    1.35%  to   1.65%   11.19% to   11.52%
December 31, 2006   29,145 $1.14486 to  $1.54392 $ 44,784   1.16%    1.35%  to   1.65%   17.17% to   17.51%
December 31, 2005   31,879 $0.97711 to  $1.31451 $ 41,741   1.57%    1.35%  to   1.65%   14.16% to   14.49%
December 31, 2004   35,382 $0.85590 to  $1.14869 $ 40,479   1.09%    1.35%  to   1.65%   11.92% to   12.27%

                                         T. Rowe Price Equity Income Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   43,431 $0.98503 to  $1.51606 $ 65,377   2.30%    1.35%  to   1.65%  -37.15% to  -36.96%
December 31, 2007   52,567 $1.56731 to  $2.40627 $125,668   1.67%    1.35%  to   1.65%    1.58% to    1.88%
December 31, 2006   63,395 $1.54295 to  $2.36313 $148,936   1.55%    1.35%  to   1.65%   17.03% to   17.39%
December 31, 2005   75,165 $1.31837 to  $2.01408 $150,483   1.54%    1.35%  to   1.65%    2.23% to    2.54%
December 31, 2004   84,329 $1.28960 to  $1.96512 $164,796   1.56%    1.35%  to   1.65%   13.05% to   13.39%

                                          Premier VIT OpCap Managed Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   62,795 $.083791 to  $1.21179 $ 76,068   3.15%    1.35%  to   1.65%  -29.98% to  -29.77%
December 31, 2007   76,643 $1.19659 to  $1.72622 $132,249   2.18%    1.35%  to   1.65%    1.26% to    1.56%
December 31, 2006   91,386 $1.18165 to  $1.70043 $155,331   1.81%    1.35%  to   1.65%    7.87% to    8.20%
December 31, 2005  110,586 $1.09540 to  $1.57237 $173,819   1.23%    1.35%  to   1.65%    3.58% to    3.89%
December 31, 2004  132,223 $1.05759 to  $1.51433 $200,148   1.54%    1.35%  to   1.65%    8.97% to    9.29%

                                      A60

                               At year ended                             For year ended
                   -------------------------------------  -----------------------------------------------
                                                   Net    Investment
                   Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- --------------------  -------- ---------- -----------------  ------------------
                                          Premier VIT NACM Small Cap Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   20,849 $1.35126 to  $1.45680 $ 30,355   0.00%    1.35%  to   1.65%  -42.58% to  -42.41%
December 31, 2007   25,325 $2.35334 to  $2.53111 $ 64,058   0.00%    1.35%  to   1.65%   -1.06% to   -0.77%
December 31, 2006   31,549 $2.37865 to  $2.55214 $ 80,472   0.00%    1.35%  to   1.65%   22.07% to   22.43%
December 31, 2005   37,521 $1.94860 to  $2.08553 $ 78,204   0.00%    1.35%  to   1.65%   -1.56% to   -1.27%
December 31, 2004   46,585 $1.97949 to  $2.11349 $ 98,398   0.05%    1.35%  to   1.65%   15.97% to   16.31%

                                               AIM V.I. Core Equity Fund
                   -------------------------------------------------------------------------------------
December 31, 2008   72,675 $0.70126 to  $1.32547 $ 95,030   2.04%    1.35%  to   1.65%  -31.28% to  -31.08%
December 31, 2007   87,692 $1.02044 to  $1.92405 $166,656   1.04%    1.35%  to   1.65%    6.35% to    6.66%
December 31, 2006  105,519 $0.95952 to  $1.80467 $188,149   0.67%    1.35%  to   1.65%   14.81% to   15.16%
December 31, 2005   48,775 $0.83573 to  $1.56803 $ 75,486   1.43%    1.35%  to   1.65%    3.61% to    3.91%
December 31, 2004   58,701 $0.80658 to  $1.50970 $ 87,533   0.93%    1.35%  to   1.65%    7.19% to    7.52%

                             Janus Aspen Large Cap Growth Portfolio - Institutional Shares
                   -------------------------------------------------------------------------------------
December 31, 2008   51,812 $0.51888 to  $1.07198 $ 54,523   0.73%    1.35%  to   1.65%  -40.70% to  -40.53%
December 31, 2007   61,484 $0.87503 to  $1.80324 $109,043   0.70%    1.35%  to   1.65%   13.21% to   13.55%
December 31, 2006   73,096 $0.77290 to  $1.58878 $114,155   0.47%    1.35%  to   1.65%    9.57% to    9.91%
December 31, 2005   88,674 $0.70539 to  $1.44650 $126,204   0.33%    1.35%  to   1.65%    2.60% to    2.90%
December 31, 2004  108,636 $0.68751 to  $1.40646 $150,008   0.14%    1.35%  to   1.65%    2.81% to    3.13%

                           Janus Aspen International Growth Portfolio - Institutional Shares
                   -------------------------------------------------------------------------------------
December 31, 2008   48,523 $1.16037 to  $2.07911 $ 99,657   1.20%    1.35%  to   1.65%  -52.89% to  -52.75%
December 31, 2007   58,643 $2.46327 to  $4.40276 $254,812   0.61%    1.35%  to   1.65%   26.22% to   26.60%
December 31, 2006   70,571 $1.95154 to  $3.47954 $242,355   1.95%    1.35%  to   1.65%   44.65% to   45.08%
December 31, 2005   81,367 $1.34919 to  $2.39973 $192,824   1.20%    1.35%  to   1.65%   30.16% to   30.54%
December 31, 2004   94,695 $1.03659 to  $1.83930 $172,017   0.90%    1.35%  to   1.65%   17.02% to   17.35%

                                      MFS VIT Research Bond Series - Initial Class
                   -------------------------------------------------------------------------------------
December 31, 2008   15,464 $0.69863 to  $1.12501 $ 17,310   0.54%    1.35%  to   1.65%  -37.13% to  -36.94%
December 31, 2007   18,594 $1.11117 to  $1.78496 $ 33,009   0.72%    1.35%  to   1.65%   11.36% to   11.69%
December 31, 2006   22,867 $0.99783 to  $1.59906 $ 36,354   0.52%    1.35%  to   1.65%    8.69% to    8.99%
December 31, 2005   27,680 $0.91808 to  $1.46772 $ 40,404   0.49%    1.35%  to   1.65%    6.06% to    6.37%
December 31, 2004   33,162 $0.86562 to  $1.38048 $ 45,567   1.08%    1.35%  to   1.65%   13.97% to   14.31%

                                         MFS VIT Growth Series - Initial Class
                   -------------------------------------------------------------------------------------
December 31, 2008   45,316 $0.58889 to  $1.09086 $ 49,106   0.23%    1.35%  to   1.65%  -38.43% to  -38.25%
December 31, 2007   54,292 $0.95653 to  $1.76744 $ 95,336   0.00%    1.35%  to   1.65%   19.20% to   19.55%
December 31, 2006   66,215 $0.80244 to  $1.47914 $ 97,350   0.00%    1.35%  to   1.65%    6.16% to    6.45%
December 31, 2005   80,363 $0.75590 to  $1.39011 $111,071   0.00%    1.35%  to   1.65%    7.43% to    7.75%
December 31, 2004   98,291 $0.70362 to  $1.29091 $126,133   0.00%    1.35%  to   1.65%   11.13% to   11.46%

                                     Credit Suisse Trust Global Small Cap Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   11,498 $0.53763 to  $0.71365 $  8,187   1.76%    1.35%  to   1.65%  -47.62% to  -47.46%
December 31, 2007   13,308 $1.02639 to  $1.35908 $ 18,050   0.00%    1.35%  to   1.65%   -5.52% to   -5.24%
December 31, 2006   15,776 $1.08635 to  $1.43500 $ 22,593   0.00%    1.35%  to   1.65%   11.39% to   11.70%
December 31, 2005   19,130 $0.97531 to  $1.28530 $ 24,548   0.00%    1.35%  to   1.65%   14.26% to   14.59%
December 31, 2004   22,247 $0.85361 to  $1.12210 $ 24,922   0.00%    1.35%  to   1.65%   16.07% to   16.42%

                                             American Century VP Value Fund
                   -------------------------------------------------------------------------------------
December 31, 2008   17,240 $1.25041 to  $1.50461 $ 25,826   2.56%    1.35%  to   1.65%  -27.97% to  -27.75%
December 31, 2007   21,699 $1.73593 to  $2.08379 $ 44,987   1.66%    1.35%  to   1.65%   -6.68% to   -6.41%
December 31, 2006   26,126 $1.86028 to  $2.22761 $ 57,938   1.42%    1.35%  to   1.65%   16.73% to   17.08%
December 31, 2005   30,623 $1.59361 to  $1.90364 $ 58,037   0.90%    1.35%  to   1.65%    3.33% to    3.63%
December 31, 2004   34,892 $1.54228 to  $1.83772 $ 63,894   1.01%    1.35%  to   1.65%   12.49% to   12.81%

                                Franklin Templeton Small-Mid Cap Growth Securities Fund
                   -------------------------------------------------------------------------------------
December 31, 2008   19,232 $0.61753 to  $1.06167 $ 19,939   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%
December 31, 2007   22,773 $1.09168 to  $1.87203 $ 41,618   0.00%    1.35%  to   1.65%    9.41% to    9.75%
December 31, 2006   27,564 $0.99775 to  $1.70655 $ 45,925   0.00%    1.35%  to   1.65%    6.93% to    7.25%
December 31, 2005   33,253 $0.93308 to  $1.59202 $ 51,693   0.00%    1.35%  to   1.65%    3.08% to    3.40%
December 31, 2004   39,929 $0.90516 to  $1.54056 $ 60,060   0.00%    1.35%  to   1.65%    9.66% to    9.99%

                                      A61

                               At year ended                              For year ended
                   --------------------------------------  -----------------------------------------------
                                                    Net    Investment
                   Units        Unit Value         Assets    Income   Expense Ratio**     Total Return***
                   (000s)    Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                        Prudential Jennison 20/20 Focus Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   38,183 $1.00550 to  $ 1.05981 $ 40,440   0.56%    1.35%  to   1.65%  -40.14% to  -39.96%
December 31, 2007   44,588 $1.67967 to  $ 1.76615 $ 78,700   0.56%    1.35%  to   1.65%    8.79% to    9.12%
December 31, 2006   52,651 $1.54401 to  $ 1.61949 $ 85,221   0.40%    1.35%  to   1.65%   12.28% to   12.61%
December 31, 2005   52,853 $1.37511 to  $ 1.43892 $ 76,014   0.24%    1.35%  to   1.65%   19.62% to   19.98%
December 31, 2004   51,736 $1.14958 to  $ 1.20003 $ 62,053   0.10%    1.35%  to   1.65%   14.05% to   14.39%

                                  Prudential Diversified Conservative Growth Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   69,129 $1.12804 to  $ 1.15893 $ 79,508   3.90%    1.35%  to   1.65%  -22.83% to  -22.60%
December 31, 2007   81,708 $1.46175 to  $ 1.49727 $121,479   3.29%    1.35%  to   1.65%    4.18% to    4.50%
December 31, 2006   92,717 $1.40304 to  $ 1.43284 $131,993   3.32%    1.35%  to   1.65%    5.19% to    5.51%
December 31, 2005  106,144 $1.33377 to  $ 1.35805 $143,304   3.13%    1.35%  to   1.65%    5.30% to    5.62%
December 31, 2004  123,176 $1.26658 to  $ 1.28576 $157,523   3.12%    1.35%  to   1.65%    7.79% to    8.11%

                                                  Davis Value Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   39,032 $0.74684 to  $ 0.76620 $ 29,758   0.93%    1.35%  to   1.65%  -41.30% to  -41.12%
December 31, 2007   48,817 $1.27220 to  $ 1.30132 $ 63,255   1.06%    1.35%  to   1.65%    2.92% to    3.24%
December 31, 2006   57,391 $1.23605 to  $ 1.26051 $ 72,077   0.76%    1.35%  to   1.65%   13.13% to   13.48%
December 31, 2005   61,958 $1.09258 to  $ 1.11081 $ 68,608   0.95%    1.35%  to   1.65%    7.67% to    7.99%
December 31, 2004   69,705 $1.01470 to  $ 1.02858 $ 71,511   0.83%    1.35%  to   1.65%   10.51% to   10.85%

                                      AllianceBernstein Large Cap Growth Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   10,045 $0.41663 to  $ 0.42781 $  4,273   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%
December 31, 2007   11,891 $0.70378 to  $ 0.72051 $  8,527   0.00%    1.35%  to   1.65%   11.76% to   12.10%
December 31, 2006   15,195 $0.62974 to  $ 0.64277 $  9,727   0.00%    1.35%  to   1.65%   -2.26% to   -1.95%
December 31, 2005   17,225 $0.64427 to  $ 0.65558 $ 11,255   0.00%    1.35%  to   1.65%   12.98% to   13.30%
December 31, 2004   19,560 $0.57025 to  $ 0.57864 $ 11,286   0.00%    1.35%  to   1.65%    6.60% to    6.91%

                       Prudential SP T.Rowe Price Large-Cap Growth Portfolio (Expired May 1, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2008        0 $0.00000 to  $ 0.00000 $      0   0.00%    1.40%  to   2.00%   -4.51% to   -4.31%
December 31, 2007   48,895 $0.78153 to  $ 1.58021 $ 58,021   0.23%    1.40%  to   2.00%    6.08% to    6.71%
December 31, 2006   54,219 $0.73459 to  $ 1.48086 $ 60,244   0.00%    1.40%  to   2.00%    3.84% to    4.46%
December 31, 2005   57,242 $0.70537 to  $ 1.41770 $ 59,791   0.00%    1.40%  to   2.00%   14.21% to   14.89%
December 31, 2004   60,177 $0.61576 to  $ 1.23406 $ 53,433   0.00%    1.40%  to   2.00%    4.01% to    4.65%

                                           Prudential SP Davis Value Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  126,902 $0.77014 to  $ 1.03785 $115,973   1.48%    1.40%  to   2.00%  -41.06% to  -40.71%
December 31, 2007  148,469 $1.30281 to  $ 1.75049 $228,363   0.77%    1.40%  to   2.00%    2.52% to    3.13%
December 31, 2006  168,113 $1.26697 to  $ 1.69738 $250,553   0.82%    1.40%  to   2.00%   12.78% to   13.45%
December 31, 2005  185,836 $1.12018 to  $ 1.49631 $243,820   0.92%    1.40%  to   2.00%    7.38% to    8.02%
December 31, 2004  189,704 $1.04012 to  $ 1.38531 $228,840   0.40%    1.40%  to   2.00%   10.32% to   10.98%

                                         Prudential SP Small Cap Value Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   94,790 $0.89606 to  $ 1.16633 $103,259   1.11%    1.35%  to   2.00%  -31.87% to  -31.43%
December 31, 2007  113,884 $1.31385 to  $ 1.70189 $181,132   0.71%    1.35%  to   2.00%   -5.53% to   -4.92%
December 31, 2006  132,316 $1.38934 to  $ 1.79078 $221,323   0.54%    1.35%  to   2.00%   12.36% to   13.08%
December 31, 2005  151,550 $1.23523 to  $ 1.58443 $224,147   0.52%    1.35%  to   2.00%    2.57% to    3.22%
December 31, 2004  149,233 $1.20315 to  $ 1.53719 $213,281   0.17%    1.35%  to   2.00%   18.32% to   19.07%

                             Prudential SP Small Cap Growth Portfolio (Expired May 1, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2008        0 $0.00000 to  $ 0.00000 $      0   0.00%    1.35%  to   2.00%   -4.05% to   -3.84%
December 31, 2007   33,029 $0.70004 to  $ 1.49464 $ 38,340   0.00%    1.35%  to   2.00%    4.27% to    4.94%
December 31, 2006   37,498 $0.66939 to  $ 1.42492 $ 41,332   0.00%    1.40%  to   2.00%   10.18% to   10.85%
December 31, 2005   39,603 $0.60571 to  $ 1.28565 $ 39,328   0.00%    1.40%  to   2.00%    0.47% to    1.08%
December 31, 2004   38,777 $0.60112 to  $ 1.27212 $ 36,834   0.00%    1.40%  to   2.00%   -2.87% to   -2.29%

                                       Prudential SP PIMCO Total Return Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  291,243 $1.11953 to  $10.76672 $366,115   5.03%    1.35%  to   2.15%   -2.30% to   -1.52%
December 31, 2007  332,989 $1.14412 to  $ 1.46251 $425,871   4.33%    1.35%  to   2.00%    7.29% to    7.97%
December 31, 2006  361,785 $1.06640 to  $10.22328 $430,529   4.22%    1.35%  to   2.50%    1.16% to    2.30%
December 31, 2005  398,806 $1.04909 to  $ 1.32513 $466,974   4.71%    1.35%  to   2.00%    0.37% to    1.03%
December 31, 2004  403,102 $1.04519 to  $ 1.31224 $471,428   1.95%    1.35%  to   2.00%    3.20% to    3.89%

                                      A62

                                At year ended                               For year ended
                   ----------------------------------------  -----------------------------------------------
                                                     Net     Investment
                   Units        Unit Value          Assets     Income   Expense Ratio**     Total Return***
                   (000s)    Lowest -- Highest      (000s)     Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- ---------------------  ---------- ---------- -----------------  ------------------
                                         Prudential SP PIMCO High Yield Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008   95,717 $0.94423 to  $ 1.11527 $  101,735   8.07%    1.40%  to   2.00%  -26.97% to  -26.53%
December 31, 2007  117,649 $1.29298 to  $10.91469 $  170,618   6.99%    1.40%  to   2.45%    1.30% to    2.36%
December 31, 2006  130,998 $1.27068 to  $ 1.48318 $  186,032   7.32%    1.40%  to   2.00%    7.35% to    8.02%
December 31, 2005  145,355 $1.18368 to  $ 1.37312 $  191,575   6.47%    1.40%  to   2.00%    2.01% to    2.61%
December 31, 2004  146,925 $1.16040 to  $ 1.33818 $  189,300   6.80%    1.40%  to   2.00%    7.18% to    7.81%

                                  Janus Aspen Large Cap Growth Portfolio - Service Shares
                   ----------------------------------------------------------------------------------------
December 31, 2008   18,115 $0.43625 to  $ 0.96655 $   12,589   0.58%    1.40%  to   2.00%  -41.05% to  -40.70%
December 31, 2007   20,946 $0.73781 to  $ 1.62992 $   24,219   0.58%    1.40%  to   2.00%   12.54% to   13.21%
December 31, 2006   22,671 $0.65369 to  $ 1.43985 $   22,717   0.28%    1.40%  to   2.00%    8.96% to    9.60%
December 31, 2005   24,175 $0.59821 to  $ 1.31370 $   21,744   0.13%    1.40%  to   2.00%    1.98% to    2.59%
December 31, 2004   26,095 $0.58487 to  $ 1.28061 $   22,332   0.00%    1.40%  to   2.00%    2.16% to    2.77%

                               Prudential SP Large Cap Value Portfolio (Expired May 1, 2008)
                   ----------------------------------------------------------------------------------------
December 31, 2008        0 $0.00000 to  $ 0.00000 $        0   0.00%    1.35%  to   2.00%   -4.36% to   -4.15%
December 31, 2007   56,358 $1.28151 to  $ 1.66085 $   81,710   1.53%    1.35%  to   2.00%   -4.74% to   -4.13%
December 31, 2006   67,053 $1.34067 to  $ 1.73324 $  101,040   1.33%    1.35%  to   2.00%   16.16% to   16.89%
December 31, 2005   84,382 $1.15025 to  $ 1.48345 $  108,301   0.83%    1.35%  to   2.00%    4.56% to    5.24%
December 31, 2004   77,841 $1.09631 to  $ 1.41075 $   94,236   0.78%    1.35%  to   2.00%   15.44% to   16.19%

                               Prudential SP AIM Core Equity Portfolio (Expired May 1, 2008)
                   ----------------------------------------------------------------------------------------
December 31, 2008        0 $0.00000 to  $ 0.00000 $        0   0.00%    1.40%  to   2.00%   -1.68% to   -1.49%
December 31, 2007   22,730 $0.86100 to  $ 1.61162 $   27,702   1.07%    1.40%  to   2.00%    5.69% to    6.33%
December 31, 2006   25,837 $0.81229 to  $ 1.51572 $   29,521   0.94%    1.40%  to   2.00%   13.78% to   14.46%
December 31, 2005   28,460 $0.71174 to  $ 1.32432 $   28,299   1.03%    1.40%  to   2.00%    2.58% to    3.19%
December 31, 2004   28,927 $0.69173 to  $ 1.28542 $   27,334   0.46%    1.40%  to   2.00%    6.66% to    7.30%

                                 Prudential SP Strategic Partners Focused Growth Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008   20,787 $0.49478 to  $ 0.99972 $   15,423   0.00%    1.35%  to   2.00%  -39.63% to  -39.24%
December 31, 2007   24,365 $0.81707 to  $ 1.64616 $   29,675   0.00%    1.35%  to   2.00%   12.96% to   13.69%
December 31, 2006   28,857 $0.72113 to  $ 1.44859 $   30,789   0.00%    1.35%  to   2.00%   -2.61% to   -1.98%
December 31, 2005   29,854 $0.73825 to  $ 1.47863 $   32,170   0.00%    1.35%  to   2.00%   12.89% to   13.61%
December 31, 2004   28,430 $0.65198 to  $ 1.30209 $   26,017   0.00%    1.35%  to   2.00%    8.42% to    9.11%

                                          Prudential SP Mid Cap Growth Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008   68,431 $0.41627 to  $ 1.02887 $   47,009   0.00%    1.35%  to   2.00%  -43.69% to  -43.34%
December 31, 2007   83,212 $0.73705 to  $ 1.81642 $  100,293   0.21%    1.35%  to   2.00%   13.92% to   14.65%
December 31, 2006   99,310 $0.64505 to  $ 1.58504 $  103,544   0.00%    1.35%  to   2.00%   -3.86% to   -3.25%
December 31, 2005  118,076 $0.66904 to  $ 1.63898 $  124,278   0.00%    1.35%  to   2.00%    3.20% to    3.84%
December 31, 2004   95,143 $0.64649 to  $ 1.57888 $   92,650   0.00%    1.35%  to   2.00%   17.21% to   17.96%

                                       SP Prudential U.S. Emerging Growth Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008   71,243 $0.67589 to  $ 1.48767 $   77,729   0.30%    1.35%  to   2.00%  -37.48% to  -37.08%
December 31, 2007   87,699 $1.07786 to  $ 2.36566 $  151,175   0.31%    1.35%  to   2.00%   14.52% to   15.25%
December 31, 2006  103,549 $0.93851 to  $ 2.05363 $  154,141   0.00%    1.35%  to   2.00%    7.44% to    8.13%
December 31, 2005  114,303 $0.87096 to  $ 1.90014 $  156,928   0.00%    1.35%  to   2.00%   15.47% to   16.21%
December 31, 2004   93,665 $0.75197 to  $ 1.63587 $  108,264   0.00%    1.35%  to   2.00%   19.01% to   19.78%

                                   Prudential SP Conservative Asset Allocation Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008  284,455 $1.04905 to  $ 9.40041 $  389,810   3.13%    1.35%  to   2.75%  -22.35% to  -21.28%
December 31, 2007  339,433 $1.33711 to  $12.00521 $  578,395   2.96%    1.35%  to   2.75%    6.45% to    7.92%
December 31, 2006  376,140 $1.24325 to  $11.18453 $  592,998   3.48%    1.35%  to   2.75%    5.77% to    7.23%
December 31, 2005  413,947 $1.16340 to  $ 1.27471 $  603,052   1.25%    1.35%  to   2.00%    3.84% to    4.50%
December 31, 2004  368,692 $1.11720 to  $ 1.22048 $  432,866   1.32%    1.35%  to   2.00%    6.75% to    7.44%

                                     Prudential SP Balanced Asset Allocation Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008  545,598 $0.90418 to  $ 8.71128 $  744,530   2.47%    1.35%  to   2.75%  -30.46% to  -29.50%
December 31, 2007  645,653 $1.28699 to  $12.42389 $1,246,648   2.17%    1.35%  to   2.75%    6.41% to    7.88%
December 31, 2006  710,507 $1.19704 to  $11.57861 $1,280,735   2.60%    1.35%  to   2.75%    7.73% to    9.22%
December 31, 2005  772,289 $1.09974 to  $ 1.38790 $1,263,780   0.81%    1.35%  to   2.00%    5.49% to    6.18%
December 31, 2004  636,614 $1.03936 to  $ 1.30793 $  772,350   0.75%    1.35%  to   2.00%    8.91% to    9.61%

                                      A63

                                 At year ended                               For year ended
                   -----------------------------------------  -----------------------------------------------
                                                      Net     Investment
                   Units         Unit Value          Assets     Income   Expense Ratio**     Total Return***
                   (000s)    Lowest -- Highest       (000s)     Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                      Prudential SP Growth Asset Allocation Portfolio
                   -----------------------------------------------------------------------------------------
December 31, 2008  410,509 $ 0.75284 to  $ 8.02802 $  576,128   1.71%    1.35%  to   2.75%  -38.07% to  -37.21%
December 31, 2007  486,656 $ 1.20299 to  $12.85451 $1,076,920   1.43%    1.35%  to   2.75%    6.29% to    7.77%
December 31, 2006  550,337 $ 1.12011 to  $11.99312 $1,137,566   1.88%    1.35%  to   2.75%    9.87% to   11.39%
December 31, 2005  593,163 $ 1.00920 to  $ 1.48911 $1,099,499   0.50%    1.35%  to   2.00%    7.10% to    7.79%
December 31, 2004  477,746 $ 0.93943 to  $ 1.38211 $  597,023   0.40%    1.35%  to   2.00%   10.83% to   11.54%

                                 Prudential SP Aggressive Growth Asset Allocation Portfolio
                   -----------------------------------------------------------------------------------------
December 31, 2008   73,262 $ 0.62940 to  $ 1.09146 $   71,930   1.08%    1.35%  to   2.00%  -43.32% to  -42.95%
December 31, 2007   87,310 $ 1.10722 to  $ 1.91433 $  150,328   0.89%    1.35%  to   2.00%    7.05% to    7.74%
December 31, 2006  100,341 $ 1.03126 to  $ 1.77768 $  159,375   1.90%    1.35%  to   2.00%   12.04% to   12.76%
December 31, 2005  112,979 $ 0.91771 to  $ 1.57741 $  159,065   0.16%    1.35%  to   2.00%    8.32% to    9.01%
December 31, 2004   92,089 $ 0.84470 to  $ 1.44765 $  117,544   0.05%    1.40%  to   2.00%   12.51% to   13.17%

                                        Prudential SP International Growth Portfolio
                   -----------------------------------------------------------------------------------------
December 31, 2008   54,358 $ 0.50159 to  $ 1.22951 $   48,943   1.65%    1.35%  to   2.00%  -51.27% to  -50.96%
December 31, 2007   63,064 $ 1.02639 to  $ 2.50846 $  114,846   0.68%    1.35%  to   2.00%   17.19% to   17.94%
December 31, 2006   67,134 $ 0.87322 to  $13.26174 $  104,183   1.78%    1.35%  to   2.50%   18.10% to   19.44%
December 31, 2005   65,436 $ 0.73359 to  $ 1.78245 $   83,908   0.59%    1.35%  to   2.00%   14.11% to   14.85%
December 31, 2004   58,453 $ 0.64107 to  $ 1.55290 $   63,262   0.19%    1.35%  to   2.00%   14.26% to   14.98%

                                        Prudential SP International Value Portfolio
                   -----------------------------------------------------------------------------------------
December 31, 2008   46,484 $ 0.76162 to  $ 1.32501 $   50,078   2.78%    1.40%  to   2.00%  -45.16% to  -44.83%
December 31, 2007   60,179 $ 1.38459 to  $ 2.40793 $  116,626   2.04%    1.40%  to   2.00%   15.75% to   16.44%
December 31, 2006   64,527 $ 1.19259 to  $ 2.07301 $  107,561   1.46%    1.40%  to   2.00%   26.57% to   27.32%
December 31, 2005   61,884 $ 0.93945 to  $ 1.63218 $   80,895   0.42%    1.40%  to   2.00%   11.54% to   12.21%
December 31, 2004   56,155 $ 0.83972 to  $ 1.45822 $   64,335   0.43%    1.40%  to   2.00%   13.54% to   14.21%

                                       Evergreen VA Diversified Capital Builder Fund
                   -----------------------------------------------------------------------------------------
December 31, 2008      874 $ 0.64479 to  $ 0.74642 $      642   0.00%    1.40%  to   1.85%  -46.50% to  -46.27%
December 31, 2007      940 $ 1.20006 to  $ 1.39050 $    1,290   4.14%    1.40%  to   1.85%    4.73% to    5.21%
December 31, 2006      971 $ 1.14068 to  $ 1.32299 $    1,271   2.47%    1.40%  to   1.85%    7.85% to    8.34%
December 31, 2005    1,017 $ 1.05290 to  $ 1.22238 $    1,234   2.41%    1.40%  to   1.85%    3.37% to    3.83%
December 31, 2004    1,326 $ 1.01405 to  $ 1.18087 $    1,554   0.86%    1.40%  to   1.85%    4.37% to    4.85%

                                                  Evergreen VA Growth Fund
                   -----------------------------------------------------------------------------------------
December 31, 2008      653 $ 0.81287 to  $ 1.10941 $      710   0.03%    1.40%  to   1.85%  -42.20% to  -41.94%
December 31, 2007      754 $ 1.40419 to  $ 1.91089 $    1,417   0.00%    1.40%  to   1.85%    9.02% to    9.51%
December 31, 2006      805 $ 1.28611 to  $ 1.74499 $    1,386   0.00%    1.40%  to   1.85%    9.02% to    9.51%
December 31, 2005      849 $ 1.17798 to  $ 1.59343 $    1,339   0.00%    1.40%  to   1.85%    4.59% to    5.06%
December 31, 2004    1,020 $ 1.12462 to  $ 1.51675 $    1,536   0.00%    1.40%  to   1.85%   11.80% to   12.29%

                                                  Evergreen VA Omega Fund
                   -----------------------------------------------------------------------------------------
December 31, 2008    1,436 $ 0.83157 to  $ 1.19969 $    1,685   0.00%    1.40%  to   1.85%  -28.52% to  -28.20%
December 31, 2007    1,720 $ 1.15820 to  $ 1.67096 $    2,822   0.53%    1.40%  to   1.85%    9.91% to   10.41%
December 31, 2006    1,986 $ 1.04897 to  $ 1.51345 $    2,962   0.00%    1.40%  to   1.85%    4.10% to    4.56%
December 31, 2005    2,203 $ 1.00323 to  $ 1.44748 $    3,141   0.20%    1.40%  to   1.85%    1.97% to    2.42%
December 31, 2004    2,484 $ 0.96898 to  $ 1.41333 $    3,469   0.00%    1.40%  to   1.85%    5.26% to    5.74%

                                              Evergreen VA Special Values Fund
                   -----------------------------------------------------------------------------------------
December 31, 2008    1,687 $ 1.02822 to  $ 1.20306 $    1,986   0.99%    1.40%  to   1.85%  -32.55% to  -32.25%
December 31, 2007    2,396 $ 1.52241 to  $ 1.77588 $    4,175   1.43%    1.40%  to   1.85%   -9.21% to   -8.80%
December 31, 2006    2,499 $ 1.67420 to  $ 1.94718 $    4,790   0.79%    1.40%  to   1.85%   19.35% to   19.87%
December 31, 2005    2,586 $ 1.40077 to  $ 1.62435 $    4,152   1.00%    1.40%  to   1.85%    8.75% to    9.24%
December 31, 2004    2,603 $ 1.28607 to  $ 1.48703 $    3,833   1.15%    1.40%  to   1.85%   18.19% to   18.71%

                            Evergreen VA International Equity Fund (available December 5, 2003)
                   -----------------------------------------------------------------------------------------
December 31, 2008      102 $10.91546 to  $11.16365 $    1,115   0.00%    1.40%  to   1.85%  -42.55% to  -42.30%
December 31, 2007      119 $19.00043 to  $19.34629 $    2,265   2.43%    1.40%  to   1.85%   12.90% to   13.41%
December 31, 2006      130 $16.82933 to  $17.05947 $    2,193   3.79%    1.40%  to   1.85%   20.93% to   21.46%
December 31, 2005      124 $13.91662 to  $14.04482 $    1,730   2.61%    1.40%  to   1.85%   13.90% to   14.40%
December 31, 2004       87 $12.21880 to  $12.27702 $    1,062   1.61%    1.40%  to   1.85%   17.04% to   17.56%

                                      A64

                               At year ended                              For year ended
                   --------------------------------------  -----------------------------------------------
                                                    Net    Investment
                   Units        Unit Value         Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest      (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                          Evergreen VA Fundamental Large Cap Fund (available December 5, 2003)
                   --------------------------------------------------------------------------------------
December 31, 2008     246 $ 8.08859 to  $ 9.46109 $  2,293   1.38%    1.40%  to   2.25%  -34.33% to  -33.78%
December 31, 2007     289 $14.03141 to  $14.28687 $  4,082   1.09%    1.40%  to   1.85%    6.31% to    6.79%
December 31, 2006     312 $13.19825 to  $13.37882 $  4,140   1.23%    1.40%  to   1.85%   10.63% to   11.12%
December 31, 2005     344 $11.93001 to  $12.03990 $  4,118   0.98%    1.40%  to   1.85%    7.04% to    7.51%
December 31, 2004     266 $11.14557 to  $11.19868 $  2,976   1.69%    1.40%  to   1.85%    7.23% to    7.70%

                       AST AllianceBernstein Growth & Income Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   1,268 $ 6.41698 to  $ 7.21408 $  8,747   1.64%    1.15%  to   2.40%  -42.08% to  -36.88%
December 31, 2007   1,200 $11.34013 to  $12.33375 $ 14,251   1.20%    1.15%  to   2.10%    2.95% to    3.93%
December 31, 2006     587 $11.77136 to  $11.89718 $  6,827   0.47%    1.40%  to   2.00%   14.98% to   15.65%
December 31, 2005     115 $10.23808 to  $10.28681 $  1,177   0.00%    1.40%  to   2.00%    1.83% to    2.31%

                        AST American Century Income & Growth Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008     873 $ 6.57914 to  $ 7.56473 $  6,322   2.15%    1.00%  to   2.40%  -36.28% to  -30.56%
December 31, 2007     715 $10.76521 to  $11.75498 $  8,119   2.25%    1.15%  to   2.05%   -2.12% to   -1.25%
December 31, 2006     437 $11.80673 to  $11.93304 $  5,128   1.15%    1.40%  to   2.00%   14.57% to   15.25%
December 31, 2005     140 $10.30508 to  $10.35426 $  1,450   0.00%    1.40%  to   2.00%    2.37% to    2.86%

                     AST Schroders Multi Asset World Strategies Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   3,114 $ 7.13279 to  $ 8.26716 $ 24,553   1.96%    0.95%  to   2.65%  -32.00% to  -27.07%
December 31, 2007   1,579 $10.87140 to  $12.00848 $ 18,235   3.52%    1.00%  to   2.65%    6.09% to    7.67%
December 31, 2006     261 $11.06202 to  $11.18026 $  2,875   1.17%    1.40%  to   2.00%    7.52% to    8.16%
December 31, 2005      87 $10.28803 to  $10.33700 $    900   0.03%    1.40%  to   2.00%    2.45% to    2.94%

                             AST Cohen & Steers Realty Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   1,380 $ 5.02371 to  $ 8.21151 $ 10,255   4.90%    1.00%  to   2.40%  -36.58% to  -35.69%
December 31, 2007   1,384 $ 7.81223 to  $12.82033 $ 16,506   3.58%    1.00%  to   2.50%  -21.90% to  -20.85%
December 31, 2006   1,358 $15.92598 to  $16.23834 $ 21,308   0.84%    1.40%  to   2.50%   33.41% to   34.85%
December 31, 2005     443 $11.98449 to  $12.04155 $  5,325   0.02%    1.40%  to   2.00%   18.11% to   18.67%

                               AST UBS Dynamic Alpha Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008  12,707 $ 7.82060 to  $ 9.52935 $113,204   0.32%    0.95%  to   2.75%  -21.01% to  -18.39%
December 31, 2007   3,548 $10.39915 to  $11.72906 $ 39,597   1.61%    1.15%  to   2.65%   -0.70% to    0.78%
December 31, 2006     343 $11.54409 to  $11.66754 $  3,891   1.24%    1.40%  to   2.00%    8.97% to    9.61%
December 31, 2005      47 $10.59416 to  $10.64464 $    494   0.00%    1.40%  to   2.00%    5.78% to    6.28%

                              AST DeAM Large-Cap Value Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   1,121 $ 6.32963 to  $ 7.95205 $  8,361   2.41%    1.00%  to   2.40%  -38.77% to  -37.92%
December 31, 2007   1,646 $10.19617 to  $12.86054 $ 20,277   1.06%    1.00%  to   2.45%   -1.25% to    0.02%
December 31, 2006   1,481 $12.75305 to  $12.88954 $ 18,749   0.55%    1.40%  to   2.00%   19.35% to   20.05%
December 31, 2005     296 $10.68583 to  $10.73678 $  3,171   0.03%    1.40%  to   2.00%    5.96% to    6.46%

                       AST Neuberger Berman Small-Cap Growth Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008     487 $ 6.17342 to  $ 7.28449 $  3,314   0.00%    0.95%  to   2.40%  -43.89% to  -43.08%
December 31, 2007     466 $10.96429 to  $12.85490 $  5,667   0.00%    1.00%  to   2.05%   16.32% to   17.36%
December 31, 2006     274 $10.86446 to  $10.98080 $  2,928   0.00%    1.40%  to   2.00%    5.65% to    6.27%
December 31, 2005      63 $10.28365 to  $10.33264 $    648   0.00%    1.40%  to   2.00%    2.73% to    3.21%

                   AST DeAM Small-Cap Value Portfolio (available March 14, 2005) (Expired July 18,2008)
                   --------------------------------------------------------------------------------------
December 31, 2008       0 $ 0.00000 to  $ 0.00000 $      0   2.30%    1.15%  to   2.40%   -8.73% to   -8.12%
December 31, 2007     533 $ 8.40420 to  $ 9.62921 $  4,889   1.01%    1.15%  to   2.05%  -19.43% to  -18.71%
December 31, 2006     361 $11.74897 to  $11.87455 $  4,203   0.16%    1.40%  to   2.00%   17.61% to   18.30%
December 31, 2005     115 $ 9.98999 to  $10.03757 $  1,152   0.00%    1.40%  to   2.00%   -0.55% to   -0.08%

                                   AST High Yield Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008     769 $ 7.42367 to  $ 7.97763 $  6,054   8.92%    0.95%  to   2.40%  -27.29% to  -25.76%
December 31, 2007     807 $10.58506 to  $10.86456 $  8,670   9.83%    1.15%  to   2.15%    0.31% to    1.31%
December 31, 2006     790 $10.54352 to  $10.75063 $  8,438   5.61%    1.40%  to   2.50%    7.67% to    8.83%
December 31, 2005     274 $ 9.83138 to  $ 9.87825 $  2,705   0.63%    1.40%  to   2.00%   -1.45% to   -0.99%

                          AST Federated Aggressive Growth Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008     741 $ 5.92475 to  $ 7.39352 $  5,080   0.00%    1.15%  to   2.40%  -45.41% to  -38.18%
December 31, 2007     899 $10.81494 to  $13.40975 $ 11,436   0.00%    1.15%  to   2.45%    8.54% to    9.94%
December 31, 2006     687 $11.99215 to  $12.22751 $  8,206   0.00%    1.40%  to   2.50%   10.16% to   11.36%
December 31, 2005     297 $10.92849 to  $10.98052 $  3,258   0.00%    1.40%  to   2.00%    9.30% to    9.82%

                                      A65

                               At year ended                             For year ended
                   -------------------------------------  -----------------------------------------------
                                                   Net    Investment
                   Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                 AST Mid-Cap Value Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    519  $ 6.33563 to  $ 7.22665 $ 3,559   1.05%    1.15%  to   2.40%  -39.58% to  -34.05%
December 31, 2007    540  $10.44960 to  $11.84309 $ 6,093   0.38%    1.15%  to   2.05%    0.68% to    1.58%
December 31, 2006    396  $11.56440 to  $11.68807 $ 4,521   0.33%    1.40%  to   2.00%   12.01% to   12.67%
December 31, 2005    143  $10.32446 to  $10.37369 $ 1,480   0.03%    1.40%  to   2.00%    2.58% to    3.07%

                                AST Small-Cap Value Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,506  $ 6.56669 to  $ 8.14863 $11,281   1.14%    1.00%  to   2.40%  -31.37% to  -25.48%
December 31, 2007  1,043  $ 9.43656 to  $11.75648 $11,457   0.98%    1.00%  to   2.50%   -7.92% to   -6.69%
December 31, 2006    826  $12.38691 to  $12.63027 $10,168   0.26%    1.40%  to   2.50%   17.12% to   18.39%
December 31, 2005    229  $10.60928 to  $10.66828 $ 2,433   0.00%    1.40%  to   2.10%    5.58% to    6.17%

                       AST Goldman Sachs Concentrated Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,115  $ 6.05017 to  $ 7.74360 $ 8,051   0.14%    0.95%  to   2.40%  -41.67% to  -34.07%
December 31, 2007  1,013  $11.42452 to  $13.14587 $12,624   0.00%    1.00%  to   2.10%   11.64% to   12.69%
December 31, 2006    470  $11.57079 to  $11.69442 $ 5,341   0.00%    1.40%  to   2.00%    7.84% to    8.48%
December 31, 2005     97  $10.72971 to  $10.78065 $ 1,041   0.01%    1.40%  to   2.00%    6.95% to    7.45%

                         AST Goldman Sachs Mid-Cap Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    953  $ 6.59238 to  $ 7.63476 $ 6,917   0.00%    1.00%  to   2.40%  -42.18% to  -35.31%
December 31, 2007    919  $11.48986 to  $13.07586 $11,535   0.00%    1.00%  to   2.50%   16.42% to   17.98%
December 31, 2006    526  $10.99262 to  $11.11019 $ 5,727   0.00%    1.40%  to   2.00%    4.20% to    4.81%
December 31, 2005    234  $10.54976 to  $10.60000 $ 2,478   0.00%    1.40%  to   2.00%    5.51% to    6.01%

                                AST Large-Cap Value Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  7,349  $ 5.52836 to  $ 6.82177 $48,882   2.22%    0.95%  to   2.40%  -42.86% to  -39.90%
December 31, 2007  1,453  $ 9.84473 to  $11.82253 $16,500   1.17%    1.00%  to   2.50%   -5.37% to   -4.10%
December 31, 2006  1,336  $12.22726 to  $12.35800 $16,175   0.71%    1.40%  to   2.00%   16.14% to   16.83%
December 31, 2005    973  $10.52787 to  $10.57804 $10,264   0.03%    1.40%  to   2.00%    4.48% to    4.97%

                          AST Lord Abbett Bond-Debenture Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,183  $ 8.17364 to  $ 8.54833 $ 9,951   8.49%    1.15%  to   2.40%  -25.05% to  -24.13%
December 31, 2007  1,292  $10.32185 to  $11.29424 $14,416   6.93%    1.00%  to   2.45%    3.54% to    4.87%
December 31, 2006    857  $10.68176 to  $10.79596 $ 9,191   3.08%    1.40%  to   2.00%    7.65% to    8.29%
December 31, 2005    285  $ 9.92247 to  $ 9.96977 $ 2,835   0.06%    1.40%  to   2.00%   -0.76% to   -0.29%

                            AST Marsico Capital Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  4,708  $ 6.23147 to  $ 7.27809 $33,179   0.51%    1.00%  to   2.40%  -44.98% to  -39.89%
December 31, 2007  2,732  $11.47337 to  $13.09923 $34,478   0.21%    1.00%  to   2.50%   12.15% to   13.65%
December 31, 2006  1,874  $11.43214 to  $11.55444 $21,237   0.04%    1.40%  to   2.00%    5.14% to    5.76%
December 31, 2005    709  $10.87333 to  $10.92526 $ 7,726   0.00%    1.40%  to   2.00%    7.38% to    7.89%

                                  AST MFS Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    674  $ 6.96848 to  $ 8.31391 $ 5,322   0.26%    1.00%  to   2.40%  -37.80% to  -31.22%
December 31, 2007    521  $11.68399 to  $13.23519 $ 6,623   0.04%    1.15%  to   2.50%   12.29% to   13.79%
December 31, 2006    316  $11.43531 to  $11.65979 $ 3,606   0.00%    1.40%  to   2.50%    6.99% to    8.15%
December 31, 2005    137  $10.72987 to  $10.78089 $ 1,469   0.00%    1.40%  to   2.00%    6.91% to    7.41%

                        AST Neuberger Berman Mid-Cap Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,398  $ 6.43407 to  $ 8.62745 $11,182   0.00%    1.15%  to   2.40%  -44.52% to  -36.46%
December 31, 2007  1,637  $12.18878 to  $15.39741 $23,863   0.00%    1.15%  to   2.15%   19.62% to   20.81%
December 31, 2006    897  $12.64173 to  $12.77698 $11,182   0.00%    1.40%  to   2.00%   11.83% to   12.49%
December 31, 2005    435  $11.27378 to  $11.35869 $ 4,931   0.00%    1.40%  to   2.35%   12.12% to   12.96%

                     AST Neuberger Berman / LSV Mid-Cap Value Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,606  $ 5.79288 to  $ 6.90162 $10,553   1.70%    0.95%  to   2.40%  -43.61% to  -37.17%
December 31, 2007  1,766  $10.24685 to  $12.12014 $20,640   0.75%    1.00%  to   2.05%    1.09% to    1.99%
December 31, 2006  1,552  $11.78698 to  $11.91306 $18,210   0.41%    1.40%  to   2.00%    8.58% to    9.23%
December 31, 2005  1,055  $10.84658 to  $10.90682 $11,489   0.00%    1.40%  to   2.10%    8.23% to    8.83%

                          AST PIMCO Limited Maturity Bond Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  2,767  $ 9.71676 to  $10.83660 $29,608   5.18%    1.00%  to   2.40%   -2.91% to    0.11%
December 31, 2007  1,059  $10.47408 to  $10.86715 $11,400   5.72%    1.00%  to   2.45%    4.23% to    5.58%
December 31, 2006    795  $10.11927 to  $10.31847 $ 8,158   2.26%    1.40%  to   2.50%    1.29% to    2.39%
December 31, 2005    372  $10.02962 to  $10.07733 $ 3,741   0.05%    1.40%  to   2.00%    0.31% to    0.78%

                                      A66

                                 At year ended                               For year ended
                   -----------------------------------------  -----------------------------------------------
                                                      Net     Investment
                   Units         Unit Value          Assets     Income   Expense Ratio**     Total Return***
                   (000s)    Lowest -- Highest       (000s)     Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                           AST AllianceBernstein Core Value Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008      798 $ 5.65507 to  $ 6.73924 $    5,075   3.35%    1.00%  to   2.40%  -43.25% to  -42.46%
December 31, 2007      862 $ 9.82815 to  $11.75873 $    9,668   1.79%    1.00%  to   2.15%   -5.61% to   -4.67%
December 31, 2006      466 $12.12703 to  $12.36530 $    5,631   0.54%    1.40%  to   2.50%   18.39% to   19.68%
December 31, 2005       54 $10.28329 to  $10.33229 $      560   0.00%    1.40%  to   2.00%    2.02% to    2.51%

                                     AST QMA US Equity Alpha (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008      754 $ 5.90465 to  $ 7.04101 $    5,014   2.28%    0.95%  to   2.40%  -40.16% to  -39.29%
December 31, 2007      749 $10.70742 to  $11.65038 $    8,305   2.05%    1.15%  to   2.05%    0.02% to    0.92%
December 31, 2006      362 $11.45078 to  $11.57321 $    4,107   0.87%    1.40%  to   2.00%   10.40% to   11.05%
December 31, 2005      215 $10.37238 to  $10.42169 $    2,234   0.07%    1.40%  to   2.00%    3.21% to    3.70%

                          AST T. Rowe Price Natural Resources Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008    6,046 $ 5.58255 to  $ 9.18555 $   50,318   0.62%    1.00%  to   2.40%  -51.16% to  -45.19%
December 31, 2007    5,783 $13.49811 to  $18.62348 $  101,044   0.63%    1.00%  to   2.45%   37.13% to   38.90%
December 31, 2006    4,374 $13.15868 to  $13.44068 $   57,658   0.25%    1.40%  to   2.60%   12.94% to   14.27%
December 31, 2005    2,037 $11.70665 to  $11.76236 $   23,909   0.00%    1.40%  to   2.00%   17.04% to   17.59%

                          AST T. Rowe Price Asset Allocation Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008   16,314 $ 7.43372 to  $ 8.81488 $  135,699   1.83%    0.95%  to   2.65%  -27.86% to  -23.34%
December 31, 2007   12,963 $10.57860 to  $12.06970 $  149,839   1.72%    1.00%  to   2.65%    3.56% to    5.11%
December 31, 2006    1,013 $11.27006 to  $11.51159 $   11,427   1.12%    1.40%  to   2.60%    9.65% to   10.94%
December 31, 2005      214 $10.32700 to  $10.37610 $    2,213   0.04%    1.40%  to   2.00%    2.98% to    3.46%

                                 AST MFS Global Equity Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008      924 $ 7.15759 to  $ 9.03881 $    7,771   1.24%    1.00%  to   2.40%  -35.54% to  -28.62%
December 31, 2007      832 $10.95164 to  $13.88494 $   10,944   2.53%    1.00%  to   2.05%    7.19% to    8.15%
December 31, 2006      606 $12.62250 to  $12.87030 $    7,572   0.36%    1.40%  to   2.50%   21.28% to   22.59%
December 31, 2005      166 $10.44900 to  $10.49866 $    1,733   0.00%    1.40%  to   2.00%    4.85% to    5.34%

                           AST JPMorgan International Equity Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008    1,881 $ 5.98845 to  $ 8.06508 $   13,887   2.59%    0.95%  to   2.40%  -42.76% to  -36.31%
December 31, 2007    1,777 $10.97941 to  $13.95132 $   23,122   1.69%    1.00%  to   2.50%    6.76% to    8.19%
December 31, 2006    1,171 $12.79052 to  $12.92733 $   14,739   0.71%    1.40%  to   2.00%   20.39% to   21.10%
December 31, 2005      337 $10.62393 to  $10.67460 $    3,586   0.00%    1.40%  to   2.00%    7.17% to    7.67%

                             AST T. Rowe Price Global Bond Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008    2,190 $ 9.44110 to  $10.80461 $   22,605   5.04%    1.00%  to   2.40%   -5.95% to   -3.40%
December 31, 2007    1,472 $10.42389 to  $11.20170 $   15,781   3.92%    1.15%  to   2.45%    7.01% to    8.39%
December 31, 2006      736 $ 9.73239 to  $ 9.92364 $    7,289   1.28%    1.40%  to   2.50%    3.69% to    4.81%
December 31, 2005      359 $ 9.42345 to  $ 9.46839 $    3,395   0.05%    1.40%  to   2.00%   -5.28% to   -4.83%

                           AST Aggressive Asset Allocation Portfolio (available December 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008    5,852 $ 5.85514 to  $ 7.01024 $   39,367   0.72%    0.95%  to   2.40%  -43.68% to  -37.29%
December 31, 2007    5,323 $11.05096 to  $12.32551 $   63,388   0.16%    1.00%  to   2.65%    6.72% to    8.31%
December 31, 2006    3,488 $11.29471 to  $11.40838 $   39,020   0.00%    1.40%  to   2.35%   13.04% to   14.09%
December 31, 2005      219 $ 9.99478 to  $ 9.99933 $    2,188   0.00%    1.40%  to   2.00%   -0.04% to    0.00%

                         AST Capital Growth Asset Allocation Portfolio (available December 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008  113,271 $ 6.59783 to  $ 7.79077 $  849,426   0.98%    0.95%  to   2.75%  -36.68% to  -31.11%
December 31, 2007  126,428 $11.01224 to  $12.14221 $1,492,030   0.24%    1.00%  to   2.75%    6.78% to    8.48%
December 31, 2006   64,776 $11.06284 to  $11.22130 $  715,917   0.00%    1.40%  to   2.75%   10.64% to   12.11%
December 31, 2005    2,645 $ 9.99914 to  $10.00933 $   26,458   0.00%    1.40%  to   2.75%    0.01% to    0.10%

                      AST Academic Strategies Asset Allocation Portfolio (available December 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008   99,125 $ 6.92031 to  $ 7.99594 $  766,747   1.13%    0.95%  to   2.75%  -33.66% to  -28.71%
December 31, 2007  103,751 $10.91282 to  $11.89376 $1,203,763   0.37%    1.00%  to   2.75%    6.27% to    7.96%
December 31, 2006   59,537 $10.88808 to  $11.04402 $  649,011   0.00%    1.40%  to   2.75%    8.78% to   10.23%
December 31, 2005    2,355 $10.00913 to  $10.01933 $   23,582   0.00%    1.40%  to   2.75%    0.11% to    0.20%

                            AST Balanced Asset Allocation Portfolio (available December 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008   53,051 $ 7.30442 to  $ 8.27064 $  424,592   1.06%    0.95%  to   2.75%  -30.61% to  -26.37%
December 31, 2007   36,429 $10.86097 to  $11.76251 $  418,781   0.33%    1.00%  to   2.75%    6.14% to    7.83%
December 31, 2006   18,790 $10.78120 to  $10.93553 $  203,025   0.00%    1.40%  to   2.75%    7.61% to    9.04%
December 31, 2005      858 $10.01910 to  $10.02932 $    8,600   0.00%    1.40%  to   2.75%    0.21% to    0.30%

                                      A67

                               At year ended                              For year ended
                   --------------------------------------  -----------------------------------------------
                                                    Net    Investment
                   Units        Unit Value         Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest      (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                        AST Preservation Asset Allocation Portfolio (available December 5, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008  30,030 $ 8.12914 to  $ 9.09941 $265,987   0.81%    0.95%  to   2.75%  -21.64% to  -18.78%
December 31, 2007  11,972 $10.96110 to  $11.45988 $134,485   0.30%    1.15%  to   2.75%    5.80% to    7.48%
December 31, 2006   5,216 $10.53839 to  $10.68916 $ 55,169   0.00%    1.40%  to   2.75%    5.08% to    6.47%
December 31, 2005     220 $10.03099 to  $10.03931 $  2,209   0.00%    1.40%  to   2.50%    0.33% to    0.40%

                          AST First Trust Balanced Target Portfolio (available March 20, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008  18,094 $ 6.57782 to  $ 7.34272 $130,124   2.24%    0.95%  to   2.65%  -36.18% to  -32.22%
December 31, 2007  16,265 $10.77036 to  $11.35095 $181,880   0.53%    1.00%  to   2.65%    5.74% to    7.32%
December 31, 2006   5,918 $10.50581 to  $10.60336 $ 62,296   0.00%    1.40%  to   2.60%    5.08% to    6.05%

                    AST First Trust Capital Appreciation Target Portfolio (available March 20, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008  23,483 $ 5.97509 to  $ 6.74838 $154,549   1.25%    0.95%  to   2.75%  -42.30% to  -37.21%
December 31, 2007  23,824 $11.11363 to  $11.54148 $270,043   0.32%    1.00%  to   2.75%    8.42% to   10.14%
December 31, 2006   7,226 $10.39574 to  $10.50452 $ 75,157   0.00%    1.40%  to   2.75%    3.98% to    5.06%

                              AST Advanced Strategies Portfolio (available March 20, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008  27,547 $ 7.19429 to  $ 7.98587 $214,852   1.96%    0.95%  to   2.65%  -31.62% to  -27.56%
December 31, 2007  27,228 $10.83452 to  $11.53588 $308,459   0.51%    1.00%  to   2.65%    6.67% to    8.26%
December 31, 2006  10,308 $10.58428 to  $10.68260 $109,035   0.00%    1.40%  to   2.60%    5.87% to    6.84%

                          AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008   5,295 $ 6.20861 to  $ 6.64158 $ 33,149   0.14%    1.00%  to   2.40%  -41.96% to  -38.73%
December 31, 2007     491 $11.05504 to  $11.23891 $  5,475   0.19%    1.15%  to   2.15%    5.94% to    7.00%
December 31, 2006     171 $10.44162 to  $10.50381 $  1,789   0.00%    1.15%  to   2.05%    5.05% to    5.67%

                                   AST Money Market Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008   6,401 $10.04509 to  $10.76754 $ 68,076   2.25%    0.95%  to   2.65%   -0.14% to    1.54%
December 31, 2007   1,486 $10.29973 to  $10.62479 $ 15,685   4.76%    1.00%  to   2.65%    2.18% to    3.70%
December 31, 2006     899 $10.18444 to  $10.24522 $  9,197   3.28%    1.15%  to   2.05%    1.85% to    2.45%

                                 AST Small-Cap Growth Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008   3,394 $ 6.42979 to  $ 6.77186 $ 22,897   0.00%    0.95%  to   2.40%  -36.52% to  -33.33%
December 31, 2007     216 $10.38230 to  $10.53785 $  2,265   0.00%    1.15%  to   2.05%    4.99% to    5.93%
December 31, 2006      65 $ 9.88919 to  $ 9.94820 $    645   0.00%    1.15%  to   2.05%   -0.16% to    0.43%

                              AST PIMCO Total Return Bond Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008   2,743 $ 9.36846 to  $10.69755 $ 28,962   3.78%    0.95%  to   2.40%   -6.45% to   -3.18%
December 31, 2007   1,086 $10.89859 to  $11.07079 $ 11,917   3.60%    1.15%  to   2.10%    6.07% to    7.07%
December 31, 2006     331 $10.27835 to  $10.33968 $  3,413   0.00%    1.15%  to   2.05%    3.08% to    3.69%

                                AST International Value Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008     761 $ 6.22962 to  $ 7.03242 $  5,280   2.62%    1.15%  to   2.40%  -45.32% to  -38.11%
December 31, 2007     709 $12.39325 to  $12.70293 $  8,933   1.47%    1.15%  to   2.65%   14.75% to   16.46%
December 31, 2006     214 $10.84310 to  $10.90770 $  2,330   0.00%    1.15%  to   2.05%    8.32% to    8.96%

                               AST International Growth Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008     761 $ 5.96394 to  $ 6.16356 $  4,624   1.46%    1.15%  to   2.40%  -51.40% to  -50.80%
December 31, 2007     550 $12.32194 to  $12.52703 $  6,830   0.67%    1.15%  to   2.15%   16.53% to   17.69%
December 31, 2006     183 $10.58063 to  $10.64379 $  1,943   0.00%    1.15%  to   2.05%    5.89% to    6.52%

                            Gartmore NVIT Developing Markets Fund (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   1,133 $ 9.22392 to  $ 9.43370 $ 10,589   0.72%    1.40%  to   2.00%  -58.69% to  -58.44%
December 31, 2007   1,575 $22.02354 to  $22.70075 $ 35,530   0.45%    1.40%  to   2.50%   39.99% to   41.52%
December 31, 2006   1,265 $15.87100 to  $16.04073 $ 20,210   0.59%    1.40%  to   2.00%   31.94% to   32.72%
December 31, 2005     579 $12.02867 to  $12.08600 $  6,988   0.31%    1.40%  to   2.00%   21.74% to   22.32%

                        AST Western Asset Core Plus Bond Portfolio (available November 19, 2007)
                   --------------------------------------------------------------------------------------
December 31, 2008     543 $ 9.12808 to  $ 9.37876 $  5,058   0.13%    0.95%  to   2.40%   -8.80% to   -6.10%
December 31, 2007       3 $ 9.97564 to  $ 9.97564 $     25   0.00%    2.00%  to   2.00%   -0.23% to   -0.23%

                            AST Investment Grade Bond Portfolio (available January 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2008  65,795 $10.69598 to  $10.80437 $706,744   0.00%    0.95%  to   2.05%    6.98% to    8.05%

                                      A68

                               At year ended                             For year ended
                   -------------------------------------  -----------------------------------------------
                                                   Net    Investment
                   Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                  AST Bond Portfolio 2018 (available January 28, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  2,046  $11.97274 to  $12.09377 $24,606   0.00%    1.30%  to   2.40%   19.75% to   20.95%

                                  AST Bond Portfolio 2019 (available January 28, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,619  $12.04125 to  $12.16291 $19,590   0.00%    1.30%  to   2.40%   20.44% to   21.64%

                               AST Global Real Estate Portfolio (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     27  $ 6.09375 to  $ 6.12807 $   164   0.00%    1.15%  to   2.40%  -40.11% to  -39.78%

                       AST Parametric Emerging Markets Equity Portfolio (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     97  $ 5.55599 to  $ 5.58718 $   540   0.00%    1.15%  to   2.40%  -44.99% to  -44.69%

                                AST Focus Four Plus Portfolio (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008    899  $ 7.44078 to  $ 7.49594 $ 6,721   0.00%    1.00%  to   2.65%  -25.58% to  -25.03%

                     Franklin Templeton VIP Founding Funds Allocation Fund (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  3,342  $ 6.60055 to  $ 6.67497 $22,207   4.54%    0.95%  to   2.65%  -34.50% to  -33.77%

                         AST Goldman Sachs Small-Cap Value Portfolio (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     71  $ 7.61489 to  $ 7.66279 $   545   0.00%    1.00%  to   2.40%  -24.10% to  -23.63%

                           AST CLS Growth Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,750  $ 6.65498 to  $ 6.73005 $11,717   0.03%    0.95%  to   2.65%  -34.10% to  -33.36%

                          AST CLS Moderate Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  3,073  $ 7.29981 to  $ 7.38211 $22,578   0.01%    0.95%  to   2.65%  -27.59% to  -26.77%

                         AST Horizon Growth Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,149  $ 7.09425 to  $ 7.17421 $ 8,203   0.01%    0.95%  to   2.65%  -29.84% to  -29.05%

                        AST Horizon Moderate Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  2,161  $ 7.56739 to  $ 7.65257 $16,459   0.01%    0.95%  to   2.65%  -24.99% to  -24.15%

                     AST Niemann Capital Growth Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008    746  $ 7.45897 to  $ 7.54313 $ 5,599   0.01%    0.95%  to   2.65%  -26.17% to  -25.34%

                                  ProFund VP Consumer Services (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      1  $ 7.01089 to  $ 7.02706 $    10   0.00%    2.00%  to   2.35%  -31.72% to  -31.56%

                              ProFund VP Consumer Goods Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      7  $ 7.65475 to  $ 7.69024 $    55   3.00%    1.30%  to   2.00%  -24.13% to  -23.78%

                                     ProFund VP Financials (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     36  $ 5.26042 to  $ 5.27796 $   192   2.57%    1.50%  to   2.00%  -49.35% to  -49.18%

                                     ProFund VP Healthcare (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     21  $ 8.29892 to  $ 8.35649 $   172   0.44%    1.30%  to   2.35%  -18.25% to  -17.69%

                                     ProFund VP Industrials (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      9  $ 6.06953 to  $ 6.10367 $    53   0.00%    1.50%  to   2.35%  -40.29% to  -39.96%

                                   ProFund VP Mid-Cap Growth (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      8  $ 6.18606 to  $ 6.21489 $    48   0.00%    1.30%  to   2.00%  -38.58% to  -38.30%

                                    ProFund VP Mid-Cap Value (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      5  $ 6.44994 to  $ 6.47989 $    32   0.00%    1.30%  to   2.00%  -36.69% to  -36.40%

                                     ProFund VP Real Estate (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     11  $ 5.50600 to  $ 5.52429 $    63   0.00%    1.50%  to   2.00%  -46.33% to  -46.15%

                                      A69

                             At year ended                            For year ended
                   ----------------------------------  -----------------------------------------------
                                                 Net   Investment
                   Units       Unit Value       Assets   Income   Expense Ratio**     Total Return***
                   (000s)  Lowest -- Highest    (000s)   Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ --------------------  ------ ---------- -----------------  ------------------
                                 ProFund VP Small-Cap Growth (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    6    $6.79469 to  $6.82623  $42     0.00%    1.30%  to   2.00%  -32.82% to  -32.50%

                                 ProFund VP Small-Cap Value (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    2    $7.18696 to  $7.19653  $15     0.00%    1.30%  to   1.50%  -29.74% to  -29.64%

                                ProFund VP Telecommunications (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    6    $7.23615 to  $7.27660  $40     0.00%    1.50%  to   2.35%  -29.60% to  -29.20%

                                    ProFund VP Utilities (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    5    $7.19947 to  $7.22327  $39     0.93%    1.50%  to   2.00%  -28.71% to  -28.47%

                                 ProFund VP Large-Cap Growth (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    1    $6.70176 to  $6.72390  $ 8     0.00%    1.50%  to   2.00%  -33.72% to  -33.50%

                                 ProFund VP Large-Cap Value (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    2    $6.25789 to  $6.28698  $15     2.52%    1.30%  to   2.00%  -38.90% to  -38.61%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2007 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

                                      A70

        A.  Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk changes are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  Administration Charge

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

Asset-Based
Charge Level Description of When Applicable
------------ -----------------------------------------------------------------------
      0.95%  Premier Bb Series - No Optional Benefits
      1.15%  Premier B Series - No Optional Benefits
      1.20%  Premier Bb Series with HAV
      1.30%  Premier Bb Series - with HD GRO
      1.35%  Discovery Choice Basic - No Optional Benefits
      1.40%  No Optional Benefits
              Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
              Discovery Preferred Variable Annuity (0.15% Admin and 1.25% M&E)
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version 1.70%
              Strategic Partners Plus Enhanced - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Advisor
      1.45%  Premier Bb Series with Combo or HDV or GMIB
      1.50%  No Optional Benefits
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
              Premier L Series
              Premier B Series with HD GRO
      1.52%  Strategic Partners Select GMDB with Step Up and Roll Up
      1.55%  Premier X Series - No Optional Benefits
             Premier Bb Series with LT5 or HD5
             Premier Bb Series with HD GRO and HAV
      1.60%  Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
      1.65%  No Optional Benefit
              Discovery Choice Enhanced
              Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with GMDB with Step Up and Roll Up
             Premier B Series with HDV
             Premier B Series with Roll-up & HAV
      1.70%  GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version

                                      A71

Asset-Based
Charge Level Description of When Applicable
------------ ------------------------------------------------------------------------------------------
             GMDB with-Greater of Roll Up and Step Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
             Premier Bb Series with SLT5 and GMIB and HAV
       1.75% Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
             Premier B Series with HD GRO and HAV
       1.80% Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
             Premier Bb Series with LT5 or HD5 and HAV
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
       1.85% GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier L Series with HD GRO
       1.90% Premier B Series with SLT5
             With HDV
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
             Premier X Series with HD GRO
       1.95% Premier Bb Series with GMIB and HDV or Combo
       2.00% Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Advisor
             Premier L Series with HDV
             Premier L Series with Roll-up & HAV
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
       2.05% Premier X Series with HDV
             Premier X Series with Roll-up & HAV
             Premier Bb Series with LT5 or HD5 and Combo or HDV
       2.10% Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
              Premier L Series
             Premier L Series with HD GRO and HAV

                                      A72

Asset-Based
Charge Level Description of When Applicable
------------ --------------------------------------------------------------------------------------------------
       2.15% With SLT5
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier X Series with LT5 or HD5
             Premier X Series with HD GRO and HAV
       2.20% Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
       2.25% Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
              Premier L Series
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
             Premier B Series with LT5 or HD5 and HDV
             Premier B Series with LT5 or HD5 and Roll-up & HAV
       2.30% Premier X Series with SLT5
             Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
       2.35% With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
       2.40% Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
             Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
             Roll Up
             Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Enhanced FlexElite with SLT5
             Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
       2.45% With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
       2.50% Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
       2.60% Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             With LT5 or HD5 and with HDV
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version

                                      A73

     Asset-Based
     Charge Level Description of When Applicable
     ------------ ---------------------------------------------------------
                  Premier L Series with LT5 or HD5 and HDV
                  Premier L Series with LT5 or HD5 and Roll-up & HAV
            2.65% Premier X Series with LT5 or HD5 and HDV
                  Premier X Series with LT5 or HD5 and Roll-up & HAV
            2.75% Strategic Partners Enhanced FlexElite with SLT5 with HDV

        C.  Withdrawal Charges

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-8%. The charge is assessed through the redemption of units.

        D.  Other Related Charges

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Lifetime Seven with Beneficiary Income Option, the fee is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Sub-accounts on a quarterly basis.

Note 8: Other

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

                                      A74

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 9, 2009

                                      A75

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2008 and 2007

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Financial Statements                                                                                        Page No.
--------------------                                                                                        --------

   Management's Annual Report on Internal Control Over Financial Reporting.................................  F - 2

   Report of Independent Registered Public Accounting Firm.................................................  F - 3

   Consolidated Financial Statements:......................................................................

   Consolidated Statements of Financial Position - December 31, 2008 and 2007..............................  F - 4

   Consolidated Statements of Operations and Comprehensive Income Years ended December 31, 2008, 2007 and
     2006..................................................................................................  F - 5

   Consolidated Statements of Stockholder's Equity Years ended December 31, 2008, 2007 and 2006............  F - 6

   Consolidated Statements of Cash Flows Years ended December 31, 2008, 2007 and 2006......................  F - 7

   Notes to Consolidated Financial Statements..............................................................  F - 8

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2008, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2008.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

This annual report does not include an attestation report of the company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the company to provide only management's report in this annual report.

March 16, 2009

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2008 and December 31, 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 16, 2009

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2008 and 2007 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                                        2008        2007
                                                                                                    -----------  -----------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2008--$4,865,526;
  2007--$4,470,186)................................................................................ $ 4,544,162  $ 4,509,969
Equity securities available for sale, at fair value (amortized cost, 2008--$28,015; 2007: $28,037).      16,872       30,107
Trading account assets.............................................................................       9,967        1,164
Policy loans.......................................................................................   1,001,518      961,054
Short term investments.............................................................................      76,195      119,606
Commercial loans...................................................................................     881,638      745,223
Other long term investments........................................................................      86,833       53,288
                                                                                                    -----------  -----------
   Total investments...............................................................................   6,617,185    6,420,411
Cash and cash equivalents..........................................................................     595,045       92,964
Deferred policy acquisition costs..................................................................   2,602,085    2,174,315
Accrued investment income..........................................................................      79,161       73,968
Reinsurance recoverables...........................................................................   3,043,662    1,599,910
Receivables from parent and affiliates.............................................................     190,576      155,990
Deferred sales inducements.........................................................................     269,310      215,057
Other assets.......................................................................................      24,005       15,932
Separate account assets............................................................................  17,574,530   24,609,488
                                                                                                    -----------  -----------
TOTAL ASSETS                                                                                        $30,995,559  $35,358,035
                                                                                                    ===========  ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances.................................................................... $ 6,322,008  $ 5,076,654
Future policy benefits and other policyholder liabilities..........................................   3,518,081    2,175,326
Cash collateral for loaned securities..............................................................     109,342      142,680
Securities sold under agreement to repurchase......................................................      44,371      272,803
Income taxes payable...............................................................................     477,591      484,107
Short term debt to affiliates......................................................................         100       55,863
Payables to parent and affiliates..................................................................      75,653       60,207
Other liabilities..................................................................................     146,142      207,491
Separate account liabilities.......................................................................  17,574,530   24,609,488
                                                                                                    -----------  -----------
Total liabilities                                                                                   $28,267,818  $33,084,619
                                                                                                    -----------  -----------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and
  outstanding).....................................................................................       2,500        2,500
Additional paid-in capital.........................................................................     815,664      455,664
Retained earnings..................................................................................   2,046,712    1,797,387
Accumulated other comprehensive income.............................................................    (137,135)      17,865
                                                                                                    -----------  -----------
Total stockholder's equity                                                                            2,727,741    2,273,416
                                                                                                    -----------  -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                                          $30,995,559  $35,358,035
                                                                                                    ===========  ===========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2008, 2007 and 2006 (in thousands)
--------------------------------------------------------------------------------

                                                                                                    2008        2007
                                                                                                 ----------  ----------
REVENUES

Premiums........................................................................................ $   76,794  $   61,469
Policy charges and fee income...................................................................    686,149     688,477
Net investment income...........................................................................    363,751     381,394
Realized investment gains/(losses), net.........................................................    206,206     (20,683)
Asset administration fees.......................................................................     24,903      24,439
Other income....................................................................................     28,783      24,928
                                                                                                 ----------  ----------

Total revenues                                                                                    1,386,586   1,160,024
                                                                                                 ----------  ----------

BENEFITS AND EXPENSES

Policyholders' benefits.........................................................................    339,148     111,034
Interest credited to policyholders' account balances............................................    213,371     208,768
General, administrative and other expenses......................................................    519,738     528,476
                                                                                                 ----------  ----------

Total benefits and expenses                                                                       1,072,257     848,278
                                                                                                 ----------  ----------

Income from operations before income taxes......................................................    314,329     311,746

Income taxes:
   Current......................................................................................   (126,180)      8,570
   Deferred.....................................................................................    191,184      55,842
                                                                                                 ----------  ----------
Total income tax expense........................................................................     65,004      64,412
                                                                                                 ----------  ----------
NET INCOME                                                                                          249,325     247,334
                                                                                                 ----------  ----------

Change in net unrealized investment (losses)/gains and changes in foreign currency translation,
  net of taxes..................................................................................   (155,000)     (7,397)
                                                                                                 ----------  ----------

COMPREHENSIVE INCOME                                                                             $   94,325  $  239,937
                                                                                                 ==========  ==========

                                                                                                   2006
                                                                                                 --------
REVENUES

Premiums........................................................................................ $ 43,516
Policy charges and fee income...................................................................  547,693
Net investment income...........................................................................  401,436
Realized investment gains/(losses), net.........................................................  (62,749)
Asset administration fees.......................................................................   18,338
Other income....................................................................................   18,207
                                                                                                 --------

Total revenues                                                                                    966,441
                                                                                                 --------

BENEFITS AND EXPENSES

Policyholders' benefits.........................................................................  120,049
Interest credited to policyholders' account balances............................................  212,288
General, administrative and other expenses......................................................  308,850
                                                                                                 --------

Total benefits and expenses                                                                       641,187
                                                                                                 --------

Income from operations before income taxes......................................................  325,254

Income taxes:
   Current......................................................................................   89,034
   Deferred.....................................................................................  (26,572)
                                                                                                 --------
Total income tax expense........................................................................   62,462
                                                                                                 --------
NET INCOME                                                                                        262,792
                                                                                                 --------

Change in net unrealized investment (losses)/gains and changes in foreign currency translation,
  net of taxes..................................................................................    6,662
                                                                                                 --------

COMPREHENSIVE INCOME                                                                             $269,454
                                                                                                 ========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2008, 2007 and 2006 (in thousands)
--------------------------------------------------------------------------------

                                                                                                  Total
                                                                        Foreign       Net      Accumulated
                                               Additional              Currency   Unrealized      Other         Total
                                        Common  Paid-in-   Retained   Translation Investment  Comprehensive Stockholder's
                                        Stock   Capital    Earnings   Adjustments Gains(Loss) Income (Loss)    Equity
                                        ------ ---------- ----------  ----------- ----------- ------------- -------------
Balance, January 1, 2006                $2,500  $454,670  $1,590,441     $  --     $  18,600    $  18,600    $2,066,211

Net income.............................     --        --     262,792        --            --           --       262,792
Stock-based compensation programs......     --        (1)         --        --            --           --            (1)
Contributed Capital....................     --      (142)         --        --            --           --          (142)
Change in foreign currency translation
  adjustments, net of taxes............     --        --          --       167            --          167           167
Change in net unrealized investment
  gains, net of taxes..................     --        --          --        --         6,495        6,495         6,495
                                        ------  --------  ----------     -----     ---------    ---------    ----------
Balance, December 31, 2006              $2,500  $454,527  $1,853,233     $ 167     $  25,095    $  25,262    $2,335,522

Net income.............................                      247,334                                            247,334
Contributed Capital....................     --     1,137          --        --            --           --         1,137
Dividend to Parent.....................     --        --    (300,000)       --            --           --      (300,000)
Cumulative effect of changes in
  accounting principles, net of taxes..     --        --      (3,180)       --            --           --        (3,180)
Change in foreign currency translation
  adjustments, net of taxes                 --        --          --       462            --          462           462
Change in net unrealized investment
  (losses), net of taxes...............     --        --          --        --        (7,859)      (7,859)       (7,859)
                                        ------  --------  ----------     -----     ---------    ---------    ----------
Balance, December 31, 2007              $2,500  $455,664  $1,797,387     $ 629     $  17,236    $  17,865    $2,273,416

Net income.............................                      249,325                                            249,325
Contributed Capital....................     --   360,000          --        --            --           --       360,000
Change in foreign currency translation
  adjustments, net of taxes                 --        --          --      (477)           --         (477)         (477)
Change in net unrealized investment
  (losses), net of taxes...............     --        --          --        --      (154,523)    (154,523)     (154,523)
                                        ------  --------  ----------     -----     ---------    ---------    ----------
Balance, December 31, 2008              $2,500  $815,664  $2,046,712     $ 152     $(137,287)   $(137,135)   $2,727,741
                                        ======  ========  ==========     =====     =========    =========    ==========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows
Years Ended December 31, 2008, 2007 and 2006 (in thousands)
--------------------------------------------------------------------------------

                                                                                             2008         2007         2006
                                                                                         -----------  -----------  -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income.............................................................................. $   249,325  $   247,334  $   262,792
Adjustments to reconcile net income to net cash from (used in) operating activities:
   Policy charges and fee income........................................................    (207,498)    (212,764)    (106,310)
   Interest credited to policyholders' account balances.................................     213,371      208,768      212,288
   Realized investment (gains)/losses, net..............................................    (206,206)      20,683       62,749
   Amortization and other non-cash items................................................      (5,505)      (1,786)       8,292
   Change in:...........................................................................
       Future policy benefits and other insurance liabilities...........................   1,331,959      410,521      318,680
       Reinsurance recoverable..........................................................  (1,104,127)    (378,931)    (275,898)
       Accrued investment income........................................................      (5,193)        (379)      21,415
       Receivables from parent and affiliates...........................................     (30,500)     (12,663)       3,427
       Payables to parent and affiliates................................................      15,446       30,780        6,981
       Deferred policy acquisition costs................................................    (163,154)    (204,979)    (306,973)
       Income taxes payable.............................................................      76,532       34,505       16,744
       Deferred sales inducements.......................................................     (54,253)     (33,879)     (43,566)
       Other, net.......................................................................    (121,669)    (131,522)      17,464
                                                                                         -----------  -----------  -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES                                               (11,472)     (24,312)     198,085
                                                                                         -----------  -----------  -----------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
   Proceeds from the sale/maturity/prepayment of:.......................................
       Fixed maturities available for sale..............................................   1,485,142    2,051,195    5,267,761
       Policy loans.....................................................................     110,856      105,043       99,553
       Commercial loans.................................................................      20,553       30,954       52,131
       Equity securities................................................................         (47)         541        1,873
   Payments for the purchase of:........................................................
       Fixed maturities available for sale..............................................  (2,019,688)  (1,668,443)  (4,060,433)
       Policy loans.....................................................................    (109,096)    (110,683)     (96,587)
       Commercial loans.................................................................    (126,892)    (269,135)    (292,232)
   Notes receivable from parent and affiliates, net.....................................      (8,687)     (34,801)     (28,465)
   Other long term investments, net.....................................................     (18,146)     (34,930)     (19,230)
   Short term investments, net..........................................................      43,490      (22,550)      16,691
                                                                                         -----------  -----------  -----------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES                                              (622,515)      47,191      941,062
                                                                                         -----------  -----------  -----------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
   Policyholders' account deposits......................................................   3,180,720    3,057,251    2,716,760
   Policyholders' account withdrawals...................................................  (2,084,535)  (3,464,702)  (3,128,127)
   Net change in securities sold under agreement to repurchase and cash collateral for
     loaned securities..................................................................    (261,770)     267,275     (278,026)
   Dividend to parent...................................................................          --     (300,000)          --
   Contributed capital..................................................................     360,000           --           --
   Net change in financing arrangements (maturities 90 days or less)....................     (58,347)      25,062     (122,565)
                                                                                         -----------  -----------  -----------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES                                             1,136,068     (415,114)    (811,958)
                                                                                         -----------  -----------  -----------
   Net increase (decrease) in cash and cash equivalents.................................     502,081     (392,235)     327,189
   Cash and cash equivalents, beginning of year.........................................      92,964      485,199      158,010
                                                                                         -----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                                   $   595,045  $    92,964  $   485,199
                                                                                         ===========  ===========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION

   Income taxes (refunded) paid......................................................... $   (11,525) $    29,905  $    45,715
                                                                                         -----------  -----------  -----------
   Interest paid........................................................................ $       573  $       590  $     2,788
                                                                                         -----------  -----------  -----------

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company, or "the Company," is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Note 13 to the Consolidated Financial Statements.

The Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, "PLNJ," and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company see Note 13 to the Consolidated Financial Statements. All financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America or "Prudential Insurance", an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, "the date of demutualization," Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or "Prudential Financial."

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in manufacturing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, "GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)."

Trading account assets, includes invested assets that support certain products, , which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)." The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in "Realized investment (losses), net."

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Other long term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on and other loans, fair value changes on commercial mortgage loans carried at fair value, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); (3) the Company's ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts its best estimate of the prospective future cash flows of the security to determine if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security's fair value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment, based upon reasonably estimable cash flow is greater than the carrying value of the investment after the impairment.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These acquisition costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred policy acquisition costs ("DAC").

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance's agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges and the performance of hedging programs based on historical and anticipated future experience, which is updated periodically. We continue to derive our future rate of return assumptions using a reversion to the mean approach, a common industry practice. Under this approach, we consider actual returns over a period of time and initially adjust future projected returns so that the assets grow at the expected rate of return for the entire period. However, beginning in the fourth quarter of 2008, the projected future rate of return calculated using the reversion to the mean approach was greater than 10.9% on variable life products and 10.5% on variable annuity products, our maximum future rate of return assumption. As a result, we utilized the maximum future rate of return, thereby limiting the impact of the reversion to the mean, and further decreasing our estimate of total gross profits. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

DAC related to term insurance are amortized over the initial level premium period for Term Elite/Essential business issued before April 2005 and 30 years for the business sold since April 2005.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company has adopted Statement of Position ("SOP") 05-1 "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" on
January 1, 2007. See "New Accounting Pronouncements."

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Consolidated Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities represent the contractholder's account balance in separate account assets . See Note 8 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. They are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances.

Other assets, and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity products, expected mortality and morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns.

Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 8, and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 8. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

Amounts received as payment for interest-sensitive individual life contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset administration fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded within "Other long term investments," in the Statement of Financial Position except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), or (4) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2008, 2007 and 2006 derivatives qualifying for hedge accounting were not material.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in "Realized investment gains (losses), net." When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount that is more likely than not to to be realized.

New Accounting Pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20." This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active." This FSP clarifies the application of SFAS No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. The FSP is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective September 30, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees" an amendment of FASB Statement No. 133 and FASB Interpretation No. 45. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk;
(b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative's fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee's performance risk. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" an amendment of SFAS No. 133. This statement amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company will adopt this guidance effective January 1, 2009. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In February 2008, the FASB issued FSP FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions." The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. The Company will adopt this guidance effective January 1, 2009. The Company is currently assessing the impact of this FSP on the Company's consolidated financial position and results of operations.

In February 2008, the FASB issued FSP FAS 157-2, "Effective Date of FASB Statement No. 157." This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). FSP FAS 157-2 delays the effective date of SFAS No. 157 for these items to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company will adopt this guidance effective January 1, 2009. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, "Hedging--General: Issues Involving the Application of the Shortcut Method under Paragraph 68." Implementation Issue No. E23 amends Statement No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This implementation guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance effective January 1, 2008 did not have a material effect on the Company's consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements." SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. The Company will adopt this guidance effective January 1, 2009. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations, but will affect financial statement presentation and disclosure.

In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company has adopted this guidance effective January 1, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." The interpretations in this SAB express the Staff's views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company's method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

could change current practices in determining fair value. The Company has adopted this guidance effective January 1, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In June 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. See Note 7 for details regarding the adoption of this pronouncement.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments." This statement also eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has relied upon this exception for certain investments that the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $2.5 million.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                                    2008
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  Unrealized Unrealized   Fair
                                                                                   Cost       Gains      Losses     Value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities, available for sale
   U.S. Treasury securities and obligations of U.S. government authorities and
     agencies................................................................... $  147,879  $ 7,848    $    101  $  155,626
   Obligations of U.S. States, and political subdivisions.......................    114,375    3,449         352     117,472
   Foreign government bonds.....................................................     30,633    3,156         204      33,585
   Asset-backed securities(1)...................................................    696,441   14,357      83,242     627,556
   Commercial mortgage-backed securities........................................    525,257      193      88,187     437,263
   Residential mortgage-backed securities(2)....................................    692,082   29,970       3,868     718,184
   Corporate securities.........................................................  2,658,859   25,771     230,154   2,454,476
                                                                                 ----------  -------    --------  ----------
Total fixed maturities, available for sale...................................... $4,865,526  $84,744    $406,108  $4,544,162
                                                                                 ----------  -------    --------  ----------
Equity securities, available for sale........................................... $   28,015  $    11    $ 11,154  $   16,872
                                                                                 ==========  =======    ========  ==========

--------
(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

                                                                                                    2007
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  Unrealized Unrealized   Fair
                                                                                   Cost       Gains      Losses     Value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities, available for sale
   U.S. Treasury securities and obligations of U.S. government authorities and
     agencies................................................................... $  123,058  $ 1,923    $    --   $  124,981
   Obligations of U.S. States, and political subdivisions.......................    121,405    3,445        125      124,725
   Foreign government bonds.....................................................     40,632    5,447         --       46,079
   Asset-backed securities......................................................    665,332    3,291     22,666      645,957
   Commercial mortgage-backed securities........................................    507,596    6,242        699      513,139
   Residential mortgage-backed securities.......................................    550,536   12,669        480      562,725
   Corporate securities.........................................................  2,461,627   52,496     21,760    2,492,363
                                                                                 ----------  -------    -------   ----------
Total fixed maturities, available for sale...................................... $4,470,186  $85,513    $45,730   $4,509,969
                                                                                 ----------  -------    -------   ----------
Equity securities, available for sale........................................... $   28,037  $ 2,072    $     2   $   30,107
                                                                                 ==========  =======    =======   ==========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2008 is shown below:

                                                  Available for sale
                                                 ---------------------
                                                 Amortized    Fair
                                                   Cost       Value
                                                 ---------- ----------
                                                    (in thousands)
         Due in one year or less................ $  311,600 $  310,516
         Due after one year through five years..  1,408,878  1,344,350
         Due after five years through ten years.    847,918    754,258
         Due after ten years....................    383,350    352,033
         Residential mortgage-backed securities.    692,082    718,185
         Commercial mortgage-backed securities..    525,257    437,263
         Asset-backed securities................    696,441    627,557
                                                 ---------- ----------
         Total.................................. $4,865,526 $4,544,162
                                                 ========== ==========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Proceeds from the sale of fixed maturities available for sale during 2008, 2007, and 2006, were $1,070 million, $1,488 million, and $4,378 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2008, 2007, and 2006, were $416 million, $554 million, and $781 million, respectively. Gross gains of $14 million, $14 million, and $16 million and gross losses of $7 million, $6 million, and $74 million were realized on those sales during 2008, 2007, and 2006, respectively.

Other Long term Investments and Trading Account Assets

The following table provides information relating to other long term investments and trading account assets as of December 31:

                                                      2008     2007
                                                     ------- --------
                                                      (in thousands)
          Company's investment in Separate accounts. $41,982 $ 46,028
          Joint ventures and limited partnerships...  39,671   27,757
          Derivatives...............................   5,180  (20,497)
                                                     ------- --------
          Total other long- term investments........ $86,833 $ 53,288
                                                     ------- --------
          Trading account assets.................... $ 9,967 $  1,164
                                                     ======= ========

The Company's share of net income from the joint ventures was $2.8 million, $2.0 million, and $0.4 million for each of the years ended December 31, 2008, 2007, and 2006, respectively, and is reported in "Net investment income."

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                  2008      2007      2006
                                                --------  --------  --------
                                                       (in thousands)
   Fixed maturities, available for sale........ $269,498  $283,526  $322,832
   Policy loans................................   53,073    50,776    48,493
   Commercial loans............................   49,786    37,174    22,662
   Short term investments and cash equivalents.   10,142    25,064    25,564
   Other.......................................   (1,181)    7,213     7,258
                                                --------  --------  --------
   Gross investment income.....................  381,318   403,753   426,809
      Less: investment expenses................  (17,567)  (22,359)  (25,373)
                                                --------  --------  --------
   Net investment income....................... $363,751  $381,394  $401,436
                                                ========  ========  ========

Realized investment gains/ (losses), net including charges for other than temporary impairments, for the years ended December 31, were from the following sources:

                                                2008      2007      2006
                                              --------  --------  --------
                                                     (in thousands)
     Fixed maturities, available for sale.... $(50,358) $  5,159  $(59,482)
     Derivatives.............................  260,027   (24,926)   (2,437)
     Commercial loans........................   (3,656)   (1,077)   (1,168)
     Equity securities, available for sale...      (22)      159       340
     Other...................................      215         2        (2)
                                              --------  --------  --------
     Realized investment (losses)/gains, net. $206,206  $(20,683) $(62,749)
                                              ========  ========  ========

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities during 2008, 2007 and 2006 were $58 million, $3 million, and $1 million, respectively.

Commercial Loans

The Company's commercial loans are comprised as follows as at December 31:

                                                    2008                  2007
                                            --------------------  --------------------
                                                Amount     % of       Amount     % of
                                            (in thousands) Total  (in thousands) Total
                                            -------------- -----  -------------- -----
Commercial mortgage loans by property type
Industrial buildings.......................    $199,366     22.6%    $178,873     23.9%
Retail stores..............................     163,289     18.5%     119,528     15.9%
Apartment complexes........................     147,744     16.8%     129,559     17.3%
Office buildings...........................     159,606     18.1%     131,557     17.5%
Agricultural properties....................      66,518      7.5%      67,049      8.9%
Other......................................     145,198     16.5%     123,174     16.5%
                                               --------    -----     --------    -----
Total collateralized loans.................     881,721    100.0%     749,740    100.0%
                                                           =====                 =====
Valuation allowance........................      (8,173)               (4,517)
                                               --------              --------
Total net collateralized loans.............     873,548               745,223
                                               --------              --------
Total other uncollaterized loans...........       8,090                    --
Total commercial loans and other loans.....    $881,638              $745,223
                                               ========              ========

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (22%) and New Jersey (12%) at December 31, 2008.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                   2008   2007   2006
                                                  ------ ------ ------
                                                     (in thousands)
         Allowance for losses, beginning of year. $4,517 $3,438 $2,270
         Addition of allowance for losses........  3,656  1,079  1,168
                                                  ------ ------ ------
         Allowance for losses, end of year....... $8,173 $4,517 $3,438
                                                  ====== ====== ======

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss), net of tax." Changes in these amounts include reclassification adjustments to exclude from "Accumulated other comprehensive income (loss), net of tax" those items that are included as part of "Net income" for a period that also had been part of "Accumulated other comprehensive income (loss), net of tax" in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:





                                                                                 Deferred                   Deferred
                                                                 Net Unrealized   Policy    Policyholders' Income Tax
                                                                 Gains (Losses) Acquisition    Account     (Liability)
                                                                 on Investments    Costs       Balances      Benefit
                                                                 -------------- ----------- -------------- -----------
                                                                                            (in thousands)
Balance, January 1, 2006........................................    $ 47,049     $(27,544)     $10,105      $(11,010)

Net investment gains on investments arising during the
  period........................................................      76,107           --           --       (27,198)
Reclassification adjustment for gains included in net income....     (59,142)          --           --        20,700
Impact of net unrealized investment (losses) on deferred policy
  acquisition costs.............................................          --      (10,546)          --         3,691
Impact of net unrealized investment losses on Policyholders'
  account balances..............................................          --           --        4,435        (1,552)
                                                                    --------     --------      -------      --------
Balance, December 31, 2006......................................    $ 64,014     $(38,090)     $14,540      $(15,369)

Net investment (losses) on investments arising during the
  period........................................................     (25,373)          --           --         8,279
Reclassification adjustment for (losses) included in net
  income........................................................       5,319           --           --        (1,862)
Impact of net unrealized investment gains on deferred policy
  acquisition costs.............................................          --       13,071           --        (4,575)
Impact of net unrealized investment gains on Policyholders'
  account balances..............................................          --           --       (4,182)        1,464
                                                                    --------     --------      -------      --------
Balance, December 31, 2007......................................    $ 43,960     $(25,019)     $10,358      $(12,063)

                                                                  Accumulated
                                                                     Other
                                                                 Comprehensive
                                                                 Income (Loss)
                                                                 Related to Net
                                                                   Unrealized
                                                                   Investment
                                                                 Gains (Losses)
                                                                 --------------

Balance, January 1, 2006........................................    $ 18,600

Net investment gains on investments arising during the
  period........................................................      48,909
Reclassification adjustment for gains included in net income....     (38,442)
Impact of net unrealized investment (losses) on deferred policy
  acquisition costs.............................................      (6,855)
Impact of net unrealized investment losses on Policyholders'
  account balances..............................................       2,883
                                                                    --------
Balance, December 31, 2006......................................    $ 25,095

Net investment (losses) on investments arising during the
  period........................................................     (17,094)
Reclassification adjustment for (losses) included in net
  income........................................................       3,457
Impact of net unrealized investment gains on deferred policy
  acquisition costs.............................................       8,496
Impact of net unrealized investment gains on Policyholders'
  account balances..............................................      (2,718)
                                                                    --------
Balance, December 31, 2007......................................    $ 17,236

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Net investment (losses) on investments arising during the period           (325,480)       --        --   113,648   (211,832)
Reclassification adjustment for (losses) included in net income..........   (50,380)       --        --    17,633    (32,747)
Impact of net unrealized investment gains on deferred policy acquisition
  costs..................................................................        --   264,616        --   (92,616)   172,000
Impact of net unrealized investment gains on policyholders' account
  balances...............................................................        --        --  (126,068)   44,124    (81,944)
                                                                          ---------  -------- ---------  --------  ---------

Balance, December 31, 2008                                                $(331,900) $239,597 $(115,710) $ 70,726  $(137,287)
                                                                          =========  ======== =========  ========  =========

The table below presents net unrealized gains/(losses) on investments by asset class at December 31,

                                                  2008     2007    2006
                                               ---------  ------- -------
                                                     (in thousands)
       Fixed maturities, available for sale... $(321,364) $39,782 $60,760
       Other long term investments............   (10,536)   4,178   3,254
                                               ---------  ------- -------
       Unrealized gains/losses on investments. $(331,900) $43,960 $64,014
                                               =========  ======= =======

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2008 and 2007 respectively:

                                                          Less than twelve       Twelve months
                                                               months               or more               Total
                                                        --------------------- ------------------- ---------------------
                                                          Fair     Unrealized  Fair    Unrealized   Fair     Unrealized
                                                          Value      Losses    Value     Losses     Value      Losses
                                                        ---------- ---------- -------- ---------- ---------- ----------
                                                                                (in thousands)
Fixed maturities, available for sale: 2008

U.S. Treasury securities and obligations of U.S.
  government authorities and agencies.................. $   22,796  $    101  $     --  $     --  $   22,796  $    101
Obligations of U.S. States, and political subdivisions.     23,989       352                          23,989       352
Foreign government bonds...............................      4,891       204        --        --       4,891       204
Corporate securities...................................  1,467,078   154,683   258,113    75,471   1,725,191   230,154
Residential mortgage-backed securities.................     13,575     1,446     9,732     2,422      23,307     3,868
Commercial mortgage-backed securities..................    321,414    55,557   111,996    32,630     433,410    88,187
Asset-backed securities................................    425,154    54,640   111,181    28,602     536,335    83,242
                                                        ----------  --------  --------  --------  ----------  --------

Total fixed maturities, available for sale............. $2,278,897  $266,983  $491,022  $139,125  $2,769,919  $406,108
                                                        ==========  ========  ========  ========  ==========  ========
Equity Securities, available for sale: 2008............ $   15,842  $ 11,154        --        --  $   15,842  $ 11,154
                                                        ==========  ========  ========  ========  ==========  ========

Fixed maturities, available for sale: 2007

U.S. Treasury securities and obligations of U.S.
  government authorities and agencies.................. $  122,706  $     --  $    350  $     --  $  123,056  $     --
Obligations of U.S. States, and political subdivisions.    118,724        11     2,557       113     121,281       124
Foreign government bonds...............................     40,632        --        --        --      40,632        --
Corporate securities...................................  2,096,194    11,824   343,673     9,937   2,439,867    21,761
Residential mortgage-backed securities.................    529,566        60    20,489       420     550,055       480

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Commercial mortgage-backed securities.......    499,449     696    7,448       4    506,897     700
Asset-backed securities.....................    477,664  18,395  165,002   4,272    642,666  22,667
                                             ---------- ------- -------- ------- ---------- -------

Total fixed maturities, available for sale.. $3,884,935 $30,986 $539,519 $14,746 $4,424,454 $45,732
                                             ---------- ------- -------- ------- ---------- -------
Equity securities, available for sale: 2007. $   28,035 $     2       --      -- $   28,035 $     2
                                             ========== ======= ======== ======= ========== =======

As of December 31, 2008, unrealized gains (losses) on fixed maturities and equity securities was comprised of $417 million of gross unrealized losses and $85 million of gross unrealized gains. Gross unrealized losses includes $139 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

As of December 31, 2007, unrealized gains (losses) on fixed maturities and equity securities was comprised of $46 million of gross unrealized losses and $85 million of gross unrealized gains. Gross unrealized losses includes $15 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2008 and 2007, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $152 million and $408 million, respectively.

Fixed maturities of $4 million at December 31, 2008 and 2007 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2008        2007        2006
                                                         ----------  ----------  ----------
                                                                   (in thousands)
Balance, beginning of year.............................. $2,174,315  $1,959,431  $1,663,003
Capitalization of commissions, sales and issue expenses.    471,771     490,422     383,410
Amortization............................................   (308,617)   (285,443)    (76,436)
Change in unrealized investment gains/(losses)..........    264,616      13,071     (10,546)
Impact of adoption of SOP 05-1..........................         --      (3,166)         --
                                                         ----------  ----------  ----------
Balance, end of year.................................... $2,602,085  $2,174,315  $1,959,431
                                                         ==========  ==========  ==========

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or "PARCC," discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization in the above table amounted to $126 million, $123 million and $85 million in 2008, 2007 and 2006 respectively. Amortization amounted to $22 million, $16 million and $16 million in 2008, 2007 and 2006 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


5. POLICYHOLDERS' LIABILITIES


Future policy benefits at December 31, are as follows:

                                                       2008       2007
                                                    ---------- ----------
                                                       (in thousands)
      Life insurance--domestic..................... $1,757,415 $1,390,687
      Life insurance--Taiwan.......................    701,160    650,384
      Individual and group annuities...............     51,366     49,625
      Policy claims and other contract liabilities.  1,008,140     84,630
                                                    ---------- ----------
      Total future policy benefits................. $3,518,081 $2,175,326
                                                    ========== ==========

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of
(1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.06% to 14.75%, with approximately 20.02% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 1.17% to 6.08%.

Policyholders' account balances at December 31, are as follows:

                                                    2008       2007
                                                 ---------- ----------
                                                    (in thousands)
          Interest-sensitive life contracts..... $3,689,624 $3,244,881
          Individual annuities..................  2,085,002  1,348,884
          Guaranteed interest accounts..........    272,934    245,156
          Dividend accumulations and other......    274,448    237,733
                                                 ---------- ----------
          Total policyholders' account balances. $6,322,008 $5,076,654
                                                 ========== ==========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 4.00% to 6.60% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.06% to 11.00%, with less than 1.00% of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 6.25%. Interest crediting rates range from 1.00% to 6.23% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Captive Company "PARCC", Universal Prudential Arizona Reinsurance Captive "UPARC" and Pruco Reinsurance, Ltd. "Pruco Re", in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


6. REINSURANCE (continued)


During 2008, the Company entered into two new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Seven ("HD7") and Spousal Highest Daily Lifetime Seven ("SHD7") benefit features sold on certain of its annuities. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Guaranteed Return Option ("HD GRO") benefit feature sold on certain of its annuities.

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its Lifetime Five benefit ("LT5") feature sold on certain of its annuities. The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on certain new business with issue dates from March 15, 2005 to May 5, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold from March 15, 2005 to May 5, 2005 that was previously reinsured to Prudential Insurance.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re. providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Effective October 1, 2006, the Company entered into an agreement to reinsure its universal life policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                     2008        2007        2006
                                                  ----------  ----------  ----------
                                                            (in thousands)
Gross premiums and policy charges and fee income. $1,717,526  $1,604,200  $1,279,125
Reinsurance ceded................................   (954,583)   (854,254)   (687,916)
                                                  ----------  ----------  ----------
Net premiums and policy charges and fee income...    762,943     749,946     591,209
                                                  ----------  ----------  ----------

Policyholders' benefits ceded.................... $  496,280  $  434,522  $  362,945
                                                  ----------  ----------  ----------
Realized capital gains ceded, net................ $1,059,476  $   35,557  $   16,100
                                                  ----------  ----------  ----------

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

In 2008 reinsurance ceded included a $49 million benefit from an adjustment due to an overpayment to an affiliate in prior periods.

Realized capital gains ceded include the reinsurance of the Company's derivatives under SFAS No. 133. Changes in the fair value of the derivatives are recognized through "Realized investment gains". The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


6. REINSURANCE (continued)


Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                    2008       2007
                                                 ---------- ----------
                                                    (in thousands)
          Domestic life insurance--affiliated... $2,340,962 $  947,616
          Domestic life insurance--unaffiliated.      1,540      1,910
          Taiwan life insurance--affiliated.....    701,160    650,384
                                                 ---------- ----------
                                                 $3,043,662 $1,599,910
                                                 ========== ==========

Substantially all reinsurance contracts are with affiliates as of December 31, 2008 and 2007. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in-force at December 31, were as follows:

                                      2008           2007           2006
                                 -------------  -------------  -------------
                                                (in thousands)
  Gross life insurance in-force. $ 450,675,048  $ 388,072,515  $ 307,804,610
  Reinsurance Ceded.............  (405,820,776)  (346,204,265)  (271,758,791)
                                 -------------  -------------  -------------
  Net life insurance in-force... $  44,854,272  $  41,868,250  $  36,045,819
                                 =============  =============  =============

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

                                                         2008      2007     2006
                                                      ---------  -------  --------
                                                             (in thousands)
Current tax (benefit) expense:
   U.S............................................... $(126,180) $ 8,570  $ 89,030
   Foreign...........................................        --       --         4
                                                      ---------  -------  --------
Total................................................  (126,180)   8,570    89,034
                                                      ---------  -------  --------

Deferred tax expense (benefit):
   U.S...............................................   191,184   55,842   (26,572)
                                                      ---------  -------  --------
Total................................................   191,184   55,842   (26,572)
                                                      ---------  -------  --------

Total income tax expense on income from operations... $  65,004  $64,412  $ 62,462
   Other comprehensive (loss) income.................   (83,046)  (3,062)    4,454
   Cumulative effect of changes in accounting policy.        --     (693)       --
                                                      ---------  -------  --------
Total income tax expense on income from operations... $ (18,042) $60,657  $ 66,916
                                                      =========  =======  ========

The Company's income (loss) from continuing operations before income taxes includes income from domestic operations of $314.3 million, $311.7 million and $325.2 million, and no income from foreign operations for the years ended December 31, 2008, 2007 and 2006, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


7. INCOME TAXES (continued)

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                      2008      2007      2006
                                                    --------  --------  --------
                                                           (in thousands)
Expected federal income tax expense................ $110,015  $109,111  $113,839
Non taxable investment income......................  (43,914)  (45,952)  (47,030)
Tax credits........................................   (4,974)   (5,203)   (7,770)
Other..............................................    3,877     6,456     3,423
                                                    --------  --------  --------
Total income tax expense on income from operations. $ 65,004  $ 64,412  $ 62,462
                                                    ========  ========  ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                     2008     2007
                                                   -------- --------
                                                    (in thousands)
           Deferred tax assets
              Insurance reserves.................. $202,239 $124,182
              Net unrealized losses on securities.  113,853       --
              Investments.........................       --   15,371
              Other...............................   30,506   10,147
                                                   -------- --------
              Deferred tax assets.................  346,598  149,700
                                                   -------- --------

           Deferred tax liabilities
              Deferred acquisition costs..........  710,583  582,578
              Investments.........................  195,900       --
              Net unrealized gains on securities..       --   17,801
              Other...............................      575    1,643
                                                   -------- --------
              Deferred tax liabilities............  907,058  602,022
                                                   -------- --------

           Net deferred tax liability............. $560,460 $452,322
                                                   ======== ========

As of December 31, 2008, the Company had no ordinary or capital losses or tax credits that are available to reduce taxes in future years.

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2008, 2007 and 2006.

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in an increase to the Company's income tax liability and a decrease to retained earnings of $0.7 million as of January 1, 2007.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


7. INCOME TAXES (continued)

The Company's unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2008 are as follows:


                                                                                     Unrecognized tax
                                                                                     benefits prior to
                                                                                           2002
                                                                                     -----------------

Amounts as of January 1, 2007.......................................................      $45,118

(Decreases) in unrecognized tax benefits taken in a prior period....................            0
Increases in unrecognized tax benefits taken in a prior period......................            0

Amounts as of December 31, 2007.....................................................      $45,118

Increases in unrecognized tax benefits taken in a prior period......................            0
(Decreases) in unrecognized tax benefits taken in a prior period....................            0

Amount as of December 31, 2008......................................................      $45,118

Unrecognized tax benefits that, if recognized, would favorably impact the effective
  rate as of December 31, 2007......................................................      $45,118

Unrecognized tax benefits that, if recognized, would favorably impact the effective
  rate as of December 31, 2008......................................................      $45,118

                                                                                     Unrecognized
                                                                                     tax benefits Total unrecognized
                                                                                       2002 and    tax benefits all
                                                                                       forward          years
                                                                                     ------------ ------------------
                                                                                     (in thousands)
Amounts as of January 1, 2007.......................................................    $6,608         $51,726

(Decreases) in unrecognized tax benefits taken in a prior period....................     (826 )           (826)
Increases in unrecognized tax benefits taken in a prior period......................         0               0

Amounts as of December 31, 2007.....................................................    $5,782         $50,900

Increases in unrecognized tax benefits taken in a prior period......................       297             297
(Decreases) in unrecognized tax benefits taken in a prior period....................         0               0

Amount as of December 31, 2008......................................................    $6,079         $51,197

Unrecognized tax benefits that, if recognized, would favorably impact the effective
  rate as of December 31, 2007......................................................    $    0         $45,118

Unrecognized tax benefits that, if recognized, would favorably impact the effective
  rate as of December 31, 2008......................................................    $    0         $45,118

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. The Company recognized $1.2 and $0.7 million in the statement of operations during 2008 and 2007, respectively and recognized $6.0 and $4.8 million in liabilities in the statement of financial position in 2008 and 2007 respectively, for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service, or IRS, or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 and 2003 tax years is set to expire in 2009. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months. Taxable years 2004 through 2008 are still open for IRS examination.

On January 26, 2006, the IRS officially closed the audit of the Company's consolidated federal income tax returns for the 1997 to 2001 periods. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In August 2007, the IRS issued Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the dividend received deduction, or DRD, related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2007 or 2008 results.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


7. INCOME TAXES (continued)

In December 2006, the IRS completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. Within the table above, reconciling the Company's effective tax rate to the expected amount determined using the federal statutory rate of 35%, the DRD was the primary component of the non-taxable investment income in recent years. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 years, the Company has agreed to such adjustment. Nevertheless, the Company believes that its return position is technically correct. Therefore, the Company intends to file a protective refund claim to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. The report, with the adjustment, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received. The statute of limitations for these years will close on December 31, 2009. These activities had no impact on the Company's 2007 or 2008 results.

In January 2007, the IRS began an examination of the consolidated U.S. federal income tax years 2004 through 2006. For the consolidated U.S. federal income tax years 2007 and 2008, the Company participated in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during the 2007 and 2008 tax years in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management's expectation this program will shorten the time period between the Company's filing of its federal income tax return and the IRS's completion of its examination of the return.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods. The company also offers an enhanced withdrawal benefit should a contractholder not be able to perform normal activities of daily living.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2008 and 2007 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2008 and 2007, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                                                December 31, 2008
                                                                     ----------------------------------------
                                                                                           At Annuitization /
                                                                     In the Event of Death  Accumulation (1)
                                                                     --------------------- ------------------
Variable Annuity Contracts                                                        (in thousands)
          Return of net deposits....................................
          Account value.............................................      $ 4,851,040                 N/A
          Net amount at risk........................................      $   812,387                 N/A
          Average attained age of contractholders...................         62 years                 N/A

          Minimum return or contract value..........................
          Account value.............................................      $ 7,786,709         $ 6,509,124
          Net amount at risk........................................      $ 3,648,143         $ 1,288,590
          Average attained age of contractholders...................         66 years            62 years
         Average period remaining until earliest expected
            annuitization...........................................              N/A           3.2 years
--------
(1)Includes income and withdrawal benefits as described herein

                                                                       Unadjusted Value      Adjusted Value
Market value adjusted annuities                                      --------------------- ------------------
       Account value................................................      $   205,546         $   206.669

                                                                       December 31, 2008   December 31, 2007
                                                                     --------------------- ------------------
                                                                              In the Event of Death
                                                                     ----------------------------------------
Variable Life, Variable Universal Life and Universal Life Contracts               (in thousands)
          No Lapse Guarantees.......................................
          Separate account value....................................      $ 1,602,802         $ 2,194,765
          General account value.....................................      $ 1,216,324         $   976,679
       Net amount at risk...........................................      $45,408,328         $43,309,645
          Average attained age of contractholders...................         50 years            48 years

                                                                                December 31, 2007
                                                                     ----------------------------------------
                                                                                           At Annuitization /
                                                                     In the Event of Death  Accumulation (1)
                                                                     --------------------- ------------------
Variable Annuity Contracts                                                        (in thousands)
          Return of net deposits....................................
          Account value.............................................      $ 4,997,756                 N/A
          Net amount at risk........................................      $     4,104                 N/A
          Average attained age of contractholders...................         62 years                 N/A

          Minimum return or contract value..........................
          Account value.............................................      $11,355,802          $7,028,798
          Net amount at risk........................................      $   739,233          $   59,013
          Average attained age of contractholders...................         65 years            61 years
         Average period remaining until earliest expected
            annuitization...........................................              N/A             6 years
--------
(1)Includes income and withdrawal benefits as described herein

                                                                       Unadjusted Value      Adjusted Value
Market value adjusted annuities                                      --------------------- ------------------
       Account value................................................      $   204,459          $  202,853





Variable Life, Variable Universal Life and Universal Life Contracts
          No Lapse Guarantees.......................................
          Separate account value....................................
          General account value.....................................
       Net amount at risk...........................................
          Average attained age of contractholders...................

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2008 December 31, 2007
                                ----------------- -----------------
                                          (in thousands)
            Equity funds.......    $ 5,241,841       $ 9,126,548
            Bond funds.........      1,281,743           590,295
            Balanced funds.....      3,413,707         4,763,978
            Money market funds.        481,372           328,323
            Specialty funds....         66,501           136,383
                                   -----------       -----------
               Total...........    $10,485,164       $14,945,527
                                   ===========       ===========

In addition to the above mentioned amounts invested in separate account investment options, $2.153 billion and $1.408 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2008 and 2007, respectively.

Liabilities For Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives under SFAS
No. 133 and are recorded at fair value. Changes in the fair value of these derivatives, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." The liabilities for GMAB and GMIWB are included in "Future policy benefits."

                                                                                  GMIWB-
                                                    GMDB                  GMIB     GMAB       Total
                                      --------------------------------  -------  --------  ----------
                                                Variable Life, Variable
                                      Variable     Universal Life, &
                                      Annuity       Universal Life             Variable Annuity
                                      --------  ----------------------- -----------------------------
                                                               (in thousands)
Balance as of January 1, 2006........ $ 40,194          $12,001         $12,366  $ (1,370) $   63,191

   Incurred guarantee benefits /(1)/.   17,157           15,475           5,370    (6,966)     31,036

   Paid guarantee benefits...........  (14,729)          (1,050)             --        --     (15,779)
                                      --------          -------         -------  --------  ----------
Balance as of December 31, 2006...... $ 42,622          $26,426         $17,736  $ (8,336) $   78,448
   Incurred guarantee benefits /(1)/.    4,247           28,758          (8,831)   43,569      67,743
   Paid guarantee benefits...........  (11,198)              --              --        --     (11,198)
                                      --------          -------         -------  --------  ----------
Balance as of December 31, 2007...... $ 35,671          $55,184         $ 8,905  $ 35,233  $  134,993
   Incurred guarantee benefits /(1)/.  162,244           32,311          32,112   759,407     986,074
   Paid guarantee benefits...........  (35,346)            (756)             --        --     (36,102)
                                      --------          -------         -------  --------  ----------
Balance as of December 31, 2008...... $162,569          $86,739         $41,017  $794,640  $1,084,965
                                      ========          =======         =======  ========  ==========

--------
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The Company's GMAB feature (HD GRO) includes an automatic investment rebalancing element that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributed to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal;
(2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant's life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic investment rebalancing element that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of risk management strategy in addition to reinsurance, Pruco Re.
hedges or limits exposure to these risks through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfers to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements we utilize for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into three broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only capital markets hedging , such as for certain legacy GMIWB and GMAB riders; and (3) those with risks we have deemed suitable to retain, such as for GMDB and GMIB riders. Riders in category 1 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic investment rebalancing element.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the annuity using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                         2008      2007      2006
                                       --------  --------  --------
                                              (in thousands)
           Balance, beginning of year. $215,057  $182,578  $139,012
           Capitalization.............   71,899    57,253    57,302
           Amortization...............  (17,646)  (24,774)  (13,736)
                                       --------  --------  --------
           Balance, end of year....... $269,310  $215,057  $182,578
                                       ========  ========  ========

Pruco Life Insurnace Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $(566) million, $61 million, and $499 million for the years ended December 31, 2008, 2007, and 2006, respectively. Statutory surplus of the Company amounted to $601 million and $773 million at December 31, 2008 and 2007, respectively. The Company obtained reinsurance in October 2006 on the portion of Universal life business containing no lapse guarantees, from an affiliate. This affiliated reinsurance agreement mitigates surplus strain and is discussed further in Note 13 to the Consolidated Financial Statements.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is no capacity to pay a dividend in 2009 without prior approval. The Company paid a dividend of $102 million, and returned capital of $198 million, to its parent company in 2007. In 2006 and 2008, there were no dividends paid or a return of capital to the parent company.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities through the use of valuation methodologies using observable market inputs.

Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately use the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The use of valuation methodologies using observable inputs for private fixed maturities are primarily determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value.

The majority of the Company's derivative positions are classified within Level 2 in the fair value hierarchy. Derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most derivatives, including interest rate swaps,cross currency swaps, and single name credit default swaps are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, and nonperformance risk. Derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. Substantionaly all of the company's derivative contracts are transacted with an affiliate. In instances where the company transacts with unaffiliated counterparty's derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company uses the credit spread embedded in the LIBOR interest rate curve to reflect nonperformance risk when determining the fair value of derivative assets and liabilities. The Company believes this credit spread is an appropriate estimate of the nonperformance risk for derivative related assets and liabilities between highly rated institutions. Most derivative contracts have bid and ask prices that can be readily observed in the market place. The Company's policy is to use mid-market pricing in determining its best estimate of fair value.

Other long-term investments carried at fair value include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are considered investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities and equity securities), as well as wholly-owned real estate held within other investment funds.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities (including certain asset-backed securities), certain highly structured over-the-counter derivative contracts, certain commercial loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. In circumstances where vendor pricing is not available, internally developed valuations or non-binding broker quotes are used to determine fair value. Non-binding broker quotes are reviewed for reasonableness, based on the Company's understanding of the market. These estimates may use significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. Under certain conditions, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. In such cases, the valuations are generally classified as Level 3. As of December 31, 2008, such over-rides on a net basis were not material.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

For certain private fixed maturities, including those that are distressed, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Certain public fixed maturities and private fixed maturities priced internally are based on observable and unobservable inputs. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company's assumptions about the inputs market participants would use in pricing the asset.

The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, which are commonly viewed as being consistent with the Company's claims-paying ratings of AA quality. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models calculate a risk neutral valuation, generally using the same interest rate assumptions to both project and discount future rider fees and benefit payments, and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Level 3 includes derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer's values.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

                                                          Level 1     Level 2     Level 3      Total
                                                        ----------- ----------- ----------  -----------
                                                                        (in thousands)
Fixed maturities, available for sale................... $        -- $ 4,479,986 $   64,176  $ 4,544,162
Other trading account assets...........................          --       8,878      1,089        9,967
Equity securities, available for sale..................         181      15,723        968       16,872
Other long-term investments............................          --      22,347    (17,167)       5,180
Short-term investments.................................      26,691      49,504         --       76,195
Cash and cash equivalents..............................          --     594,262         --      594,262
Other assets...........................................          --      13,699  1,157,884    1,171,583
                                                        ----------- ----------- ----------  -----------
       Sub-total excluding separate account assets.....      26,872   5,184,399  1,206,950    6,418,221

Separate account assets (1)............................  11,109,765   6,310,449    154,316   17,574,530
                                                        ----------- ----------- ----------  -----------

   Total assets........................................ $11,136,637 $11,494,848 $1,361,266  $23,992,751
                                                        =========== =========== ==========  ===========

Future policy benefits.................................          --          --    794,640      794,640
                                                        ----------- ----------- ----------  -----------

   Total liabilities................................... $        -- $        -- $  794,640  $   794,640
                                                        =========== =========== ==========  ===========

--------
(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the twelve months ended December 31, 2008, as well as the portion of gains or losses included in income for the twelve months ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

                                                                            Twelve Months Ended December 31, 2008
                                                                       ----------------------------------------------
                                                                           Fixed        Equity      Other
                                                                        Maturities,   Securities,  Trading    Other
                                                                       Available For Available for Account  Long-term
                                                                           Sale          Sale      Assets  Investments
                                                                       ------------- ------------- ------- -----------
                                                                                       (in thousands)
Fair value, beginning of period.......................................   $107,063       $ 4,703    $1,164   $ (4,768)
   Total gains or (losses) (realized/unrealized):.....................         --            --        --         --
       Included in earnings:..........................................         --            --        --         --
          Realized investment gains (losses), net.....................     (7,165)          (19)       --    (12,399)
          Asset administration fees and other income..................         --            --       (75)        --
          Interest credited to policyholder account...................         --            --        --         --
       Included in other comprehensive income (loss)..................    (20,006)       (2,365)       --         --
   Net investment income..............................................       (329)           --        --         --
   Purchases, sales, issuances, and settlements.......................     41,319            --        --         --
   Transfers into (out of) Level 3 (2)................................    (56,706)       (1,351)       --         --
                                                                         --------       -------    ------   --------
Fair value, end of period.............................................   $ 64,176       $   968    $1,089   $(17,167)
                                                                         ========       =======    ======   ========

Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held by the Company at the end of the period:
       Included in earnings:..........................................
          Realized investment gains (losses), net.....................   $ (5,390)      $   (19)   $   --   $(12,394)
          Asset management fees and other income......................   $     --       $    --    $  (75)  $     --
          Interest credited to policyholder account...................   $     --       $    --    $   --   $     --
       Included in other comprehensive income (loss)..................   $(20,261)      $(2,366)   $   --   $     --

                                                                                     Separate      Future
                                                                                      Account      Policy
                                                                       Other Assets Assets /(1)/  Benefits
                                                                       ------------ -----------  ---------
                                                                                 (in thousands)
Fair value, beginning of period.......................................  $   48,024   $172,226    $ (35,232)
   Total gains or (losses) (realized/unrealized):.....................          --         --           --
       Included in earnings:..........................................          --         --           --
          Realized investment gains (losses), net.....................   1,066,865         --     (739,407)
          Asset administration fees and other income..................          --         --           --
          Interest credited to policyholder account...................          --    (36,648)          --
       Included in other comprehensive income.........................      (1,393)        --           --
   Net investment income..............................................          --         --           --
   Purchases, sales, issuances, and settlements.......................      17,899     18,738      (20,001)
   Transfers into (out of) Level 3 (2)................................      26,489         --           --
   Other..............................................................          --         --           --
                                                                        ----------   --------    ---------
Fair value, end of period.............................................  $1,157,884   $154,316    $(794,640)
                                                                        ==========   ========    =========

Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held by the Company at the end of the period:
       Included in earnings:..........................................
          Realized investment gains (losses), net.....................  $1,067,417   $     --    $(739,961)
          Asset administration fees and other income..................  $       --   $     --    $      --
          Interest credited to policyholder account...................  $       --   $(36,648)   $      --
       Included in other comprehensive income (loss)..................  $   (1,393)  $     --    $      --

--------
(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

   Transfers - Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $56.706 million during the twelve months ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments -

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Consolidated Financial Statements for a discussion of derivative instruments.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances

Only the portion of policyholders' account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on LIBOR interest rates which are commonly viewed as being consistent with the Company's claims paying ratings. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the estimated to be amount payable to the customer as of the reporting date, which is generally the carrying value.

                                         2008                 2007
                                 --------------------- -------------------
                                  Carrying             Carrying
                                   Value    Fair Value  Value   Fair Value
                                 ---------- ---------- -------- ----------
                                              (in thousands)
      Financial assets:

      Commercial mortgage loans. $  881,638 $  776,059 $745,223 $  750,581
      Policy loans.............. $1,001,518 $1,297,852 $961,054 $1,079,129

      Financial liabilities:

      Investment contracts...... $  393,998 $  396,778 $363,730 $  363,730

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees that are accounted for in the same manner as the embedded derivative. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS (continued)


Credit Derivatives Written

The following tables set forth our exposure from credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by NAIC rating of the underlying credits as of the dates indicated.

                                                  December 31, 2008
                                                 ----------------------
                                                 First to Default Basket        Total
                                                 ----------------------  ------------------
NAIC Designation (1)  Rating Agency Equivalent   Notional   Fair Value   Notional Fair Value
--------------------  -------------------------- --------   ----------   -------- ----------
         1........... Aaa, Aa, A                  $  4.5      $  (.5)     $  4.5    $  (.5)
         2........... Baa                             92       (15.5)         92     (15.5)
                                                  ------      ------      ------    ------
                      Subtotal Investment Grade.    96.5         (16)       96.5       (16)
         3........... Ba                             1.3         (.1)        1.3       (.1)
         4........... B                               --          --          --        --
         5........... C and lower                    6.2        (1.0)        6.2      (1.0)
         6........... In or near default              --          --          --        --
                                                  ------      ------      ------    ------
       Total                                      $  104      $(17.1)     $  104    $(17.1)
                                                  ======      ======      ======    ======

                                                  December 31, 2007
                                                 ----------------------
                                                 First to Default Basket        Total
                                                 ----------------------  ------------------
NAIC Designation (1)  Rating Agency Equivalent   Notional   Fair Value   Notional Fair Value
--------------------  -------------------------- --------   ----------   -------- ----------
         1........... Aaa, Aa, A                  $   49      $ (1.2)     $   49    $ (1.2)
         2........... Baa                           52.5        (3.3)       52.5      (3.3)
                                                  ------      ------      ------    ------
                      Subtotal Investment Grade    101.5        (4.5)      101.5      (4.5)
         3........... Ba                             1.8         (.1)        1.8       (.1)
         4........... B                               --          --          --        --
         5........... C and lower                    1.7         (.2)        1.7       (.2)
         6........... In or near default              --          --          --        --
                                                  ------      ------      ------    ------
       Total                                      $  105      $ (4.8)     $  105    $ (4.8)
                                                  ======      ======      ======    ======

    ----
    (1)First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of our credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by industry category as of the dates indicated.

                                        December 31, 2008 December 31, 2007
                                        ---------------   ----------------
                                                   Fair              Fair
                                        Notional   Value  Notional   Value
        Industry                        --------  ------  --------   -----
                                                 (in millions)
        Corporate Securities:
           First to Default Baskets(1).    104     (17.1)    105     (4.8)
                                          ----    ------    ----     ----
        Total Credit Derivatives.......   $104    $(17.1)   $105     (4.8)
                                          ====    ======    ====     ====

--------
(1)Credit default baskets may include various industry categories.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS (continued)

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $104 million at December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders' Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $63 million and $109 million at December 31, 2008 and 2007, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Substantially all of the Company's over-the-counter derivative contracts are transacted with an affiliate. In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company's over-the-counter derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $19 million of commercial loans in 2008. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $33 million in 2008.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Legal and regulatory actions may include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as investments and third party contracts. In certain of these matters, plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.4 million for the twelve months ended December 31, 2008, 2007 and 2006. The expense charged to the Company for the deferred compensation program was $2 million and $3 million for the twelve months ended December 31, 2008 and 2007, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $3.5 million, $3.5 million and $2.6 million in 2008, 2007 and 2006, respectively.

The Company's share of net expense for the pension plans was $7.7 million, $7.4 million and $7.2 million in 2008, 2007 and 2006 respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in the Prudential Series Funds ("PSF").

The Company also receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for the COLI policies was $1.217 billion and $1.431 billion at December 31, 2008 and December 31, 2007, respectively. Fees related to the COLI policies were $32 million, $33 million and $20 million for the years ending December 31, 2008, 2007 and 2006 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with affiliates

UPARC

The Company reinsures universal life policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these transactions.

The portion of this contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to this agreement were $366 million and $24 million as of December 31, 2008 and December 31, 2007, respectively. Fees ceded to UPARC in 2008 and 2007 were $39 million and $39 million, respectively. Benefits ceded to UPARC in 2008 and 2007 were $57 million and $30 million, respectively. The portion of this contract related to the no lapse provision is accounted for as an embedded derivative. Realized gains of $340 million and $12 million for December 31, 2008 and 2007 respectively, related to the change in the value of this embedded derivative. The underlying asset is reflected as other assets in the Company's Consolidated Statements of Financial Position.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies through an automatic and facultative coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $1.137 billion and $835 million as of December 31, 2008 and December 31, 2007, respectively. Premiums ceded to PARCC in 2008, 2007 and 2006 were $654 million and $528 million and $388 million respectively. Benefits ceded in 2008, 2007 and 2006 were $249 million and $197 million and $144 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $130 million and $105 million and $84 million for the 2008, 2007 and 2006, respectively

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Reinsurance recoverables related to this agreement were $46 million and $44 million as of December 31, 2008 and December 31, 2007, respectively. Premiums and fees ceded to Prudential Insurance in 2008, 2007 and 2006 were $217 million and $203 million and $208 million, respectively. Benefits ceded in 2008, 2007 and 2006 were $172 million, $191 million and $199 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer, and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder's as a result of these agreements. Reinsurance recoverables related to this agreement were $9 million as of December 31, 2008 and December 31, 2007. Benefits ceded were $2 million for December 31, 2008 and 2007, respectively.

In 2008 a $360 million contribution was made to the Company from Prudential Insurance, the parent company.

Pruco Re.

During 2008, the Company entered into two new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD7 benefit feature sold on certain of its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements as of December 31, 2008, was $779 million. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD GRO benefit feature sold on certain of its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements as of December 31, 2008, were $4 million.

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its LT5. The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on new business prior to May 6, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (continued)

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverables is established.

Affiliated premiums ceded for the periods ended December 31, 2008, 2007 and 2006 from the Taiwan coinsurance agreement were $77 million, $82 million and $84 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2008, 2007 and 2006 from the Taiwan coinsurance agreement were $21 million, $17 million and $15 million, respectively. Reinsurance recoverables related to the Taiwan coinsurance agreement of $701 million and $650 million at December 31, 2008 and December 31, 2007, respectively.

Purchase of fixed maturities from an affiliate

During 2007, the Company purchased fixed maturities securities from an affiliated company, Commerce Street. The investments included collateralized mortgage backed securities. These securities were recorded at an amortized cost of $136 million and a fair value of $135 million. The net difference between historic amortized cost and the fair value, net of taxes was $1 million.

During 2007, the Company purchased fixed maturities securities from Prudential Insurance. The investments included public and private placement bonds. These securities were recorded at an amortized cost of $64 million and a fair value of $64 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

During 2006 the Company transferred fixed maturities securities, from the Company to an affiliate. The investments included public and private high yield bonds, private placement bonds, and mortgage loans. These securities were recorded at an amortized cost of $151 million and a fair value of $150 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. There was less than $1 million of debt outstanding to Prudential Funding, LLC as of December 31, 2008 as compared to $56 million at December 31, 2007. Interest expense related to this agreement was $0.6 million in 2008 and 2007. The related interest was charged at a variable rate ranging from .31% to 4.31% for 2008 and 4.26% to 5.86% for 2007.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2008 and 2007 are summarized in the table below:

                                                       Three months ended (in thousands)
                                                   ------------------------------------------
                                                   March 31 June 30  September 30 December 31
                                                   -------- -------- ------------ -----------
2008
Total revenues.................................... $259,712 $285,789   $234,086    $606,999
Total benefits and expenses.......................  210,453  212,439    237,546     411,819
Income/(Loss) from operations before income taxes.   49,259   73,350     (3,460)    195,180
Net income........................................ $ 40,914 $ 64,659   $ 15,560    $128,192
                                                   ======== ========   ========    ========

2007
Total revenues.................................... $276,384 $272,384   $322,648    $288,608
Total benefits and expenses.......................  207,972  203,941    221,058     215,307
Income from operations before income taxes........   68,412   68,443    101,590      73,301
Net income........................................ $ 56,027 $ 50,163   $ 85,914    $ 55,230
                                                   ======== ========   ========    ========

Financial Statements

Pruco Life Insurance Company
Unaudited Interim Consolidated Statements of Financial Position
As of September 30, 2009 and December 31, 2008 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                        September 30,  December 31,
                                                                            2009          2008
                                                                        ------------- -------------
ASSETS
Fixed maturities available for sale,
    at fair value (amortized cost, 2009: $5,370,708; 2008: $4,865,526). $   5,548,994 $   4,544,162
Equity securities available for sale,
    at fair value (cost, 2009: $33,252; 2008: $28,015).................        32,440        16,872
Trading account assets, at fair value..................................        26,874         9,967
Policy loans...........................................................     1,000,539     1,001,518
Short-term investments.................................................       185,616        76,195
Commercial mortgage loans..............................................     1,055,214       881,638
Other long-term investments............................................        72,093        86,833
                                                                        ------------- -------------
    Total investments..................................................     7,921,770     6,617,185
Cash and cash equivalents..............................................       158,578       595,045
Deferred policy acquisition costs......................................     2,444,282     2,602,085
Accrued investment income..............................................        88,173        79,161
Reinsurance recoverables...............................................     2,474,890     3,043,662
Receivables from parent and affiliates.................................       304,140       190,576
Deferred sales inducements.............................................       268,206       269,310
Other assets...........................................................        79,410        24,005
Separate account assets................................................    23,160,438    17,574,530
                                                                        ------------- -------------
TOTAL ASSETS........................................................... $  36,899,887 $  30,995,559
                                                                        ============= =============

LIABILITIES AND EQUITY
Liabilities
Policyholders' account balances........................................ $   6,695,119 $   6,322,008
Future policy benefits and other policyholder liabilities..............     3,262,927     3,518,081
Cash collateral for loaned securities..................................       154,667       109,342
Securities sold under agreement to repurchase..........................         2,985        44,371
Income taxes payable...................................................       425,864       477,591
Short-term debt to affiliates..........................................            --           100
Payable to parent and affiliates.......................................        50,354        75,653
Other liabilities......................................................       337,630       146,142
Separate account liabilities...........................................    23,160,438    17,574,530
                                                                        ------------- -------------
Total liabilities...................................................... $  34,089,984 $  28,267,818
                                                                        ------------- -------------

Commitments and Contingent Liabilities (See Note 6)

Equity
Common stock, $10 par value
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding.............................         2,500         2,500
Additional paid-in capital.............................................       815,869       815,664
Retained earnings......................................................     1,926,149     2,046,712
Accumulated other comprehensive income (loss)..........................        65,385     (137,135)
                                                                        ------------- -------------
Total equity...........................................................     2,809,903     2,727,741
                                                                        ------------- -------------
TOTAL LIABILITIES AND EQUITY........................................... $  36,899,887 $  30,995,559
                                                                        ============= =============

       See Notes to Unaudited Interim Consolidated Financial Statements

Pruco Life Insurance Company

Unaudited Interim Consolidated Statements of Operations and Comprehensive
Income (Loss)
Three and Nine Months Ended September 30, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                     Three Months ended         Nine Months ended
                                                                        September 30,             September 30,
                                                                  ------------------------- -------------------------
                                                                      2009         2008         2009         2008
                                                                  ------------ ------------ ------------ ------------
REVENUES

Premiums......................................................... $     19,171 $     15,319 $     50,236 $     51,765
Policy charges and fee income....................................      160,967      145,087      452,182      471,117
Net investment income............................................      102,962       93,706      303,423      273,530
Asset administration fees........................................        9,688        6,995       21,525       19,727
Other income.....................................................       12,601        7,475       33,757       21,952
Realized investment gains/(losses), net;.........................
   Other-than-temporary impairments on fixed maturity securities.      (7,611)      (8,704)     (90,231)     (43,715)
   Other-than-temporary impairments on fixed maturity............                        --                        --
       securities transferred to Other Comprehensive Income......      (1,825)           --       61,827           --
   Other realized investment (losses) gains, net.................     (37,057)     (25,792)    (423,016)     (14,789)
                                                                  ------------ ------------ ------------ ------------
       Total realized investment (losses) gains, net.............     (46,493)     (34,496) $  (451,420) $   (58,504)
                                                                  ------------ ------------ ------------ ------------
Total revenues                                                    $    258,896 $    234,086 $    409,703 $    779,587
                                                                  ------------ ------------ ------------ ------------
BENEFITS AND EXPENSES

Policyholders' benefits..........................................       28,191       91,244      111,703      164,538

Interest credited to policyholders' account balances.............       55,455       55,323      214,397      157,893
Amortization of deferred policy acquisition costs................      (8,261)       35,183      243,433      168,468
General, administrative and other expenses.......................       52,761       55,796      157,976      169,539
                                                                  ------------ ------------ ------------ ------------

Total benefits and expenses                                            128,146      237,546      727,509      660,438
                                                                  ------------ ------------ ------------ ------------

Income (Loss) from operations before income taxes................      130,750      (3,460)    (317,806)      119,149

Income tax expense (benefit).....................................     (26,554)     (19,020)    (177,707)      (1,984)
                                                                  ------------ ------------ ------------ ------------
NET INCOME (LOSS)                                                      157,304       15,560    (140,099)      121,133

Change in net unrealized investment gains/(losses) and changes
  in foreign currency translation, net of taxes (1)..............      107,654     (56,702)      202,520     (92,250)
                                                                  ------------ ------------ ------------ ------------

COMPREHENSIVE INCOME (LOSS)                                       $    264,958 $   (41,142) $     62,421 $     28,883
                                                                  ============ ============ ============ ============

   (1) Amounts are net of tax expense of $59 million and $31 million for the three months ended September 30, 2009 and 2008, respectively Amounts are net of tax expenses of $111 million and $49 million for the nine months ended September 30, 2009 and 2008, respectively.

       See Notes to Unaudited Interim Consolidated Financial Statements

Pruco Life Insurance Company

Unaudited Interim Consolidated Statement of Equity
Nine Months Ended September 30, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                         Accumulated Other Comprehensive Income (Loss)
                          -----------------------------------------------------------------------------------
                                                                                        Total
                                                           Foreign        Net        Accumulated
                                   Additional             Currency    Unrealized        Other
                           Common   Paid-in-   Retained  Translation  Investment    Comprehensive    Total
                           Stock    Capital    Earnings  Adjustments  Gain (Loss)   Income (Loss)    Equity
                          -------- ---------- ---------- ----------- ------------- --------------- ----------
Balance, December 31,
 2008.................... $  2,500 $  815,664 $2,046,712 $       152 $   (137,287) $     (137,135) $2,727,741

Net Loss.................       --         --  (140,099)          --            --              --  (140,099)

Change in foreign
 currency translation
 adjustments, net of
 taxes...................
                                --         --         --         338            --             338        338
Contributed Capital......       --        205         --          --            --              --        205

Impact of adoption of
 new guidance for
 other-than-temporary
 impairments of debt
 securities, net of taxes       --         --     19,536          --      (19,536)        (19,536)         --
Change in net unrealized
 investment gains /
 (losses), net of taxes..       --         --         --          --       221,718         221,718    221,718
                          -------- ---------- ---------- ----------- ------------- --------------- ----------

Balance, September 30,
 2009.................... $  2,500 $  815,869 $1,926,149 $       490 $      64,895 $        65,385 $2,809,903
                          ======== ========== ========== =========== ============= =============== ==========

                                                         Accumulated Other Comprehensive Income (Loss)
                          -----------------------------------------------------------------------------------
                                                                                        Total
                                                           Foreign        Net        Accumulated
                                   Additional             Currency    Unrealized        Other
                           Common   Paid-in-   Retained  Translation  Investment    Comprehensive    Total
                           Stock    Capital    Earnings  Adjustments  Gain (Loss)   Income (Loss)    Equity
                          -------- ---------- ---------- ----------- ------------- --------------- ----------
Balance, December 31,
 2007.................... $  2,500 $  455,664 $1,797,387 $       629 $      17,236 $        17,865 $2,273,416

Net Income...............       --         --    121,133          --            --              --    121,133

Change in foreign
 currency translation
 adjustments, net of
 taxes...................
                                --         --         --       (403)            --           (403)      (403)

Change in net unrealized
 investment (losses),
 net of taxes............       --         --         --          --      (91,847)        (91,847)   (91,847)
                          -------- ---------- ---------- ----------- ------------- --------------- ----------

Balance, September 30,
 2008.................... $  2,500 $  455,664 $1,918,520 $       226 ($    74,611) ($      74,385) $2,302,299
                          ======== ========== ========== =========== ============= =============== ==========

       See Notes to Unaudited Interim Consolidated Financial Statements

Pruco Life Insurance Company

Unaudited Interim Consolidated Statements of Cash Flows
Nine Months Ended September 30, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                                            Nine Months Ended September 30
                                                                                           ---------------------------------
                                                                                                 2009             2008
                                                                                           ---------------- ----------------
CASH FLOWS (USED IN) FROM OPERATING ACTIVITIES:
Net Income (Loss)......................................................................... $      (140,099) $        121,133
Adjustments to reconcile net income to net cash (used in) from operating activities:......
   Policy charges and fee income..........................................................        (184,212)        (126,821)
   Interest credited to policyholders' account balances...................................          214,398          157,893
   Realized investment losses, net........................................................          451,420           58,504
   Amortization and other non-cash items..................................................         (10,440)          (3,504)
   Change in:.............................................................................
       Future policy benefits and other insurance liabilities.............................        (239,865)          521,016
       Reinsurance recoverable............................................................          204,622        (431,923)
       Accrued investment income..........................................................          (9,012)          (6,558)
       Receivables from parent and affiliates.............................................           52,407         (11,516)
       Payable to parent and affiliates...................................................         (25,299)            6,576
       Deferred policy acquisition costs..................................................        (205,180)        (188,161)
       Income taxes payable...............................................................        (172,962)            8,681
       Deferred sales inducements.........................................................         (67,661)         (59,658)
       Other, net.........................................................................           27,116         (34,993)
                                                                                           ---------------- ----------------
Cash Flows (Used In) From Operating Activities                                                    (104,767)           10,669
                                                                                           ---------------- ----------------

CASH FLOWS (USED IN) INVESTING ACTIVITIES:
   Proceeds from the sale/maturity/prepayment of:.........................................
       Fixed maturities, available for sale...............................................        1,295,424          956,376
       Policy loans.......................................................................          122,902           80,484
       Commercial mortgage loans..........................................................           38,897           16,062
       Equity securities, available for sale..............................................           11,814               12
   Payments for the purchase of:..........................................................
       Fixed maturities, available for sale...............................................      (1,770,556)      (1,163,895)
       Policy loans.......................................................................         (89,450)         (80,466)
       Commercial mortgage loans..........................................................        (225,429)         (98,775)
       Equity securities, available for sale..............................................         (17,500)               --
       Trading assets, available for sale.................................................         (13,302)          (4,890)
   Notes receivable from parent and affiliates, net.......................................        (158,444)          (1,699)
   Other long-term investments, net.......................................................            6,357         (36,282)
   Short-term investments, net............................................................        (109,439)          (2,486)
                                                                                           ---------------- ----------------
Cash Flows (Used In) Investing Activities                                                         (908,726)        (335,559)
                                                                                           ---------------- ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account deposits........................................................        1,216,345        1,516,732
   Policyholders' account withdrawals.....................................................        (632,897)        (668,147)
   Net change in securities sold under agreement to repurchase and cash collateral for
     loaned securities....................................................................            3,939        (239,767)
   Contribution from parent...............................................................              205               --
   Net change in financing arrangements (maturities 90 days or less)......................         (10,566)          104,740
                                                                                           ---------------- ----------------
Cash Flows From Financing Activities                                                                577,026          713,558
                                                                                           ---------------- ----------------

   Net (decrease) increase in cash and cash equivalents...................................        (436,467)          388,668
   Cash and cash equivalents, beginning of year...........................................          595,045           92,964
                                                                                           ---------------- ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                   $        158,578 $        481,632
                                                                                           ================ ================

SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes (received)................................................................ $        (4,745) $       (10,665)
                                                                                           ---------------- ----------------
   Interest paid.......................................................................... $              7 $            572
                                                                                           ---------------- ----------------

       See Notes to Unaudited Interim Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the "Company," is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial."

The Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, "PLNJ," and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company see Note 8 to the Consolidated Financial Statements. All financial information is shown on a consolidated basis.

Basis of Presentation

The unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States, or "U.S. GAAP," on a basis consistent with reporting interim financial information in accordance with instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission ("SEC'). The Company has evaluated subsequent events through November 13, 2009, the date these financial statements were issued as part of this Quarterly Report on Form 10-Q. These interim financial statements are unaudited but reflect all adjustments that, in the opinion of management, are necessary to provide a fair statement of the consolidated results of operations and financial condition of the Company for the interim periods presented. All such adjustments are of a normal recurring nature. The results of operations for any interim period are not necessarily indicative of results for a full year.

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. These unaudited financial statements should be read in conjunction with the consolidated financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation. The Unaudited Interim Consolidated Statement of Cash Flows for 2008 has been revised to reflect cash activities related to certain policyholders' account deposits and withdrawals as gross and net according to the Company's policy.

2. ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments in Debt and Equity Securities

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. See Note 4 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments as well as the impact of the Company's adoption of new authoritative guidance for the recognition and presentation of other-than-temporary impairments." Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)."

Trading account assets, carried at fair value, are mainly asset-backed securities. Realized and unrealized gains and losses on other trading account assets are reported in "Other incomes." Interest income from these investments is reported in "Net investment income."

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS (continued)

Equity securities, available for sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)". The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than temporary impairments recognized in earnings.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board ("FASB") revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. This guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its' fair value to its amortized cost basis. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recorded.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)." Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of "Accumulated other comprehensive income
(loss)." Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS (continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the value of securities or commodities. Derivative financial instruments generally used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within "Other long-term investments," in the Statement of Financial Position, except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed. As discussed in detail below and in Note 5, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in "Realized investment gains (losses), net." When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS (continued)

derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets," at fair value.

The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

Income Taxes

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 and 2005 tax years is set to expire in June 2010. Tax years 2006 through 2008 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, the third quarter of 2009 benefited from a reduction to the liability for unrecognized tax benefits and interest of $21 million primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2003 tax year. The second quarter of 2009 benefited from a reduction to the liability for unrecognized tax benefits and interest of $14 million primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 tax year.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2008 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS have indicated that they intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On May 11, 2009, the Obama Administration released the "General Explanations of the Administration's Revenue Proposals." Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2008 or 2009 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company has agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received in February 2009. The Company believes that its return position with respect to the calculation of the DRD is technically correct. Therefore, the Company filed a protective refund claim on October 1, 2009 to recover the taxes associated with the agreed upon adjustment and intends to pursue such other actions as appropriate. These activities had no impact on the Company's 2008 or 2009 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007, 2008 and 2009, the Company participated in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

2. ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS (continued)

Accounting Pronouncements Adopted

In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB's Accounting Standards Codification /TM/ as the source of authoritative U.S. GAAP to be applied by nongovernmental entities. The Codification is not intended to change U.S. GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references U.S. GAAP accounting standards in the financial statements.

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable general accepted accounting principles, including disclosure of the date through which subsequent events have been evaluated. This guidance is effective for interim or annual periods ending after June 15, 2009. The Company's adoption of this guidance effective with the interim period ending June 30, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 1.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This guidance also amends the disclosure requirements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009. The required disclosures are provided in Note 4.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $19.6 million. The disclosures required by this new guidance are provided in Note 3.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and
(2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company's early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in
Note 4.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosures are provided in Note 5.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company's adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations.

In February 2008, the FASB issued guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

2. ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS (continued)

years. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations.

Recent Accounting Pronouncements

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value ("NAV") as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It is effective for the first annual or interim reporting period ending after December 15, 2009, with early application permitted. The Company will adopt this guidance effective
December 31, 2009. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance includes techniques for measuring fair value when a quoted price in an active market for the identical liability is not available and clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of its fair value. This guidance is effective for the first reporting period (including interim periods) beginning after issuance. The Company will adopt this guidance effective with the annual reporting period ended December 31, 2009. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity ("VIE"). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requiring enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company will adopt this guidance effective
January 1, 2010. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a qualifying special-purpose entity ("QSPE") from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. Disclosure provisions will be applied to transfers that occurred both before and after January 1, 2010. The Company will adopt this guidance effective January 1, 2010. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations and financial statement disclosures.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                           September 30, 2009
                                         -------------------------------------------------------
                                                           Gross         Gross
                                           Amortized     Unrealized    Unrealized
                                             Cost          Gains         Losses      Fair Value
                                         ------------- ------------- ------------- -------------
                                                             (in thousands)
in Fixed maturities, available for sale
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies............... $     207,484 $       4,079 $         161 $     211,402
Obligations of U.S. states and their
 political subdivisions.................        10,369           415             1        10,783
Foreign government bonds................        34,679         5,330            10        39,999
Corporate securities....................     3,404,738       182,878        29,102     3,558,514
Asset-backed securities(1)..............       514,763        24,221        49,493       489,491
Commercial mortgage-backed securities...       488,313        11,112         7,654       491,771
Residential mortgage-backed
 securities (2).........................       710,362        38,250         1,578       747,034
                                         ------------- ------------- ------------- -------------
Total fixed maturities, available for
 sale................................... $   5,370,708 $     266,285 $      87,999 $   5,548,994
                                         ============= ============= ============= =============
Equity securities, available for sale    $      33,252 $       1,423 $       2,235 $      32,440
                                         ============= ============= ============= =============

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

                                                                                          December 31, 2008
                                                                       -------------------------------------------------------
                                                                                         Gross         Gross
                                                                         Amortized     Unrealized    Unrealized
                                                                           Cost          Gains         Losses      Fair Value
                                                                       ------------- ------------- ------------- -------------
                                                                                            (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies............................................. $     147,879 $       7,848 $         101 $     155,626
Obligations of U.S. states and their political subdivisions...........       114,375         3,449           352       117,472
Foreign government bonds..............................................        30,633         3,156           204        33,585
Corporate securities..................................................     2,658,859        25,771       230,154     2,454,476
Asset-backed securities...............................................       696,441        14,357        83,242       627,556
Commercial mortgage-backed securities.................................       525,257           193        88,187       437,263
Residential mortgage-backed securities................................       692,082        29,970         3,868       718,184
                                                                       ------------- ------------- ------------- -------------
Total fixed maturities, available for sale............................ $   4,865,526 $      84,744 $     406,108 $   4,544,162
                                                                       ============= ============= ============= =============
Equity securities, available for sale                                  $      28,015 $          11 $      11,154 $      16,872
                                                                       ============= ============= ============= =============

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities by contractual maturities at September 30, 2009, is as follows:

                                                  Available for Sale
                                                -----------------------

                                                 Amortized     Fair
                                                   Cost        Value
                                                ----------- -----------
                                                    (in thousands)
        Due in one year or less................ $   382,830 $   388,946
        Due after one year through five years..   1,672,348   1,749,439
        Due after five years through ten years.   1,172,464   1,229,410
        Due after ten years....................     429,628     452,903
        Asset-backed securities................     514,763     489,491

        Commercial mortgage-backed securities..     488,313     491,771
        Residential mortgage-backed securities.     710,362     747,034
                                                ----------- -----------
              Total............................ $ 5,370,708 $ 5,548,994
                                                =========== ===========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Trading Account Assets

The following table provides information relating to trading account assets as of:

                                             September 30, 2009       December 31, 2008
                                           ----------------------- -----------------------
                                            Amortized     Fair      Amortized     Fair
                                              Cost        Value       Cost        Value
                                           ----------- ----------- ----------- -----------
                                               (in thousands)          (in thousands)
Fixed maturities:.........................
   Corporate securities................... $     1,200 $     1,148 $     1,200 $     1,088
   Commercial mortgage-backed securities..       4,918       5,058       4,901       3,822
   Asset-backed securities................      18,800      20,668       5,179       5,057
                                           ----------- ----------- ----------- -----------

Total fixed maturities....................      24,918      26,874      11,280       9,967
                                           ----------- ----------- ----------- -----------

Total trading account assets.............. $    24,918 $    26,874 $    11,280 $     9,967
                                           =========== =========== =========== ===========

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                        Three Months Ended     Nine Months Ended
                                                           September 30,         September 30,
                                                          2009       2008       2009       2008
                                                       --------------------- ---------------------
                                                                     (in thousands)
      Fixed maturities, available for sale:
       Proceeds from sales............................ $  113,391 $  134,429 $  435,949 $  286,337
       Proceeds from maturities/repayments............    337,388    195,964    906,395    678,047
       Gross investment gains from sales, prepayments
         and maturities...............................      3,733      2,004     12,362      4,742
       Gross investment losses from sales and
         maturities...................................      (576)      (479)   (18,971)    (4,371)

      Fixed maturity and equity security impairments:
       Net writedowns for other-than-temporary
         impairment losses on fixed maturities
         recognized in earnings (1)................... $  (9,436) $  (8,704) $ (28,404) $ (43,715)

       Writedowns for other-than-temporary impairment
         losses on equity securities..................         --         --         --         --

1) Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

A portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). The net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the periods indicated.

                                                                                     Nine Months
      Credit losses recognized in earnings on fixed maturity securities held by         Ended
      the Company for which a portion of the OTTI loss was recognized in OCI        September 30,
                                                                                    (in thousands)
      Balance, December 31, 2008................................................... $           --
      Credit losses remaining in retained earnings related to adoption of new
       accounting guidance on January 1, 2009......................................         21,827
      Credit loss impairments previously recognized on securities which matured,
       paid down, prepaid or were sold during the period...........................         (7,174)
      Credit loss impairments previously recognized on securities impaired to
       fair value during the period (1)............................................             --
      Credit loss impairment recognized in the current period on securities not
       previously impaired.........................................................         17,901
      Additional credit loss impairments recognized in the current period on
       securities previously impaired..............................................          9,610
      Increases due to the passage of time on previously recorded credit losses....          1,190
      Accretion of credit loss impairments previously recognized due to an
       increase in cash flows expected to be collected.............................          (237)
                                                                                    --------------
      Balance, September 30, 2009.................................................. $       43,117
                                                                                    ==============
      --------
          (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

                                                                                     Three Months
      Credit losses recognized in earnings on fixed maturity securities held by         Ended
      the Company for which a portion of the OTTI loss was recognized in OCI        September 30,
                                                                                    (in thousands)
      Balance, June 30, 2009....................................................... $       34,733
      Credit losses remaining in retained earnings related to adoption of new
       accounting guidance on January 1, 2009......................................             --
      Credit loss impairments previously recognized on securities which matured,
       paid down, prepaid or were sold during the period...........................         (1,409)
      Credit loss impairments previously recognized on securities impaired to
       fair value during the period (1)............................................             --
      Credit loss impairment recognized in the current period on securities not
       previously impaired.........................................................          3,643
      Additional credit loss impairments recognized in the current period on
       securities previously impaired..............................................          5,499
      Increases due to the passage of time on previously recorded credit losses....            798
      Accretion of credit loss impairments previously recognized due to an
       increase in cash flows expected to be collected.............................          (147)
                                                                                    --------------
      Balance, September 30, 2009.................................................. $       43,117
                                                                                    ==============
      --------
          (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

 Net Investment Income

   Net investment income for the three months and nine months ended September 30, 2009 and 2008 was from the following sources:

                                                       Three Months Ended         Nine Months Ended
                                                          September 30,             September 30,
                                                    ------------------------- -------------------------
                                                        2009         2008         2009         2008
                                                    ------------ ------------ ------------ ------------
                                                                      (in thousands)

      Fixed maturities, available for sale......... $     76,280 $     66,750 $    228,204 $    197,320
      Equity securities, available for sale........          498          561        1,570        1,659
      Trading account assets.......................          279           66          791          105
      Commercial mortgage loans....................       16,248       12,594       43,799       36,948
      Policy loans.................................       13,627       15,744       40,267       41,864
      Short-term investments and cash equivalents..          263        2,265        2,243        7,433

      Other long-term investments..................        (651)           15      (3,337)        2,465
                                                    ------------ ------------ ------------ ------------

      Gross investment income......................      106,544       97,995      313,537      287,794
      Less investment expenses.....................      (3,582)      (4,289)     (10,114)     (14,264)
                                                    ------------ ------------ ------------ ------------

      Net investment income........................ $    102,962 $     93,706 $    303,423 $    273,530
                                                    ============ ============ ============ ============

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the three months and nine months ended September 30, 2009 and 2008 were from the following sources:

                                                                   Three Months Ended               Nine Months Ended
                                                                      September 30,                   September 30,
                                                             ------------------------------- --------------------------------
                                                                  2009            2008             2009            2008
                                                             --------------- --------------- ---------------- ---------------
                                                                                      (in thousands)

Fixed maturities............................................         (6,279)         (7,179)         (35,013)        (43,344)

Equity securities...........................................           (893)             (4)            (494)             (5)
Commercial mortgage and other loans.........................         (2,256)            (90)         (12,968)           (629)
Joint ventures and limited partnerships.....................           (653)              --            (653)              --
Derivatives.................................................        (36,415)        (27,223)        (402,343)        (14,526)
Other.......................................................               3              --               51              --
                                                             --------------- --------------- ---------------- ---------------

Realized investment (losses), net........................... $      (46,493) $      (34,496) $      (451,420) $      (58,504)
                                                             =============== =============== ================ ===============

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------
3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available for sale" and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)," or "AOCI." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income
(loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                       Accumulated
                                                                                                          Other
                                                                                                      Comprehensive
                                                   Net                                                Income (Loss)
                                               Unrealized      Deferred       Policy      Deferred    Related To Net
                                                  Gains         Policy        Holder     Income Tax     Unrealized
                                               (Losses) On    Acquisition    Account     (Liability)    Investment
                                               Investments       Costs       Balances      Benefit    Gains (Losses)
                                              -------------  ------------- ------------ ------------- --------------
                                                                                 (in thousands)

Balance, December 31, 2008................... $          --  $          -- $         -- $          -- $          --
Cumulative impact of the adoption of new
 accounting guidance on January 1, 2009......       (19,184)         1,446           --         6,208       (11,530)
Net investment gains (losses) on investments
 arising during the period...................        23,719             --           --       (8,373)        15,346
Reclassification adjustment for OTTI losses
 included in net income (1)..................        15,201             --           --       (5,366)         9,835
Reclassification adjustment for OTTI losses
 excluded from net income....................      (44,834)             --           --        15,826      (29,008)
Impact of net unrealized investment (gains)
 losses on deferred policy acquisition costs.            --         17,521           --       (6,185)        11,336
Impact of net unrealized investment (gains)
 losses on Policy holder account balance.....            --             --      (7,769)         2,742       (5,027)
                                              -------------  ------------- ------------ ------------- -------------

Balance, September 30, 2009.................. $    (25,098)  $      18,967 $    (7,769) $       4,853 $     (9,047)
                                              =============  ============= ============ ============= =============

  ------
 (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

   All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                                  Accumulated
                                                                                                                     Other
                                                                                                                 Comprehensive
                                                   Net                                                           Income (Loss)
                                               Unrealized        Deferred           Policy         Deferred      Related To Net
                                                  Gains           Policy            Holder        Income Tax       Unrealized
                                               (Losses) On      Acquisition        Account        (Liability)      Investment
                                             Investments/(1)/      Costs           Balances         Benefit      Gains (Losses)
                                             ---------------- ---------------- ---------------- --------------- ----------------
                                                                                        (in thousands)

      Balance, December 31, 2008............ $      (331,900) $        239,597 $      (115,710) $        70,726 $      (137,287)
      Cumulative impact of the adoption of
       new accounting guidance on
       January 1, 2009......................         (12,856)              538               --           4,311          (8,007)
      Net investment gains (losses) on
       investments arising during the period          473,315               --               --       (167,061)          306,254
      Reclassification adjustment for
       (gains) losses included in net income           50,037               --               --        (17,663)           32,374
      Reclassification adjustment for OTTI
       losses excluded from net income (2)..           44,834               --               --        (15,826)           29,008
      Impact of net unrealized investment
       (gains) losses on deferred policy
       acquisition co.......................               --        (400,373)               --         141,332        (259,041)
      Impact of net unrealized investment
       (gains) losses on Policy holder
       account balance......................               --               --          171,007        (60,365)          110,642
                                             ---------------- ---------------- ---------------- --------------- ----------------

      Balance, September 30, 2009........... $        223,430 $      (160,238) $         55,297 $      (44,547) $         73,942
                                             ================ ================ ================ =============== ================

 (1) Includes cash flow hedges. See Note 5 for information on cash flow hedges.
 (2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------
3. INVESTMENTS (continued)

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                                           September 30,   December 31,
                                                                               2009            2008
                                                                           -------------- --------------
                                                                                  ( in thousands)
      Fixed maturity securities on which an OTTI loss has been recognized. $     (25,098) $           --
      Fixed maturity securities, available for sale - all other...........        203,383      (321,364)
      Equity securities, available for sale...............................          (812)       (11,142)
      Derivatives designated as cash flow hedges/(1)/.....................        (2,814)          (672)
      Other investments...................................................         23,673          1,278
                                                                           -------------- --------------
      Net unrealized losses on investments................................ $      198,332 $    (331,900)
                                                                           ============== ==============

--------
(1) See Note 5 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                              September 30, 2009
                                                   ------------------------------------------------------------------------
                                                   Less than twelve months   Twelve months or more           Total
                                                   ------------------------ ----------------------- -----------------------
                                                    Fair Value  Unrealized  Fair Value  Unrealized  Fair Value  Unrealized
                                                                  Losses                  Losses                  Losses
                                                   ------------ ----------- ----------- ----------- ----------- -----------
                                                                                (in thousands)

Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies.............. $      9,439 $       161 $        -- $        -- $     9,439 $       161
Obligations of U.S. states and their political
 subdivisions.....................................        2,535           1          --          --       2,535           1
Foreign government bonds..........................           --          --          91          10          91          10
Corporate securities..............................      110,096       7,785     329,201      21,317     439,297      29,102
Commercial mortgage-backed securities.............       13,135          48     170,732       7,606     183,867       7,654
Asset-backed securities...........................       24,139      11,420     109,514      38,073     133,653      49,493
Residential mortgage-backed securities............        4,431         898       7,194         680      11,625       1,578
                                                   ------------ ----------- ----------- ----------- ----------- -----------
   Total.......................................... $    163,775 $    20,313 $   616,732 $    67,686 $   780,507 $    87,999
                                                   ============ =========== =========== =========== =========== ===========

Equity Securities, available for sale              $      8,393 $     1,042 $    10,780 $     1,193 $    19,173 $     2,235
                                                   ============ =========== =========== =========== =========== ===========

                                                                              December 31, 2008
                                                   ------------------------------------------------------------------------
                                                   Less than twelve months   Twelve months or more           Total
                                                   ------------------------ ----------------------- -----------------------
                                                    Fair Value  Unrealized  Fair Value  Unrealized  Fair Value  Unrealized
                                                                  Losses                  Losses                  Losses
                                                   ------------ ----------- ----------- ----------- ----------- -----------
                                                                                (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies.............. $     22,796 $       101 $        -- $        -- $    22,796 $       101
Obligations of U.S. states and their political
 subdivisions.....................................       23,989         352          --          --      23,989         352
Foreign government bonds..........................        4,891         204          --          --       4,891         204
Corporate securities..............................    1,467,078     154,683     258,113      75,471   1,725,191     230,154
Commercial mortgage-backed securities.............      321,414      55,557     111,996      32,630     433,410      88,187
Asset-backed securities...........................      425,154      54,640     111,181      28,602     536,335      83,242
Residential mortgage-backed securities............       13,575       1,446       9,732       2,422      23,307       3,868
                                                   ------------ ----------- ----------- ----------- ----------- -----------
   Total.......................................... $  2,278,897 $   266,983 $   491,022 $   139,125 $ 2,769,919 $   406,108
                                                   ============ =========== =========== =========== =========== ===========

Equity Securities, available for sale............. $     15,842 $    11,154 $        -- $        -- $    15,842 $    11,154
                                                   ============ =========== =========== =========== =========== ===========

As of September 30, 2009 and December 31, 2008, gross unrealized losses on fixed maturities and equity securities were comprised of $90 million and $406 million of gross unrealized losses and $268 million and $85 million of gross unrealized gains. As of September 30, 2009 gross unrealized losses includes $69 million of gross losses that have been in such a position for twelve months or greater. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at September 30, 2009 or December 31, 2008. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At September 30, 2009, the Company does not intend to sell the securities and it is not likely that the Company will be required to sell the security before the anticipated recovery of its remaining amortized cost basis.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------
4. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices,
(iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain asset-backed securities collateralized by sub-prime mortgages as discussed below, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of September 30, 2009 and December 31, 2008 these over-rides on a net basis were not material.

Inactive Markets - During the second and third quarter of 2009, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles, which experienced an increase in the level of activity beginning in the second quarter of 2009. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of "worst case" cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with our own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved in the second and third quarter of 2009. Based on this information, the Company concluded as of June 30, 2009 and September 30, 2009 that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on little, if any, market activity, calling into question their representation of observable fair value. Furthermore, the Company's direct and indirect observations of the limited transactions that were occurring were dominated by forced liquidations or distressed sales and not executed in an orderly manner.

Based on this conclusion, in determining the fair value of certain asset-backed securities collateralized by sub-prime mortgages, the Company considered both third-party pricing information, and an internally developed price, based on a discounted cash flow model. The discount rate used in the model was based on observed spreads for other similarly structured credit markets which were active and dominated by observable orderly transactions. The Company also applied additional risk premiums to the discount rate to reflect the relative illiquidity and asset specific cash flow uncertainty associated with asset-backed securities collateralized by sub-prime mortgages. This combined security specific additional spread reflects the Company's judgment of what an investor would demand for taking on such risks in an orderly transaction under current market conditions, and is significantly higher than would be indicative of historical spread differences between structured credit asset classes when all asset classes had active markets dominated with orderly transactions. The Company believes these estimated spreads are reflective of current market conditions in the sub-prime mortgage market and these spread estimates are further supported by their relationship to recent observations of limited transactions in sub-prime securities. Using this discount rate, valuations were developed based on the expected future cash flows of the assets. In determining how much weight to place on the third-party pricing information versus our discounted cash flow

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------
4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

valuation, the Company considered the level of inactivity and impact of disorderly transactions. The Company weighted third-party pricing information as little as 30% where it had little observable market information, and as much as 90% where more observable information was available. As a result, the Company reported fair values for these sub-prime securities which were net $17 million higher than the estimated fair values received from independent third party pricing services or brokers. The adjusted fair value of these securities was $99 million, which was reflected within Level 3 in the fair value hierarchy as of September 30, 2009, based on the unobservable inputs used in the discounted cash flow model.

Assets and Liabilities by Hierarchy Level - The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of September 30, 2009.

                                                                         Level 1     Level 2     Level 3      Total
                                                                       ----------- ----------- ----------- -----------

                                                                                       (in thousands)
Fixed maturities, available for sale:.................................
U.S. Treasury securities and obligations of U.S. government
  authorities and agencies............................................ $        -- $   211,402 $        -- $   211,402
Obligations of U.S. states and their political subdivisions...........          --      10,782          --      10,782
Foreign government bonds..............................................          --      38,919       1,082      40,001
Corporate securities..................................................          --   3,528,172      30,340   3,558,512
Asset-backed securities...............................................          --     355,061     134,430     489,491
Commercial mortgage-backed securities.................................          --     491,771          --     491,771
Residential mortgage-backed securities................................          --     741,934       5,101     747,035
                                                                       ----------- ----------- ----------- -----------
          Sub-total...................................................          --   5,378,041     170,953   5,548,994

Other trading account assets:.........................................
Corporate securities..................................................          --          --       1,149       1,149
Asset-backed securities...............................................          --      20,667          --      20,667
Commercial mortgage-backed securities.................................          --       5,058          --       5,058
                                                                       ----------- ----------- ----------- -----------
          Sub-total...................................................          --      25,725       1,149      26,874

Equity securities, available for sale.................................       7,093      21,413       3,934      32,440
Other long-term investments...........................................        (69)       (542)     (3,583)     (4,194)
Short term investments................................................      37,975     147,641          --     185,616
Cash and cash equivalents.............................................          --     153,871          --     153,871
Other assets..........................................................          --      54,568     321,020     375,588
                                                                       ----------- ----------- ----------- -----------
       Sub-total excluding separate account assets....................      44,999   5,780,717     493,473   6,319,189

Separate account assets (1)...........................................  15,789,421   7,231,726     139,291  23,160,438
                                                                       ----------- ----------- ----------- -----------

   Total assets....................................................... $15,834,420 $13,012,443 $   632,764 $29,479,627
                                                                       =========== =========== =========== ===========

Future policy benefits................................................          --          --     174,158     174,158
                                                                       ----------- ----------- ----------- -----------

   Total liabilities.................................................. $        -- $        -- $   174,158 $   174,158
                                                                       =========== =========== =========== ===========

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Assets and Liabilities by Hierarchy Level - The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

                                                                 Level 1      Level 2    Level 3      Total
                                                               ------------ ----------- ---------- -----------
                                                                               (in thousands)
         Fixed maturities, available for sale................. $         -- $ 4,479,986 $   64,176 $ 4,544,162
         Other trading account assets.........................           --       8,878      1,089       9,967
         Equity securities, available for sale................          181      15,723        968      16,872
         Other long-term investments..........................           --      22,347   (17,167)       5,180
         Short-term investments...............................       26,691      49,504         --      76,195
         Cash and cash equivalents............................           --     594,262         --     594,262
         Other assets.........................................           --      13,699  1,157,884   1,171,583
                                                               ------------ ----------- ---------- -----------
                Sub-total excluding separate account assets...       26,872   5,184,399  1,206,950   6,418,221

         Separate account assets (1)..........................   11,109,765   6,310,449    154,316  17,574,530
                                                               ------------ ----------- ---------- -----------

            Total assets...................................... $ 11,136,637 $11,494,848 $1,361,266 $23,992,751
                                                               ============ =========== ========== ===========

         Future policy benefits...............................           --          --    794,640     794,640
                                                               ------------ ----------- ---------- -----------

            Total liabilities................................. $         -- $        -- $  794,640 $   794,640
                                                               ============ =========== ========== ===========

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized as follows:

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of September 30, 2009 and December 31, 2008 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities is primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Accordingly, these securities have been reflected within Level 3. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, and liquidity assumptions, and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value. Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - consist principally of public bonds whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities".

Equity Securities - consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company's assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The majority of the Company's derivative positions are traded in the over-the-counter (OTC) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, non-performance risk and volatility. The Company utilizes its own credit spread to reflect the markets perception of its non-performance risk when determining the fair value of OTC derivative assets and liabilities. This credit spread captures the non-performance risk of the Company's OTC derivative related assets and liabilities.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration.

Most OTC derivative contracts have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company's policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 includes OTC derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments - include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in "Future Policy Benefits". Also included in other assets are certain universal life products that contain a no lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate its own risk of non-performance in the valuation of the embedded derivatives associated with the its optional living benefit features and no lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the claims-paying ratings of the Company in the valuation of the liability appropriately takes into consideration the Company's own risk of non-performance. Historically, the expected cash flows were discounted using forward LIBOR interest rates, which were commonly viewed as being consistent with AA quality claims-paying ratings. However, in light of first quarter of 2009 developments, including rating agency downgrades to the claims-paying ratings of the Company's insurance subsidiaries, the Company determined that forward LIBOR interest rates were no longer indicative of a market participant's view of the Company's claims-paying ability. As a result, beginning in the first quarter of 2009, to reflect the market's perception of its non-performance risk, the Company incorporated an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features, thereby increasing the discount rate and reducing the fair value of the embedded derivative liabilities. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the claims-paying ability of the Company's insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these affiliated companies. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of September 30, 2009 generally ranged from 100 to 200 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the three and nine months ended September 30, 2009, as well as the portion of gains or losses included in income for the three and nine months ended September 30, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at September 30, 2009.

                                                              Three Months Ended September 30, 2009
                                  ----------------------------------------------------------------------------------------------
                                                                                                Fixed
                                                                                             Maturities,
                                         Fixed               Fixed             Fixed        Available For
                                      Maturities,         Maturities,       Maturities,        Sale -
                                     Available For       Available For     Available For     Residential           Equity
                                     Sale - Foreign         Sale -         Sale - Asset-      Mortgage-          Securities,
                                       Government          Corporate          Backed           Backed           Available for
                                         Bonds            Securities        Securities       Securities             Sale
                                  -------------------- ------------------ --------------- ------------------ -------------------

                                                                          (in thousands)
Fair value, beginning of
  period......................... $             1,016  $          26,225  $       36,917  $           5,481  $            3,774
   Total gains or
     (losses)
     (realized/unrealized):......
       Included in
         earnings:...............
          Realized
            investment
            gains
            (losses),
            net:.................                  --             (1,386)         (6,301)                --                  (2)
          Asset
            management
            fees and
            other income.........                  --                 --              --                 --                  --
       Included in other
         comprehensive
         income (loss)...........                  67              1,561          35,551                  8                 210
   Net investment income.........                  (1)                58               2                 --                  --
   Purchases, sales,
     issuances, and
     settlements.................                  --             (5,183)        (11,923)              (388)                 --
   Foreign currency
     translation.................                  --                 --              --                 --                  --
   Transfers into (out
     of) Level 3 (2).............                  --              9,065          80,184                 --                 (48)
                                  -------------------- ------------------ --------------- ------------------ -------------------
Fair value, end of period........ $             1,082  $          30,340  $      134,430  $           5,101  $            3,934
                                  ==================== ================== =============== ================== ===================
Unrealized gains
  (losses) for the
  period relating to
  those Level 3 assets
  that were still held
  by the Company at the
  end of the period (3):
       Included in
         earnings:...............
          Realized
            investment
            gains
            (losses),
            net:................. $                --  $          (1,567) $       (6,302) $              --  $               --
          Asset
            management
            fees and
            other income......... $                --  $              --  $           --  $              --  $               --
          Interest
            credited to
            policyholder
            account.............. $                --  $              --  $           --  $              --  $               --
       Included in other
         comprehensive
         income (loss)........... $                67  $           1,557  $       35,538  $               8  $              207

                                                              Three Months Ended September 30, 2009
                                  ----------------------------------------------------------------------------------------------
                                     Other Trading
                                    Account Assets -      Other Long-                         Separate             Future
                                       Corporate             term                              Account             Policy
                                       Securities         Investments      Other Assets      Assets (1)           Benefits
                                  -------------------- ------------------ --------------- ------------------ -------------------

                                                                          (in thousands)
Fair value, beginning of
  period......................... $             1,092  $          (9,741) $      315,911  $         140,159  $         (176,019)
   Total gains or
     (losses)
     (realized/unrealized):......
       Included in
         earnings:...............
          Realized
            investment
            gains
            (losses), net........                  --              6,158         (13,759)              (913)             11,460
          Asset
            management
            fees and
            other income.........                  57                 --              --                 --                  --
       Included in other
         comprehensive
         income (loss)...........                  --                 --          10,278               (562)                 --
   Net investment income.........                  --                 --              --                 --                  --
   Purchases, sales,
     issuances, and
     settlements.................                  --                 --           8,590              6,045              (9,599)
   Foreign currency
     translation.................                  --                 --              --                 --                  --
   Transfers into (out
     of) Level 3 (2).............                  --                 --              --             (5,438)                 --
                                  -------------------- ------------------ --------------- ------------------ -------------------
Fair value, end of period........ $             1,149  $          (3,583) $      321,020  $         139,291  $         (174,158)
                                  ==================== ================== =============== ================== ===================
Unrealized gains
  (losses) for the
  period relating to
  those Level 3 assets
  that were still held
  by the Company at the
  end of the period (3) :
       Included in
         earnings:...............
          Realized
            investment
            gains
            (losses), net........ $                --  $           6,155  $      341,743  $              --  $            7,053
          Asset
            management
            fees and
            other income......... $                57  $              --  $           --  $              --  $               --
          Interest
            credited to
            policyholder
            account.............. $                --  $              --  $           --  $            (562) $               --
       Included in other
         comprehensive
         income (loss)........... $                 -- $               -- $        16,415 $               -- $                --

--------
(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers - Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $90 million during the three months ended September 30, 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

                                                               Nine Months Ended September 30, 2009
                                  ----------------------------------------------------------------------------------------------
                                                                                                 Fixed
                                                                                              Maturities,
                                       Fixed             Fixed               Fixed           Available For
                                    Maturities,       Maturities,         Maturities,           Sale -
                                   Available For     Available For       Available For        Residential          Equity
                                   Sale - Foreign       Sale -           Sale - Asset-         Mortgage-         Securities,
                                     Government        Corporate            Backed              Backed          Available for
                                       Bonds          Securities          Securities          Securities            Sale
                                  ---------------- ------------------ -------------------- ------------------ ------------------

                                                                          (in thousands)
Fair value, beginning of
  period......................... $           867  $          13,357  $            43,642  $           6,309   $            968
   Total gains or
     (losses) (realized/
     unrealized):................
       Included in
         earnings:...............
          Realized
            investment
            gains
            (losses),
            net:.................              --             (1,645)              (7,800)                --                 (2)
          Asset
            management
            fees and
            other income.........              --                 --                   --                 --                 --
       Included in other
         comprehensive
         income (loss)...........             217              2,605               32,257                 44               2,966
   Net investment income.........              (2)               873                   53                 --                 --
   Purchases, sales,
     issuances, and
     settlements.................              --             (4,046)             (13,125)            (1,252)                --
   Foreign currency
     translation.................              --                 --                   --                 --                 --
   Transfers into (out
     of) Level 3 (2).............              --             19,196               79,403                 --                 2
                                  ---------------- ------------------ -------------------- ------------------ ------------------

Fair value, end of period........ $         1,082  $          30,340  $           134,430  $           5,101   $          3,934
                                  ================ ================== ==================== ================== ==================
Unrealized gains
  (losses) for the
  period relating to
  those Level 3 assets
  that were still held
  by the Company at the
  end of the period (3):
       Included in
         earnings:...............
          Realized
            investment
            gains
            (losses),
            net:................. $            --  $          (1,923) $            (7,787) $              --  $              (2)
          Asset
            management
            fees and
            other income......... $            --  $              --  $                --  $              --  $              --
          Interest
            credited to
            policyholder
            account.............. $            --  $              --  $                --  $              --  $              --
       Included in other
         comprehensive
         income (loss)........... $           217  $           2,601  $            32,244  $              44  $           2,966

                                                               Nine Months Ended September 30, 2009
                                  ----------------------------------------------------------------------------------------------
                                   Other Trading
                                  Account Assets -    Other Long-                              Separate             Future
                                     Corporate           term                                   Account             Policy
                                     Securities       Investments        Other Assets         Assets (1)           Benefits
                                  ---------------- ------------------ -------------------- ------------------ ------------------

                                                                          (in thousands)
Fair value, beginning of
  period......................... $         1,089  $         (17,167) $         1,157,884  $         154,316  $        (794,640)
   Total gains or
     (losses) (realized/
     unrealized):................
       Included in
         earnings:...............
          Realized
            investment
            gains
            (losses), net........              --             13,584             (978,380)            (3,484)           643,987
          Asset
            management
            fees and
            other income.........              60                 --                   --                 --                 --
       Included in other
         comprehensive
         income (loss)...........              --                 --               16,415            (13,104)                --
   Net investment income.........              --                 --                   --                 --                 --
   Purchases, sales,
     issuances, and
     settlements.................              --                 --              125,101              7,001            (23,505)
   Foreign currency
     translation.................              --                 --                   --                 --                 --
   Transfers into (out
     of) Level 3 (2).............              --                 --                   --             (5,438)                --
                                  ---------------- ------------------ -------------------- ------------------ ------------------

Fair value, end of period........ $         1,149  $          (3,583) $           321,020  $         139,291  $        (174,158)
                                  ================ ================== ==================== ================== ==================
Unrealized gains
  (losses) for the
  period relating to
  those Level 3 assets
  that were still held
  by the Company at the
  end of the period (3):
       Included in
         earnings:...............
          Realized
            investment
            gains
            (losses), net........ $            --  $          13,584  $          (611,864) $              --  $         628,165
          Asset
            management
            fees and
            other income......... $            60  $              --  $                --  $              --  $              --
          Interest
            credited to
            policyholder
            account.............. $            --  $              --  $                --  $         (13,104) $              --
       Included in other
         comprehensive
         income (loss)........... $            --  $              --  $            16,415  $              --  $              --

--------
(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers - Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $99 million during the nine months ended September 30, 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the three and nine months ending September 30, 2008, as well as the portion of gains or losses included in income for the three and nine months ended September 30, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at September 30, 2008.

                                                                Three Months Ended September 30, 2008
                                           -------------------------------------------------------------------------------
                                                 Fixed              Equity               Other
                                              Maturities,         Securities,           Trading
                                             Available For       Available for          Account          Other Long-term
                                                 Sale                Sale               Assets             Investments
                                           -------------------------------------------------------------------------------

                                                                           (in thousands)
Fair value, beginning of period........... $          83,800  $            3,099  $             1,149  $           (7,148)
   Total gains or (losses)
     (realized/unrealized):...............                --                  --                   --                  --
       Included in earnings:..............                --                  --                   --                  --
          Realized investment
            gains (losses), net...........               (39)                 --                   --              (7,581)
          Asset management fees
            and other income..............                --                  --                    6                  --
          Interest credited to
            policyholder account..........                --                  --                   --                  --
       Included in other
         comprehensive income
         (loss)...........................            (3,470)                 39                   --                  --
   Net investment income..................               (91)                 --                   --                  --
   Purchases, sales, issuances,
     and settlements......................            22,071                  --                   --                  --
   Transfers into (out of) Level 3
     (2)..................................           (13,760)                 --                   --                  --
                                           ------------------ ------------------- -------------------- -------------------
Fair value, end of period................. $          88,511  $            3,138  $             1,155  $          (14,729)
                                           ================== =================== ==================== ===================
Unrealized gains (losses) for the
  period ending relating to those
  level 3 assets that were still
  held by the Company at the end
  of the period (3):
       Included in earnings:..............
          Realized investment
            gains (losses), net........... $             (81) $               --  $                --  $           (7,575)
          Asset management fees
            and other income.............. $              --  $               --  $                 6  $               --
          Interest credited to
            policyholder account.......... $              --  $               --  $                --  $               --
       Included in other
         comprehensive income
         (loss)........................... $          (3,459) $               39  $                --  $               --

                                           -----------------------------------------------------------
                                                                   Separate
                                                                    Account          Future Policy
                                             Other Assets         Assets (1)           Benefits
                                           -----------------------------------------------------------

                                                                 (in thousands)

Fair value, beginning of period........... $         119,041  $          191,209  $           (79,025)
   Total gains or (losses)
     (realized/unrealized):...............                --                  --                   --
       Included in earnings:..............                --                  --                   --
          Realized investment
            gains (losses), net...........           104,644                  --             (111,262)
          Asset management fees
            and other income..............                --                  --                   --
          Interest credited to
            policyholder account..........                --              (8,766)                  --
       Included in other
         comprehensive income.............                --                  --                   --
   Net investment income..................                --                  --                   --
   Purchases, sales, issuances,
     and settlements......................             4,999               1,519               (5,016)
   Transfers into (out of) Level 3
     (2)..................................                --                  --                   --
   Other..................................                --                  --                   --
                                           ------------------ ------------------- --------------------


Fair value, end of period................. $         228,684  $          183,962  $          (195,303)
                                           ================== =================== ====================
Unrealized gains (losses) for the
  period ending relating to those
  level 3 assets that were still
  held by the Company at the end
  of the period (3):
       Included in earnings:..............
          Realized investment
            gains (losses), net........... $         104,960  $               --  $          (111,584)
          Asset management fees
            and other income.............. $              --  $               --  $                --
          Interest credited to
            policyholder account.......... $              --  $           (8,779) $                --
       Included in other
         comprehensive income
         (loss)........................... $              --  $               --  $                --

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers - Transfers - Transfers out of Level 3 for Fixed Maturities Available for Sale totaled $13.8 million during the three months ended September 30, 2008. This activity was a result of the use of pricing service information that the Company was able to validate in the third quarter of 2008 but was not available in the third quarter of 2008.

                                                                  Nine Months Ended September 30, 2008
                                           ----------------------------------------------------------------------------------
                                                  Fixed               Equity                 Other
                                               Maturities,          Securities,             Trading           Other Long-
                                              Available For        Available for            Account              term
                                                  Sale                 Sale                  Assets           Investments
                                           ------------------- ---------------------- -------------------- ------------------
                                                                             (in thousands)
Fair value, beginning of period........... $          107,063  $               4,703  $             1,164  $          (4,768)
   Total gains or (losses)
     (realized/unrealized):...............                 --                     --                   --                 --
       Included in earnings:..............                 --                     --                   --                 --
          Realized investment
            gains (losses), net...........             (4,794)                    (2)                  --             (9,961)
          Asset management fees
            and other income..............                 --                     --                   (9)                --
          Interest credited to
            policyholder account..........                 --                     --                   --                 --
       Included in other
         comprehensive income
         (loss)...........................             (9,220)                  (212)                  --                 --
   Net investment income..................               (330)                    --                   --                 --
   Purchases, sales, issuances,
     and settlements......................             42,821                     --                   --                 --
   Transfers into (out of) Level 3
     (2)..................................            (47,029)                (1,351)                  --                 --
                                           ------------------- ---------------------- -------------------- ------------------
Fair value, end of period................. $           88,511  $               3,138  $             1,155  $         (14,729)
                                           =================== ====================== ==================== ==================

Unrealized gains (losses) for the
  period relating to those level 3
  assets that were still held by
  the Company at the end of the
  period (3):
       Included in earnings:..............
          Realized investment
            gains (losses), net........... $           (4,927) $                  (2) $                --  $          (9,953)
          Asset management fees
            and other income.............. $               --  $                  --  $                (9) $              --
          Interest credited to
            policyholder account.......... $               --  $                  --  $                --  $              --
       Included in other
         comprehensive income
         (loss)........................... $           (9,185) $                (212) $                --  $              --

                                           ---------------------------------------------------------------
                                                                     Separate                Future
                                                  Other               Account                Policy
                                                 Assets             Assets (1)              Benefits
                                           ------------------- ---------------------- --------------------
                                                                   (in thousands)
Fair value, beginning of period........... $           48,024  $             172,225  $           (35,232)
   Total gains or (losses)
     (realized/unrealized):...............                 --                     --                   --
       Included in earnings:..............                 --                     --                   --
          Realized investment
            gains (losses), net...........            165,406                     --             (144,764)
          Asset management fees
            and other income..............                 --                     --                   --
          Interest credited to
            policyholder account..........                 --                 (5,971)                  --
       Included in other
         comprehensive income.............                 --                     --                   --
   Net investment income..................                 --                     --                   --
   Purchases, sales, issuances,
     and settlements......................             15,254                 17,708              (15,307)
   Transfers into (out of) Level 3
     (2)..................................                 --                     --                   --
   Other..................................                 --                     --                   --
                                           ------------------- ---------------------- --------------------
Fair value, end of period................. $          228,684  $             183,962  $          (195,303)
                                           =================== ====================== ====================

Unrealized gains (losses) for the
  period relating to those level 3
  assets that were still held by
  the Company at the end of the
  period (3):
       Included in earnings:..............
          Realized investment
            gains (losses), net........... $          165,959  $                  --  $          (145,320)
          Asset management fees
            and other income.............. $               --  $                  --  $                --
          Interest credited to
            policyholder account.......... $               --  $              (5,971) $                --
       Included in other
         comprehensive income
         (loss)........................... $               --  $                  --  $                --

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

4. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers - Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $48 million during the nine months ended September 30, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments - The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 5 for a discussion of derivative instruments.

Commercial mortgage loans

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances

Only the portion of policyholders' account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair value is derived using discounted projected cash flows based on interest rates that are representative of the Company's claims paying ratings, and hence reflects the Company's own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

The following table discloses the Company's financial instruments where the carrying amounts and fair values may differ:

                                                        September 30, 2009
                                                     -------------------------
                                                       Carrying      Fair
                                                        Amount       Value
                                                     ------------ ------------
                                                          (in thousands)

     Assets:

        Commercial mortgage loans................... $  1,055,214 $  1,014,484

        Policy loans................................    1,000,539    1,190,550

     Liabilities:

     Policyholder account balances - Investment
      contracts.....................................      488,044      482,511

5. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

5. DERIVATIVE INSTRUMENTS (continued)

equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which contain embedded derivatives. The Company has reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models. In the affiliates, the Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products' features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company's guarantees which reduces the need for hedges. In addition to the hedging of guaranteed risks by Pruco Re, the Company started hedging a portion of the market exposure related to the overall capital position of our variable annuity business.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

5. DERIVATIVE INSTRUMENTS (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                        September 30, 2009                December 31, 2008
                                 --------------------------------  --------------------------------
                                                  Fair Value                       Fair Value
                                  Notional  ---------------------   Notional  ---------------------
                                   Amount    Assets   Liabilities    Amount    Assets   Liabilities
                                 ---------- --------- -----------  ---------- --------- -----------
   Qualifying Hedge
   Relationships                                           (in thousands)
Currency/Interest Rate..........     39,635        --     (1,506)      16,289       649          --
                                 ---------- --------- -----------  ---------- --------- -----------
   Total Qualifying Hedge
     Relationships.............. $   39,635 $      -- $    (1,506) $   16,289 $     649 $        --
                                 ========== ========= ===========  ========== ========= ===========
   Non-qualifying Hedge
     Relationships..............

Interest Rate................... $  432,600 $  11,366 $  (10,476)  $  103,000 $  11,649 $        --

Currency........................      2,715         5          --       2,968       150          --

Credit..........................    171,395    10,900     (6,701)     173,947    10,126    (17,584)

Currency/Interest Rate..........     52,586        73     (2,535)      15,800       512       (409)

Equity..........................    258,304     2,549     (7,869)           4        87          --
                                 ---------- --------- -----------  ---------- --------- -----------
Total Non-qualifying Hedge
  Relationships................. $  917,600 $  24,893 $  (27,581)  $  295,719 $  22,524 $  (17,993)
                                 ========== ========= ===========  ========== ========= ===========

Total Derivatives (1)........... $  957,235 $  24,893 $  (29,087)  $  312,008 $  23,173 $  (17,993)
                                 ========== ========= ===========  ========== ========= ===========

(1) Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives as of September 30, 2009 was a liability of $215 million and a liability of $852 million as of December 31, 2008 included in Future policy benefits.

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                       Three Months     Nine Months
                                                           Ended           Ended
                                                       September 30,   September 30,
                                                      --------------------------------
                                                           2009            2009
                                                      --------------------------------
                                                               (in thousands)
Cash flow hedges

Currency/ Interest Rate

   Net investment income............................. $            43 $            116
   Other Income......................................            (23)             (20)
   Accumulated Other Comprehensive Income (Loss) (1). $       (1,106) $        (2,143)
                                                      --------------- ----------------
                                                      --------------- ----------------
       Total cash flow hedges........................ $       (1,086) $        (2,047)
                                                      --------------- ----------------

Non- qualifying hedges
Realized investment gains (losses)...................
   Interest Rate..................................... $        11,921 $       (15,767)
   Currency..........................................           (117)            (141)
   Currency/Interest Rate............................         (2,278)          (5,127)
   Credit............................................           4,346       7,463
   Equity............................................        (53,395)         (53,403)
   Embedded Derivatives..............................           2,048        (336,427)
                                                      --------------- ----------------
       Total non-qualifying hedges................... $      (37,475) $      (403,402)
                                                      --------------- ----------------
       Total Derivative Impact....................... $      (38,561) $      (405,449)
                                                      =============== ================

(1) Amounts deferred in Equity

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

5. DERIVATIVE INSTRUMENTS (continued)

For the three and nine month periods ending September 30, 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                         (in thousands)
                                                         --------------
     Balance, December 31, 2008......................... $        (672)
     Net deferred losses on cash flow hedges from
      January 1 to September 30, 2009...................        (2,258)
     Amount reclassified into current period earnings...            116
                                                         --------------
     Balance, September 30, 2009........................ $      (2,814)
                                                         ==============

As of September 30, 2009, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholders' Equity.

Credit Derivatives Written

The following tables set forth exposure from credit derivatives where the company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

                                              ---------------------------
                                                  September 30, 2009
                                              ---------------------------
                                              First to Default Basket (1)
                                              ---------------------------
           NAIC
       Designation   Rating Agency Equivalent    Notional     Fair Value
       -----------   ------------------------ -------------- -----------
                                                     (in millions)
            1        Aaa, Aa, A               $           -- $        --
            2        Baa                                  52         (3)
                                              -------------- -----------
                     Subtotal Investment
                       Grade                              52         (3)
            3        Ba                                   47         (1)
            4        B                                    --          --
            5        C and lower                           5          --
            6        In or near default                   --          --
                                              -------------- -----------
       Total                                  $          104 $        (4)
                                              ============== ===========

                                              ---------------------------
                                                   December 31, 2008
                                              ---------------------------
                                              First to Default Basket (1)
                                              ---------------------------
           NAIC
       Designation   Rating Agency Equivalent    Notional     Fair Value
       -----------   ------------------------ -------------- -----------
                                                     (in millions)
            1        Aaa, Aa, A               $            5 $       (1)
            2        Baa                                  92        (15)
                                              -------------- -----------
                     Subtotal Investment
                       Grade                              97        (16)
            3        Ba                                    1          --
            4        B                                    --          --
            5        C and lower                           6         (1)
            6        In or near default                   --          --
                                              -------------- -----------
       Total                                  $          104 $      (17)
                                              ============== ===========

(1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

5. DERIVATIVE INSTRUMENTS (continued)

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

                                   September 30, 2009    December 31, 2008
                                  --------------------- -------------------
Industry                          Notional  Fair Value  Notional Fair Value
                                  -------- ------------ -------- ----------
                                                (in millions)
Corporate Securities:............
   First to Default Baskets(1)...      104          (4)      104       (17)
                                  -------- ------------ -------- ----------
Total Credit Derivatives......... $    104 $        (4) $    104       (17)
                                  ======== ============ ======== ==========

(1) Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $104 million notional of credit default swap ("CDS") selling protection at September 30, 2009 and December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders' Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $79 million and $63 million at September 30, 2009 and December 31, 2008, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of September 30, 2009 the Company had $67 million of outstanding notional amounts, reported at fair value as an asset of $8 million.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company manages credit risk by entering into over-the-counter derivative contracts with an affiliate Prudential Global Funding, LLC, see Note 8. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The Company utilizes its own credit spread to reflect the markets perception of its non-performance risk when determining the fair value of OTC derivative assets and liabilities. This credit spread captures the non-performance risk of the Company's OTC derivative related assets and liabilities.

6.  CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, we may offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

6. CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Legal and regulatory actions may include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as investments and third party contracts. In certain of these matters, plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General's Office ("NYAG") relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia, an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. ("ASISI"), reached a resolution of these investigations by the SEC and the NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of the Company and serves as investment manager for certain investment options under the Company's variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia Insurance Company Ltd. (publ) ("Skandia") in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI has paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty. These amounts will be paid into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution consultant acceptable to the Staff of the SEC to develop a proposed plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the costs of the settlements.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

7. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Captive Company "PARCC", Universal Prudential Arizona Reinsurance Company "UPARC", Pruco Re and Prudential Arizona Reinsurance III Company "PAR III", in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Effective December 21, 2008 the Company, excluding its subsidiaries, entered into a coinsurance agreement with an affiliate, PAR III, providing for the 90% reinsurance of its Return of Premium ("ROP") Term Life policies issued on or after January 1, 2009.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see note 8.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE (continued)

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 8 of the Unaudited Interim Consolidated Financial Statements.

Reinsurance amounts included in the Company's Unaudited Interim Consolidated Statements of Operations and Comprehensive Income for the three and nine months ended September 30, 2009 and 2008 are as follows:

                                                       (in thousands)

                                           Three Months              Nine Months

                                        2009         2008         2009         2008
                                     ----------- ------------ ------------ ------------

    Gross premiums and policy
     charges and fee income......... $   471,659 $    407,459 $  1,366,147 $  1,263,315

    Reinsurance ceded...............   (291,521)    (247,053)    (863,729)    (740,433)
                                     ----------- ------------ ------------ ------------
    Net premiums and policy charges
     and fee income................. $   180,138 $    160,406 $    502,418 $    522,882
                                     =========== ============ ============ ============

    Policyholders' benefits ceded... $    93,030 $    100,899 $    403,033 $    386,633

    Realized capital (losses)/gains
     net, associated with
     derivatives.................... $  (20,708) $  (102,384) $  (995,161) $    160,344

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income.
Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

During 2009, reinsurance ceded included a $17 million expense due to an underpayment to an affiliate in prior periods.

Realized investment gains and losses include the reinsurance of certain of the Company's embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains". The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 8 to the Unaudited Interim Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance recoverables included in the Company's Unaudited Interim Consolidated Statements of Financial Position at September 30, 2009 and December 31, 2008 were as follows:

                                                      (in thousands)

                                                     2009         2008
                                                 ------------ ------------

      Domestic life insurance - affiliated...... $  1,711,995 $  2,340,962
      Domestic life insurance - unaffiliated....        (405)        1,540
      Taiwan life insurance-affiliated..........      763,299      701,160
                                                 ------------ ------------
                                                 $  2,474,889 $  3,043,662
                                                 ============ ============

Substantially all reinsurance contracts are with affiliates as of September 30, 2009 and December 31, 2008. These contracts are described further in Note 8 of the Unaudited Interim Consolidated Financial Statements.

The gross and net amounts of life insurance in force as of September 30, 2009 and 2008 were as follows:


                                                 (in thousands)

                                              2009             2008
                                        ---------------- ----------------
      Gross life insurance in force.... $    500,844,738 $    436,547,897
      Reinsurance Ceded................    (450,845,565)    (389,823,960)
                                        ---------------- ----------------
      Net life insurance in force...... $     49,999,173 $     46,723,937
                                        ================ ================

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

8. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the three months and the nine months ended September 30, 2009 and 2008. The expense charged to the Company for the deferred compensation program was less than $1 million for the three months ended September 30, 2009 and 2008; and $2 million for the nine months ended September 30, 2009 and 2008, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the plans was $1 million for the three months ended September 30, 2009 and 2008; and $3 million for the nine months ended September 30, 2009 and 2008.

The Company's share of net expense for the pension plans was $2 million for the three months ended September 30, 2009 and 2008; and $6 million for the nine months ended September 30, 2009 and 2008.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

Effective April 1, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $5 million for the three months and $8 million for the nine months ended September 30, 2009. These revenues are recorded as "Asset administration fees" in the Unaudited Interim Consolidated Statements of Operations and Comprehensive Income.

Effective April 15, 2009, PLNJ amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $0.4 million for the three months and $0.6 million for the nine months ended September 30, 2009. These revenues are recorded as "Asset administration fees" in the Unaudited Interim Consolidated Statements of Operations and Comprehensive Income.

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). These revenues are recorded as "Asset administration fees" in the Unaudited Interim Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $1.606 billion at September 30, 2009 and $1.217 billion at December 31, 2008. Fees related to these COLI policies were $7 million and $17 million for the three months ended September 30, 2009 and 2008, respectively; and $19 million and $28 million for the nine months ended September 30, 2009 and 2008, respectively. The decline in fees is related to the delay in an internal payment that was received in fourth quarter 2009.

PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

8. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with affiliates

UPARC

The Company, excluding its subsidiaries, reinsures its universal life policies having no lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse guarantee provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The portion of this reinsurance contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to the reinsurance agreement were $10 million and $24 million as of September 30, 2009 and December 31, 2008, respectively. Premiums ceded to UPARC were $15 million and $14 million for the three months ended September 30, 2009 and 2008, respectively; and $36 million and $39 million for the nine months ended September 30, 2009 and 2008, respectively . Benefits ceded to UPARC were $7 million and $8 million for the three months ended September 30, 2009 and 2008, respectively; and $38 million and $41 million for the nine months ended September 30, 2009 and 2008 respectively. The portion of this reinsurance contract related to the no lapse guarantee provision is accounted for as an embedded derivative. Realized losses were $5 million for the three months ended September 30, 2009 and 2008, while realized losses were $365 million and realized gains were $23 million for the nine months ended September 30, 2009 and 2008, respectively, primarily due to the change in non-performance risk in the valuation of embedded derivatives and actual activity related to premiums and benefits. The underlying asset is reflected a reinsurance recoverable in the Company's Unaudited Interim Consolidated Statements of Financial Position.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies exclusive of those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $1.456 billion and $1.137 billion as of September 30, 2009 and December 31, 2008, respectively. Premiums ceded to PARCC for the three months ended September 30, 2009 and September 30, 2008 were $203 million and $170 million, respectively; and $589 million and $482 million for the nine months ended September 30, 2009 and September 30, 2008, respectively. Benefits ceded for the three months ended September 30, 2009 and September 30, 2008 were $80 million and $48 million, respectively; and $225 million and $199 million for the nine months ended September 30, 2009 and September 30, 2008, respectively. Reinsurance expense allowances, net of capitalization and amortization for the three months ended September 30, 2009 and September 30, 2008 were $40 million and $33 million, respectively; and $121 million and $96 million for the nine months ended September 30, 2009 and September 30, 2008, respectively.

PAR III

The Company, excluding its subsidiaries, reinsures 90% of the risk under its ROP term life insurance policies issued on or after January 1, 2009 through an automatic coinsurance agreement with PAR III. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $2 million as of September 30, 2009. Premiums ceded to PAR III for the three and nine months ended September 30, 2009 were less than $1 million.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Reinsurance recoverables related to this agreement were $57 million and $46 million as of September 30, 2009 and December 31, 2008. Premiums and fees ceded to Prudential Insurance for the three months ended September 30, 2009 and September 30, 2008 were $52 million and $54 million, respectively; and $183 million and $160 million for the nine months ended September 30, 2009 and September 30, 2008, respectively. Benefits ceded for the three months ended September 30, 2009 and September 30, 2008 were $49 million and $40 million, respectively; and $174 million and $133 million for the nine months ended September 30, 2009 and September 30, 2008 respectively. In addition, there are two yearly renewable term agreements which the Company can offer on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. The Company is not relieved of its primary obligation to the policyholders as a result of this agreement. Reinsurance recoverables related to this agreement were $8 million and $9 million as of September 30, 2009 and December 31, 2008, respectively. Benefits ceded were less than $1 million for the three months and were $1 million for the nine months ended September 30, 2009 and September 30, 2008.

Pruco Re

During 2009, the Company, excluding its subsidiaries, entered into new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective June 30, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 7 Plus ("HD7 Plus") and Spousal Highest Daily Lifetime 7 Plus ("SHD7 Plus")

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PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

8. RELATED PARTY TRANSACTIONS (continued)

benefit features sold on certain of its annuities. Fees ceded on this agreement, for the three and nine months ended September 30, 2009 was $2 million.

During 2008, the Company, excluding its subsidiaries entered into two new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD7 and SHD7 benefit feature sold on certain of its annuities. Fees ceded on this agreement, for the three months ended September 30, 2009 and September 30, 2008 were $3.0 million and $1.4 million, respectively; and $8.3 million and $2.3 million for the nine months ended September 30, 2009 and September 30, 2008, respectively.

Effective January 28, 2008, the Company, excluding its subsidiaries entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD GRO benefit feature sold on certain of its annuities. Fees ceded on this agreement, for the three months ended September 30, 2009 and September 30, 2008 were less than $1 million, for the nine months ended September 30, 2009 and September 30, 2008.

The Company reinsures 100% of the risk on its Lifetime Five ("LT5"), Highest Daily Lifetime Five benefit ("HDLT5") and Spousal Lifetime Five benefit ("SLT5") feature sold on certain of its annuities through an automatic coinsurance agreement with Pruco Re. Fees ceded on the LT5 agreement, for the three months ended September 30, 2009 and September 30, 2008 were $3.6 million and $4.2 million, respectively; and $9.9 million and $13.1 million for the nine months ended September 30, 2009 and September 30, 2008, respectively.

Effective November 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit ("HDLT5") feature. Fees ceded on this agreement, for the three months ended September 30, 2009 and September 30, 2008 were $1.2 million and $1.3 million, respectively; and $3.6 million and $4.2 million for the nine months ended September 30, 2009 and September 30, 2008, respectively.

Effective March 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit ("SLT5") feature. Fees ceded on this agreement, for the three months ended September 30, 2009 and September 30, 2008 were $0.5 million and $0.6 million, respectively; and $1.5 million and $2.0 million for the nine months ended September 30, 2009 and September 30, 2008, respectively.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company, excluding its subsidiaries transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S.GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

Affiliated premiums ceded for the three months ended September 30, 2009 and September 30, 2008 to Prudential of Taiwan under this agreement were $19 million and $7 million, respectively; and $53 million and $56 million for the nine months ended September 30, 2009 and September 30, 2008, respectively. Affiliated benefits ceded for the three months ended September 30, 2009 and September 30, 2008 were $4 million and $14 million and $9 million for the nine months ended September 30, 2009 and September 30, 2008, respectively.

Reinsurance recoverables related to this agreement were $763 million and $701 million at September 30, 2009 and December 31, 2008, respectively.

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PRUCO LIFE INSURANCE COMPANY

Notes to Unaudited Interim Consolidated Financial Statements
--------------------------------------------------------------------------------

8. RELATED PARTY TRANSACTIONS (continued)

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance, which allows the Company to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. The Company had no debt outstanding to Prudential Funding, LLC as of September 30, 2009 and September 30, 2008. Interest expense related to this debt was less than $1 million for the three months and nine months ended September 30, 2009 and September 30, 2008. The related interest was charged at a variable rate ranging from 3.05% to 7.05% for 2009 and 2.06% to 4.31% for 2008.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties and by obtaining collateral where appropriate. Additionally, limits are set on a single party credit exposures which are subject to periodic management review.

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